UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

CARILLON SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-1000

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Item 1. Reports to Shareholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Item 1. Reports to Shareholders (Continued)

(b) Not applicable.

Annual Report

and Investment Performance Review for the fiscal year ended October 31, 2022

Equity Funds

Carillon ClariVest Capital Appreciation Fund

Carillon ClariVest International Stock Fund

Carillon Eagle Growth & Income Fund

Carillon Eagle Mid Cap Growth Fund

Carillon Eagle Small Cap Growth Fund

Carillon Scout Mid Cap Fund

Carillon Scout Small Cap Fund

Fixed Income Funds

Carillon Reams Core Bond Fund

Carillon Reams Core Plus Bond Fund

Carillon Reams Unconstrained Bond Fund

880 Carillon Parkway  |  St. Petersburg, FL 33716  |  800.421.4184  |  rjinvestmentmanagement.com

Not FDIC Insured	May Lose Value	No Bank Guarantee

Carillon Fund Distributors, Inc., Member FINRA

Table of Contents

President’s Letter1
Performance Summary and Commentary 2
Growth of a $10,000 Investment 9
Description of Indices11
Investment Portfolios
Carillon ClariVest Capital Appreciation Fund12
Carillon ClariVest International Stock Fund13
Carillon Eagle Growth & Income Fund15
Carillon Eagle Mid Cap Growth Fund15
Carillon Eagle Small Cap Growth Fund17
Carillon Scout Mid Cap Fund 18
Carillon Scout Small Cap Fund20
Carillon Reams Core Bond Fund22
Carillon Reams Core Plus Bond Fund24
Carillon Reams Unconstrained Bond Fund29

Statements of Assets and Liabilities33
Statements of Operations36
Statements of Changes in Net Assets 39
Financial Highlights42
Notes to Financial Statements50
Report of Independent Registered Public Accounting Firm65
Understanding Your Ongoing Costs67
Renewal of Investment Advisory and Subadvisory Agreements69
Principal Risks72
Trustees and Officers 84

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President’s Letter

Dear Fellow Shareholders:

I hope this letter finds you healthy and well. The annual report of the Carillon Family of Funds for the 12-month period ending October 31, 2022, follows.

Your fund family continues to operate efficiently and effectively as we have transitioned from being physically distanced to working more in the office while minding current guidelines to keep associates healthy and safe.

The past year has been quite challenging across global markets with both bonds and equities declining by double digits. Global central banks have embarked on a monetary tightening campaign in response to the highest levels of inflation in decades. Continued supply-chain disruptions and a war between Russia and Ukraine have exacerbated inflationary pressures brought on by supply-demand dislocations from the pandemic, resulting in painful price increases globally. The U.S. Federal Reserve was late to the tightening party, and consequently the path of rate hikes has been the steepest in decades . . . and there is still room for more heading into next year.

The rapid tightening of financial conditions led to significant valuation compression across equity markets. Higher-duration companies, including information technology, biotechnology, and communication services, as well as unprofitable cash burners, were impacted the most. Many of the best-performing companies during the pandemic have been among the worst performers over the past 12 months. Tighter financial conditions also have led to increased recessionary risks, which have weighed on the performance of more cyclical companies, particularly those exposed to the consumer. Additionally, increased recession probabilities have pressured shares of smaller companies, contributing to one of the worst periods for the Russell 2000® Index since its inception.

While it has been a very challenging 12-month stretch, it is worth pointing out that many broad-market equity indices remain at or above where they were two years ago. Bond rates also have moved higher, which has been a mixed blessing for fixed income investors and managers. But for the first time in more than 12 years, investors do not need to reach out on the risk spectrum to find attractive yields. Dispersion also has increased considerably across equity and fixed income markets, creating an opportunity for active managers to add value for clients via security selection.

Volatility and a continued focus on inflation may force investors to be more selective in choosing the companies that they believe can thrive in this environment. Carillon Fund Managers believe they continue to see opportunity in the current market environment for their research-driven strategies. Carillon’s diverse array of funds, spanning small-cap, mid-cap, large-cap, and international equities, as well as fixed income, can help investors navigate current conditions and build toward long-term plans.

As with all investments, investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, risks, charges, and expenses of any fund before you invest. Contact us at 800.421.4184 or rjinvestmentmanagement.com or call your financial professional for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

We are grateful for your continued support of the Carillon Family of Funds and hope we can continue to be a partner in helping you achieve your financial goals. I hope you will read the commentaries that follow in which our Portfolio Managers discuss their specific funds.

Sincerely,

Susan Walzer

President, Carillon Series Trust

December 16, 2022

This commentary reflects the President’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at rjinvestmentmanagement.com.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

1

Performance Summary and Commentary

Carillon ClariVest Capital Appreciation Fund

Portfolio Managers  |  David J. Pavan, CFA®, C. Frank Feng, Ph.D., Ed Wagner, CFA®, and Todd N. Wolter, CFA® of ClariVest Asset Management LLC (“ClariVest”), are Portfolio Co-Managers of the ClariVest Capital Appreciation Fund (the “Fund”). Mr. Pavan, Dr. Feng, Mr. Wagner and Mr. Wolter are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Pavan, Feng, and Wagner have been Portfolio Co-Managers of the Fund since 2013. Mr. Wolter has served as the Fund’s Portfolio Co-Manager since February 2019.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (22.65)%, outperforming its benchmark index, the Russell 1000® Growth Index, which returned (24.60)%. Many equity indices have entered bear-market territory, down over 20% from their respective highs. And while there had been debate around whether the global economy could emerge from this tightening cycle in a “soft landing,” financial markets now broadly seem to be pricing in a recession as the base-case scenario.

The Fund outperformed the benchmark primarily due to stock selection in the health care and materials sectors. Stock selection in the industrials and information technology sectors detracted from performance during the period. An underweight to communication services and an overweight to health contributed to performance, while the Fund lost ground due to underweight positions in the consumer staples and industrials sectors

Inflation has been a serious threat to markets all year, as consumer price indexes (CPI) have soared to 40-year highs. Central banks around the world now view bringing down inflation as their top priority. Significantly, real rates (the policy rate minus the rate of inflation) are still deeply negative. For example, in the U.S., the 1-Year Real Interest Rate is around (2.57)% while the historical average is approximately 1.38%.

The Fed delivered another significant rate hike at its meeting in September, lifting the upper bound of the fed funds target range by 75 basis points to 3.25%. The Fed has already indicated that it will continue to raise rates until it sees “clear and consistent” evidence that inflation is abating. The Fed’s own projections indicate that it’s likely to continue raising the rate to a peak level of 4.6% in 2023, implying roughly another 1.50% in hikes.

The rapid move higher in yields has put downward pressure on equity markets, especially the higher-valuation and more speculative parts of the market. Similarly, the housing sector is feeling the impact of the Fed’s rate hikes through rising mortgage rates (which have been above 7%!) but even here the evidence was mixed. On a year-over-year basis, prices decelerated from June to July at the fastest pace in the history of the Case Shiller Index, however new home sales surprised investors by rising in August.

A strong U.S. dollar has created both positives and negatives this year. On the one hand, its rise has helped stem at least some of the burden imposed by higher inflation and solidify the United States’ status as a safe haven. However, given that about 40% of S&P 500 earnings originate from overseas, the dollar’s strong and swift increase has impacted many U.S. corporations’ bottom lines. That is especially unwelcome at a time during which global growth is slowing and supply chains remain stretched.

Prices for oil and commodities remain elevated, but many have declined from highs reached earlier in the year. West Texas Intermediate (WTI) crude oil reached over $120/barrel in February, and again in June, but is now trading around $85. The ongoing tragedy of the Russia-Ukraine war created a surge in prices for agricultural commodities. Both Russia and Ukraine are major exporters of wheat and other farm products. China is a major consumer of metals, and its frequent lockdowns in pursuit of its “zero-COVID” policy slowed demand in recent months. If China can resume normal business activity it would be a tailwind to metals as well as other commodities.

Perhaps some good news is that inflation is starting to show early signs of easing. We have seen oil and commodity prices move lower since mid-June, while gas prices at the pump continue to decline. Other measures, including supply-chain pressure and some inflation expectations are moderating as well. One portion of inflation that remains persistent, however, is the shelter and rent components of core CPI. While these components of inflation may take longer to slow, some of the underlying trends seem to be softening.

Another positive, the U.S. labor market continues to show resilience, and domestic banking and financial systems appear structurally sound (seemingly in better shape than in the financial crisis of 2008). U.S. credit markets appear orderly, and the economy is less reliant on foreign energy sources than other economies around the globe.

Oddly reassuring is that a pending recession has been well advertised by many market participants, including Fed Chair Jerome Powell. As Powell noted in a recent conference, “The chances of a soft landing are likely to diminish to the extent that policy needs to be more restrictive, or restrictive for longer.” That sentiment may shift the focus from “if” to “when and how deep” a potential economic downturn may be. Therefore, for long-term investors, this bottoming process may present an opportunity to diversify, rebalance, or put new capital to work at potentially better prices ahead of a (hopefully) robust recovery.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

2

Performance Summary and Commentary

Carillon ClariVest International Stock Fund

Portfolio Managers  |  David R. Vaughn, CFA®, Alex Turner, CFA® , and Gashi Zengeni, CFA®, are Portfolio Managers of the Carillon ClariVest International Stock Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund – Mr. Vaughn since its inception, Mr. Turner since 2015, and Ms. Zengeni since March 2021. Ms. Zengeni served as Assistant Portfolio Manager of the Fund from April 2020 to April 2021.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (19.44)%,outperforming its benchmark index, the MSCI-EAFE Index, which returned (23.00)%. All of the countries in the MSCI EAFE Index were negative over the year ending October 31, 2022. And while there had been debate around whether the global economy could emerge from this tightening cycle in a “soft landing,” financial markets now broadly seem to be pricing in a recession as the base-case scenario.

The Fund outperformed the benchmark primarily due to stock selection in the industrials and communication services sectors. Stock selection within countries was strongest within Japan and the Netherlands, while investments in France and Austria detracted from performance. Underweight positions in Hong Kong and Sweden contributed to performance, while an underweight position in Australia and an overweight position in Japan detracted from performance. Underweight positions in the real estate and consumer discretionary sectors helped performance. Conversely, an overweight position in information technology and an underweight position in energy tempered returns.

Inflation has been a serious threat to markets all year, as consumer price indexes (CPI) have soared to 40-year highs. Central banks around the world now view bringing down inflation as their top priority. Significantly, real rates (the policy rate minus the rate of inflation) are still deeply negative. For example, in the U.S., the 1-Year Real Interest Rate is around -2.57%, while the historical average is approximately +1.38%.

Prices for oil and commodities remain elevated, but many have declined from highs reached earlier in the year. West Texas Intermediate (WTI) crude oil reached over $120/barrel in February, and again in June, but is now trading around $85. The ongoing tragedy of the Russia-Ukraine war created a surge in prices for agricultural commodities. Both Russia and Ukraine are major exporters of wheat and other farm products. China is a major consumer of metals, and its frequent lockdowns in pursuit of its ‘zero-COVID’ policy slowed demand in recent months. If China can resume normal business activity it would be a tailwind to metals as well as other commodities.

UK government bond yields spiked after the announcement of a new fiscal plan proposing large, unfunded tax cuts, energy subsidies, and sizable borrowing. Concerns about a severe deterioration in the public finances eased somewhat after the Bank of England (BoE) said it would make temporary purchases of long-dated bonds “on whatever scale is necessary” in an effort to “restore orderly market conditions.” The International Monetary Fund called on the UK to “reevaluate” the plan and. U.S. Treasury Secretary Janet Yellen said the U.S. was “monitoring developments very closely,” and as of this writing the government had backed off on at least one of the tax cuts.

Perhaps some good news is that inflation is starting to show early signs of easing. We have seen oil and commodity prices move lower since mid-June, while gas prices at the pump continue to decline. Other measures, including supply-chain pressure and some inflation expectations are moderating as well. One portion of inflation that remains persistent, however, is the shelter and rent components of core CPI. While these components of inflation may take longer to slow, some of the underlying trends seem to be softening.

European Central Bank (ECB) President Christine Lagarde stated that the economic outlook “is darkening” and that she expects business activity to “slow substantially” in the coming months as high energy and food prices hurt consumer spending power. She said output in the fourth quarter of 2022 and the first quarter of 2023 would most likely be “negative.”

Inflation in the eurozone accelerated to a record 10.1% in September from 9.1% in August. The figure exceeded a consensus forecast of 9.7% and reinforced market expectations the ECB will continue hiking interest rates in the next several meetings with hopes of returning inflation to reasonable levels in the medium term.

Oddly reassuring is that a pending recession has been well advertised by many market participants, including Fed Chair Jerome Powell. As Powell noted in a recent conference, “The chances of a soft landing are likely to diminish to the extent that policy needs to be more restrictive, or restrictive for longer.” That sentiment may shift the focus from “if” to “when and how deep” a potential economic downturn may be. Therefore, for long-term investors, this bottoming process may present an opportunity to diversify, rebalance, or put new capital to work at potentially better prices ahead of a (hopefully) robust recovery.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

3

Performance Summary and Commentary

Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Portfolio Managers  |  David Blount, CFA®, CPA, Harald Hvideberg, CFA®, and Brad Erwin, CFA® are Portfolio Managers of the Carillon Eagle Growth & Income Fund (the “Fund”) and are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Blount has served as the Fund’s Portfolio Manager since 2011. Mr. Hvideberg has served as the Fund’s Portfolio Manager since 2014. Mr. Erwin has served as the Fund’s Portfolio Manager since July 1, 2019.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (8.68)%, outperforming its benchmark index, the S&P 500® Index, which returned (14.61)%. The Fund’s Portfolio Management team (“PM team”) was satisfied with performance compared to the benchmark given the market environment. The outperformance was due to a strong allocation effect with underweights in communication services and consumer discretionary, as well as an overweight in consumer staples, all performing well. Dividend paying stocks strongly outperformed their non-dividend paying peers by roughly 28.2%. Stocks that did not pay a dividend were the worst performers, trading lower by (35.3)% during the year. Investments in the communication services, information technology, and consumer discretionary sectors contributed positively to the Fund’s performance relative to the benchmark. Meanwhile, investments in financials, materials and utilities sectors were detractors from the Fund’s performance. Without a doubt, inflation was the primary concern affecting equity and fixed income markets in 2022 (through October). Optimism over the Federal Reserve’s ability to control inflation early in the year gave way to the reality that substantial monetary tightening will be required. The 10-year treasury moved from approximately 1.5% to 4.0% by end of October tied to a series of higher than expected inflation readings forcing the market to discount additional Fed action, specifically higher rates and quantitative tightening. With that tightening comes a higher risk of pushing the economy into a recession, a clear negative for asset prices including equities.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

.

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the Carillon Eagle Mid Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the Fund’s management. Mr. Boksen has managed the Fund since its inception, Mr. Mintz has managed the Fund since 2011, Mr. Sassouni has managed the Fund since 2020 after serving as Assistant Portfolio Manager of the Fund since 2006, and Mr. Cavanaugh has managed the Fund since June 2022 after serving as a Senior Research Analyst of the Fund from 2017 to June 2022.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (26.72%), outperforming its benchmark index, the Russell Midcap® Growth Index, which returned (28.94%). Returns among mid-cap stocks overall were very disappointing in the period. In what has been a common theme for the better part of two years, there was a considerable disparity among the two notable style indexes, as the Russell Midcap Growth Index (down 28.9%) substantially lagged behind its counterpart Russell Midcap Value Index (down 10.2%) during the trailing 12-months ended October 31, 2022. Persistent and stubbornly high inflationary data has resulted in restrictive monetary policy that has not been friendly to the areas of the market generally viewed as growth-oriented. Sector returns were broadly negative within Growth, with only energy (up 65.0%) and utilities (up 2.4%) finishing in positive territory. Consumer staples (down 0.2%) and materials (down 14.6%) were also able to outpace the broader benchmark on a relative basis. Unsurprisingly, the more growth-oriented sectors of communication services (down 56.6%), consumer discretionary (down 34.1%) and information technology (down 33.8%) were the primary laggards.

The Fund’s outperformance relative to the benchmark was primarily driven by strong stock selection. On a sector basis, results within financials, where the Fund exhibited impressive stock selection that prioritized holdings that would benefit from an uptick in interest rates while also avoiding the associated credit risk that is often experienced within the sector during periods of economic uncertainty drove notable relative returns. Materials and consumer discretionary were additional bright spots in the period. The Fund’s slight underweight position to communication services, which was the benchmark’s worst performing sector in the period, also provided a boost to overall relative returns. The Fund’s information technology holdings detracted most notably from relative returns, where weak stock selection specifically within the software industry unfortunately weighed on results. The Fund’s holdings within energy were unable to keep pace with the impressive returns of their benchmark counterparts, despite posting healthy absolute returns. Health care was also a minor source of underperformance, but to a lesser extent.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

4

Performance Summary and Commentary

Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund

Portfolio Managers  |  Bert L. Boksen, CFA®, Eric Mintz, CFA®, Christopher Sassouni, D.M.D. and David Cavanaugh are Portfolio Managers of the Carillon Eagle Small Cap Growth Fund (the “Fund”) and are jointly and primarily responsible for all aspects of the Fund’s management. Mr. Boksen has managed the Fund since its inception, Mr. Mintz has managed the Fund since 2011, Mr. Sassouni has managed the Fund since 2020 after serving as Assistant Portfolio Manager of the Fund since 2006, and Mr. Cavanaugh has managed the Fund since June 2022 after serving as a Senior Research Analyst of the Fund from 2017 to June 2022.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (27.90%), underperforming its benchmark index, the Russell 2000® Growth Index, which returned (26.02%). The Fund’s performance, relative to the benchmark, was adversely affected by stock selection. Returns among small-cap stocks overall were rather disappointing in the period. In what has been a common theme for the better part of two years, there was a considerable disparity among the two notable style indexes, as the Russell 2000 Growth Index (down 26.0%) substantially lagged behind its counterpart Russell 2000 Value Index (down 10.8%) during the trailing 12-months ended October 31, 2022. Persistent and stubbornly high inflationary data has resulted in restrictive monetary policy that has not been friendly to the areas of the market generally viewed as growth-oriented. Sector returns were almost exclusively negative within Growth, with energy (up 34.0%) holding the distinction of the only sector to finish in positive territory. Consumer staples (down 5.9%) and materials (down 8.8%) were also able to outpace the broader benchmark on a relative basis. Unsurprisingly, the growth-oriented communication services sector (down 40.8%) was the most notable laggard, although real estate (down 37.3%), information technology (down 33.1%) and health care (down 32.3%) also turned in disappointing results, albeit to a slightly lesser degree.

The Fund’s information technology sector holdings were the largest source of underperformance, where weak stock selection specifically within the software industry unfortunately weighed on relative returns. A number of the Fund’s best performers throughout the initial robust post-COVID market environment became the Fund’s largest detractors in this period, as the substantial rise in interest rates resulted in significant multiple compression within this cohort of stocks. Slightly disappointing returns within the Fund’s consumer discretionary and materials holdings also contributed to the lagging returns during the reporting period. Strong results within financials, where the Fund exhibited impressive stock selection that prioritized holdings that would benefit from an uptick in interest rates while also avoiding the associated credit risk that is often experienced within the sector during periods of economic uncertainty drove both positive absolute as well as relative returns. Additionally, the Fund’s industrials holdings were also able to offset some of the Fund’s broader underperformance, but to a lesser extent.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers  |  G. Patrick Dunkerley, CFA® has served as the Lead Portfolio Manager and Derek M. Smashey, CFA®, John A. Indellicate II, CFA® and Jason J. Votruba, CFA®, have served as Portfolio Co-Managers of the Carillon Scout Mid Cap Fund (the “Fund”) since its inception in 2017. Messrs. Dunkerley, Smashey, Indellicate and Votruba are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Dunkerley served as Lead Portfolio Manager of the Fund’s predecessor and Mr. Smashey served as Portfolio Co-Manager of the Fund’s predecessor from its inception in 2006 to 2017. Messrs. Indellicate and Votruba served as Portfolio Co-Managers of the Fund’s predecessor from 2011 and 2013, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (18.52)%, underperforming its benchmark index, the Russell Midcap® Index, which returned (17.17)%. The Fund’s performance, relative to the benchmark, was adversely affected by stock selection in the Consumer Staples, particularly within the Food Products industry. Stock selection within Information Technology, and Energy sectors also weighed on relative returns. However, negative stock selection was partially counteracted by positive stock selection in the Health Care in part to strong selection within the Biotechnology and Health Care Provider & Services Industries. In addition, stock selection within Consumer Discretionary sector was also a positive. The Fund’s performance benefited from an overweight position in the Energy, Consumer Staples sectors which represented two of the three sectors in the benchmark with positive absolute returns during the period. Underweight positions in the Industrials, more specifically within the Electronic Equipment industry and the Financials weighted on relative returns. Mid-cap stocks traded lower as the Russell Midcap Index (down 17.17%) slightly outpaced its small cap counterpart Russell 2000 Index (down 18.54%), but lagged the large cap as measured by the Russell 1000 Index (down 16.38%) during the trailing 12-months ended October 31, 2022. Returns were broadly negative within Mid-caps, were led lower by weakness in Communication Services (down 40.40%), Information Technology (down 29.92%), and Consumer Discretionary (down 27.45%). Energy (up 57.93%) Consumer Staples (up 6.39%) and Utilities (up 4.55%) were the only sectors with positive performance within the Core benchmark. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect expenses associated with the management of this account.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

5

Performance Summary and Commentary

Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund

Portfolio Managers  |  James R. McBride, CFA®, has served as the Lead Portfolio Manager and Timothy L. Miller, CFA® has served as Portfolio Co-Manager of the Carillon Scout Small Cap Fund (the “Fund”) since its inception in 2017. Messrs. McBride and Miller are jointly and primarily responsible for the day-to-day management of the Fund. Mr. McBride was Portfolio Co-Manager of the Fund’s predecessor from 2010 through 2015 and served as Lead Portfolio Manager of the Fund’s predecessor from 2015 to 2017. Mr. Miller served as Portfolio Co-Manager of the Fund’s predecessor from 2013 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (22.33)%, outperforming its benchmark index, the Russell 2000® Growth Index, which returned (26.02)%. The Fund’s performance was impacted positively by stock selection, led by the Health Care and more specially within the Fund’s Health Care Providers & Services and Biotechnology industries. Stock selection was also positive in Information Technology as the sector outperformed in part due to selection within the Software industry. Overall stock selection was partially offset by negative stock selection in the Financial and Energy sectors. Overall, allocation was a detractor as the Fund’s performance was negatively impacted by an underweight to the Energy sector as it was the best performer in the benchmark index and was the only sector in the benchmark that was positive. The Fund was also negatively impacted by the underweight to Consumer Staples and overweight to the Information Technology sector due to the underweight to the nominally weighted Communication Services industry which was positive. Small cap stocks posted steep negative returns during the trailing 12-month period ending October 31, 2022. Growth underperformed value during the period as the Russell 2000 Growth Index was down 26.02%, and its counterpart, the Russell 2000 Value Index, which was down 10.73% during the trailing 12-months ended October 31, 2022. The Fund has tended to outperform peers when value outperforms growth. Within Growth, returns were negative across all sectors except energy which was up 36.21%. The Growth index was led lower with Communication Services (down 41.63%), Real Estate (down 37.52%), and Information Technology (down 32.76%) all trading sharply lower. As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore, its performance does not reflect expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA® , Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® are Portfolio Co-Managers of the Carillon Reams Core Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Mr. Thompson served as Portfolio Co-Manager of the Fund’s predecessor from its inception in 2001 to 2017. Mr. Holland served as Portfolio Co-Manager of the Fund’s predecessor from 2014 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (16.06)%, underperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned (15.68)%. The fiscal year began with risk assets rallying to close out calendar year 2021, but this would ultimately prove to be the end of the powerful bull market that started in late March 2020. The first quarter of 2022 set the tone for the remainder of the fiscal year, as accelerating inflation readings finally prompted the U.S. Federal Reserve (“Fed”) and other central banks to begin tightening monetary policy following a prolonged period of extreme accommodation. Russia’s unprovoked invasion of Ukraine also caused a spike in energy prices, which, in combination with continued supply chain constraints, tight labor markets, and rising shelter costs, put to rest any lingering belief that high inflation would be “transitory” in nature. In response to this challenging macroeconomic backdrop, equities sold off sharply and interest rates rose significantly, as investors priced in much more aggressive monetary policy tightening in the U.S. and most other major economies. The Fed has been arguably the most hawkish of the bunch, which helped the U.S. dollar rally versus other major currencies and served to tighten global financial conditions even further. Aside from a brief respite from mid-June through mid-August, likely driven by a temporary belief that the rate hike cycle might be nearing an end, 2022 (through October) has proven to be one of the most challenging investing environments since the global financial crisis of 2008/09. This period has been characterized by sharp downward pressure on risk assets of all types, historically poor returns for high-grade fixed income, and positive correlation between stocks and bonds. In short, there have been few places to hide from the broad selloff and avoid meaningfully negative returns. Looking forward, the picture does not appear much brighter, as central banks have indicated strong commitment to maintaining restrictive monetary policy as long as it takes in order to bring inflation back down to acceptable levels, although doing so may result in a global recession of unknown depth and duration.

The main detractor from the Fund’s performance relative to the benchmark was duration positioning, which shifted from below-index during the beginning of the fiscal year to above-index during the latter portion of the fiscal year. This above-index duration stance was negatively impacted by the significant increase in U.S. Treasury yields that occurred from August through October 2022. The Fund’s dynamic yield curve positioning over the course of the fiscal year contributed to relative performance, but not enough to offset the negative contribution from duration positioning. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which detracted from relative performance overall, as described above. Security selection was the next largest detractor from relative performance, primarily within the investment-grade (“IG”) corporates sector due to an overweight to the financials sub-sector, which underperformed other IG corporate sub-sectors. Security selection within the mortgage-backed securities (“MBS”) sector also detracted. Sector allocation contributed to relative performance, primarily due to a significant underweight to the underperforming MBS sector, which was negatively impacted by both higher U.S. Treasury rates and elevated interest rate volatility. Overweights to the underperforming IG corporates, commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”) sectors all detracted from relative performance, but were collectively outweighed by the underweight to the MBS sector.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

6

Performance Summary and Commentary

Carillon Reams Core Plus Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® Portfolio Co-Managers of the Carillon Reams Core Plus Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor from its inception in 1996 to 2017. Messrs. Thompson and Holland served as Portfolio Co-Managers of the Fund’s predecessor from 2000, 2009 and 2014, respectively, to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (14.74)%, outperforming its benchmark index, the Bloomberg U.S. Aggregate Bond Index, which returned (15.68)%. The fiscal year began with risk assets rallying to close out calendar year 2021, but this would ultimately prove to be the end of the powerful bull market that started in late March 2020. The first quarter of 2022 set the tone for the remainder of the fiscal year, as accelerating inflation readings finally prompted the U.S. Federal Reserve (“Fed”) and other central banks to begin tightening monetary policy following a prolonged period of extreme accommodation. Russia’s unprovoked invasion of Ukraine also caused a spike in energy prices, which, in combination with continued supply chain constraints, tight labor markets, and rising shelter costs, put to rest any lingering belief that high inflation would be “transitory” in nature. In response to this challenging macroeconomic backdrop, equities sold off sharply and interest rates rose significantly, as investors priced in much more aggressive monetary policy tightening in the U.S. and most other major economies. The Fed has been arguably the most hawkish of the bunch, which helped the U.S. dollar rally versus other major currencies and served to tighten global financial conditions even further. Aside from a brief respite from mid-June through mid-August, likely driven by a temporary belief that the rate hike cycle might be nearing an end, 2022 (through October) has proven to be one of the most challenging investing environments since the global financial crisis of 2008/09. This period has been characterized by sharp downward pressure on risk assets of all types, historically poor returns for high-grade fixed income, and positive correlation between stocks and bonds. In short, there have been few places to hide from the broad selloff and avoid meaningfully negative returns. Looking forward, the picture does not appear much brighter, as central banks have indicated strong commitment to maintaining restrictive monetary policy as long as it takes in order to bring inflation back down to acceptable levels, although doing so may result in a global recession of unknown depth and duration.

The main contributor to the Fund’s performance relative to the benchmark was sector allocation, primarily due to a significant underweight to the underperforming mortgage-backed securities (“MBS”) sector, which was negatively impacted by both higher U.S. Treasury rates and elevated interest rate volatility. Tactical exposure to non-U.S. dollar denominated bonds and foreign currencies, high yield (“HY”) corporates, and U.S. Treasury Inflation-Protected Securities (“TIPS”) also contributed to relative performance. Overweights to the underperforming investment-grade (“IG”) corporates, commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”) sectors all detracted from relative performance. A portion of the Fund’s exposure to IG and HY corporate bonds was obtained via index credit default swaps, which contributed to relative performance. A portion of the Fund’s exposure to non-U.S. dollar denominated securities was obtained via foreign currency forward contracts, which contributed to relative performance. Duration and yield curve positioning were the next largest contributor on a combined basis. Duration positioning, which shifted from below-index during the beginning of the fiscal year to above-index during the latter portion of the fiscal year, detracted in isolation as the Fund’s above-index duration stance was negatively impacted by the significant increase in U.S.

Treasury yields that occurred from August through October 2022. The Fund’s dynamic yield curve positioning over the course of the fiscal year contributed to performance and outweighed the negative contribution from duration positioning. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which contributed to relative performance overall, as described above. Security selection also contributed modestly to relative performance, driven by positive selection within the IG corporates, HY corporates, and CMBS sectors. Security selection within the MBS sector detracted and partially offset the positive selection impact within the aforementioned sectors.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

7

Performance Summary and Commentary

Carillon Reams Unconstrained Bond Fund

Portfolio Managers  |  Mark M. Egan, CFA®, is Lead Portfolio Manager, and Todd C. Thompson, CFA®, Clark W. Holland, CFA®, Jason Hoyer, CFA® and Tilak “Dimitri” Silva, CFA® are Portfolio Co-Managers of the Carillon Reams Unconstrained Bond Fund (the “Fund”). Messrs. Egan, Thompson and Holland have been responsible for the day-to-day management of the Fund’s investment portfolio since its inception in 2017, Mr. Hoyer has been responsible for the day-to-day management of the Fund’s investment portfolio since April 2018, and Mr. Silva has been responsible for the day-to-day management of the Fund’s investment portfolio since March 2021. Mr. Egan served as the Lead Portfolio Manager of the Fund’s predecessor and Mr. Thompson served as Co-Portfolio Manager of the Fund’s predecessor from its inception in 2011 to 2017. Mr. Holland served as Co-Portfolio Manager of the Fund’s predecessor from 2014 to 2017.

Performance discussion  |  For the fiscal year ended October 31, 2022, the Fund’s Class I shares returned (7.55)%, underperforming its benchmark indices, the ICE BofA US 3-Month Treasury Index and the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned 0.79% and 0.64%, respectively. The fiscal year began with risk assets rallying to close out calendar year 2021, but this would ultimately prove to be the end of the powerful bull market that started in late March 2020. The first quarter of 2022 set the tone for the remainder of the fiscal year, as accelerating inflation readings finally prompted the U.S. Federal Reserve (“Fed”) and other central banks to begin tightening monetary policy following a prolonged period of extreme accommodation. Russia’s unprovoked invasion of Ukraine also caused a spike in energy prices, which, in combination with continued supply chain constraints, tight labor markets, and rising shelter costs, put to rest any lingering belief that high inflation would be “transitory” in nature. In response to this challenging macroeconomic backdrop, equities sold off sharply and interest rates rose significantly, as investors priced in much more aggressive monetary policy tightening in the U.S. and most other major economies. The Fed has been arguably the most hawkish of the bunch, which helped the U.S. dollar rally versus other major currencies and served to tighten global financial conditions even further. Aside from a brief respite from mid-June through mid-August, likely driven by a temporary belief that the rate hike cycle might be nearing an end, 2022 (through October) has proven to be one of the most challenging investing environments since the global financial crisis of 2008/09. This period has been characterized by sharp downward pressure on risk assets of all types, historically poor returns for high-grade fixed income, and positive correlation between stocks and bonds. In short, there have been few places to hide from the broad selloff and avoid meaningfully negative returns. Looking forward, the picture does not appear much brighter, as central banks have indicated strong commitment to maintaining restrictive monetary policy as long as it takes in order to bring inflation back down to acceptable levels, although doing so may result in a global recession of unknown depth and duration.

The main detractor from the Fund’s performance relative to the primary benchmark was duration positioning, which shifted from modestly positive during the beginning of the fiscal year to meaningfully positive during the latter portion of the fiscal year. This above-index duration stance was negatively impacted by the significant increase in U.S. Treasury yields that occurred from August through October 2022. The Fund’s dynamic yield curve positioning over the course of the fiscal year contributed to performance, but only partially offset the negative contribution from duration positioning, leading to a negative combined contribution from duration/curve positioning. The Fund’s duration and yield curve exposures were managed in part via U.S. Treasury futures contracts, which detracted from relative performance overall, as described above. Tactical exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance, primarily due to an increase in real interest rates. The Fund’s exposure to investment-grade (“IG”) corporate bonds was also a significant detractor, driven by a combination of rising risk-free rates and wider spreads. A portion of the Fund’s exposure to IG corporate bonds was obtained via index credit default swaps, which detracted from relative performance, as described above. Tactical exposure to high yield (“HY”) corporate bonds, primarily implemented via index credit default swaps, contributed to relative performance. Modest allocations to asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), mortgage-backed securities (“MBS”), non-U.S. dollar denominated bonds, foreign currencies, and government-related bonds all produced negative total returns during the fiscal year and detracted from relative performance.

As you review this summary and the table below, please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the management of an actual portfolio.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

8

Growth of a $10,000 Investment

Carillon ClariVest Capital Appreciation Fund from 10/31/12 to 10/31/22 (a)

Carillon ClariVest International Stock Fund from 2/28/13 to 10/31/22 (a)

Carillon Eagle Growth & Income Fund from 10/31/12 to 10/31/22 (a)

Carillon Eagle Mid Cap Growth Fund from 10/31/12 to 10/31/22 (a)

Carillon Eagle Small Cap Growth Fund from 10/31/12 to 10/31/22 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2022, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2022, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

9

Growth of a $10,000 Investment

Carillon Scout Mid Cap Fund from 10/31/12 to 10/31/22 (a)

Carillon Scout Small Cap Fund from 10/31/12 to 10/31/22 (a)

Carillon Reams Core Bond Fund from 10/31/12 to 10/31/22 (a)

Carillon Reams Core Plus Bond Fund from 10/31/12 to 10/31/22 (a)

Carillon Reams Unconstrained Bond Fund from 10/31/12 to 10/31/22 (a)

(a) Each Fund’s values and returns reflect fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. As of October 31, 2022, each Fund also offered Class A, Class C, Class R-3, Class R-5, Class R-6, and Class Y shares. The value of an investment in other share classes will differ due to each class’s respective sales charges (as applicable) and expenses. Additional information regarding the performance and the expenses of each Fund’s share classes, including fee waivers and/or expense reimbursements or recoupments, which affect performance, is included in each Fund’s Prospectus dated March 1, 2022, as supplemented from time to time, and elsewhere in this report. Returns shown are calculated using the net asset values (“NAV’s”) that were used for shareholder transactions as of the respective period ends. These NAV’s, and the returns calculated from them, may differ from the NAV’s and returns shown elsewhere in this report.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

10

Description of Indices

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed- rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The ICE BofA US 3-Month Treasury Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly called the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 928 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

11

Investment Portfolios

10.31.2022

CARILLON CLARIVEST CAPITAL APPRECIATION FUND

COMMON STOCKS—99.3%	Shares	Value
Air freight & logistics—0.5%
United Parcel Service, Inc., Class B	10,200	$1,711,254

Automobiles—3.3%
Tesla, Inc.*	55,500	12,628,470

Beverages—0.5%
Keurig Dr Pepper, Inc.	50,500	1,961,420

Biotechnology—2.1%
AbbVie, Inc.	54,600	7,993,440

Building products—0.5%
Carrier Global Corp.	51,731	2,056,825

Capital markets—0.9%
The Charles Schwab Corp.	42,700	3,401,909

Chemicals—1.9%
CF Industries Holdings, Inc.	30,300	3,219,678
Olin Corp.	75,200	3,981,840

Communications equipment—0.6%
Arista Networks, Inc.*	18,200	2,199,652

Diversified consumer services—0.4%
Service Corp International	24,779	1,501,855

Electrical equipment—0.3%
Generac Holdings, Inc.*	9,200	1,066,372

Electronic equipment, instruments & components—0.8%
Keysight Technologies, Inc.*	18,200	3,169,530

Equity real estate investment trusts (REITs)—1.0%
Host Hotels & Resorts, Inc.	116,000	2,190,080
Public Storage	5,300	1,641,675

Food & staples retailing—4.2%
BJ’s Wholesale Club Holdings, Inc.*	15,700	1,215,180
Costco Wholesale Corp.	9,800	4,914,700
Grocery Outlet Holding Corp.*	50,900	1,759,613
The Kroger Co.	73,300	3,466,357
Wal-Mart, Inc.	33,100	4,711,123

Food products—0.9%
Archer-Daniels-Midland Co.	22,900	2,220,842
General Mills, Inc.	14,200	1,158,436

Health care providers & services—8.4%
Centene Corp.*	55,000	4,682,150
Cigna Corp.	21,400	6,913,484
CVS Health Corp.	60,200	5,700,940
McKesson Corp.	14,800	5,762,676
UnitedHealth Group, Inc.	15,500	8,604,825

Hotels, restaurants & leisure—0.3%
Expedia Group, Inc.*	11,800	1,102,946

Insurance—0.6%
MetLife, Inc.	32,500	2,379,325

Interactive media & services—5.2%
Alphabet, Inc., Class A*	102,280	9,666,483
Alphabet, Inc., Class C*	80,240	7,595,518
Meta Platforms, Inc., Class A*	24,200	2,254,472

Internet & direct marketing retail—4.4%
Amazon.com, Inc.*	161,300	16,523,572

COMMON STOCKS—99.3%	Shares	Value
IT services—10.1%
Accenture PLC, Class A	13,200	$ 3,747,480
Akamai Technologies, Inc.*	23,800	2,102,254
Automatic Data Processing, Inc.	9,100	2,199,470
Cloudflare, Inc., Class A*	25,400	1,430,528
Fiserv, Inc.*	30,000	3,082,200
Global Payments, Inc.	14,300	1,633,918
MasterCard, Inc., Class A	18,230	5,982,721
Paychex, Inc.	19,300	2,283,383
PayPal Holdings, Inc.*	36,800	3,075,744
Snowflake, Inc., Class A*	13,600	2,180,080
SS&C Technologies Holdings, Inc.	52,200	2,684,124
Visa, Inc., Class A	29,000	6,007,640
WEX, Inc.*	11,600	1,904,024

Life sciences tools & services—1.0%
Thermo Fisher Scientific, Inc.	7,100	3,649,187

Machinery—0.9%
Cummins, Inc.	14,700	3,594,297

Media—0.5%
Omnicom Group, Inc.	24,352	1,771,608

Metals & mining—0.3%
United States Steel Corp.	50,400	1,026,144

Oil, gas & consumable fuels—1.6%
APA Corp.	41,000	1,863,860
Marathon Oil Corp.	131,500	4,004,175

Pharmaceuticals—3.7%
Bristol-Myers Squibb Co.	71,600	5,546,852
Merck & Co., Inc.	43,200	4,371,840
Pfizer, Inc.	84,400	3,928,820

Road & rail—0.9%
Old Dominion Freight Line, Inc.	7,900	2,169,340
XPO Logistics, Inc.*	23,300	1,205,542

Semiconductors & semiconductor equipment—8.4%
Advanced Micro Devices, Inc.*	39,000	2,342,340
Broadcom, Inc.	4,800	2,256,576
Enphase Energy, Inc.*	9,900	3,039,300
KLA Corp.	14,700	4,651,815
Lam Research Corp.	6,900	2,792,982
NVIDIA Corp.	60,400	8,152,188
ON Semiconductor Corp.*	35,100	2,156,193
Qorvo, Inc.*	15,400	1,325,632
QUALCOMM, Inc.	43,100	5,071,146

Software—17.7%
Cadence Design Systems, Inc.*	35,300	5,344,067
Crowdstrike Holdings, Inc., Class A*	8,600	1,386,320
Dropbox, Inc., Class A*	84,100	1,829,175
Fortinet, Inc.*	60,600	3,463,896
Intuit, Inc.	4,700	2,009,250
Microsoft Corp.	165,800	38,487,154
Palo Alto Networks, Inc.*	11,100	1,904,649
Salesforce, Inc.*	25,600	4,162,304
Synopsys, Inc.*	28,600	8,366,930

Specialty retail—4.1%
AutoNation, Inc.*	14,800	1,573,388
AutoZone, Inc.*	2,000	5,065,760

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON CLARIVEST CAPITAL APPRECIATION FUND (cont’d)

COMMON STOCKS—99.3%	Shares	Value
Specialty retail (cont'd)
Lowe’s Cos., Inc.	15,600	$ 3,041,220
The Home Depot, Inc.	19,200	5,685,696

Technology hardware, storage & peripherals—12.2%
Apple, Inc.	302,264	46,349,162

Trading companies & distributors—1.1%
United Rentals, Inc.*	13,800	4,356,798
Total common stocks (cost $198,549,878)		375,615,814

Total investment portfolio (cost $198,549,878)—99.3%		375,615,814

Other assets in excess of liabilities—0.7%		2,723,702

Total net assets—100.0%		$378,339,516

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	49.9%
Health care	15.1%
Consumer discretionary	12.5%
Consumer staples	5.7%
Communication services	5.6%
Industrials	4.3%
Materials	2.2%
Energy	1.5%
Financials	1.5%
Real estate	1.0%

CARILLON CLARIVEST INTERNATIONAL STOCK FUND
COMMON STOCKS—95.4%	Shares	Value
Australia—4.6%
Commonwealth Bank of Australia	61,538	$4,125,939
Computershare Ltd.	108,881	1,762,576
National Australia Bank Ltd.	201,788	4,191,563
Perseus Mining Ltd.	1,359,692	1,583,639
Qantas Airways Ltd.*	927,553	3,466,061

Austria—0.3%
voestalpine AG	49,247	1,069,166

Belgium—0.4%
Anheuser-Busch InBev S.A./N.V.	27,302	1,365,657

Canada—1.7%
Loblaw Cos Ltd.	22,600	1,851,662
Nutrien Ltd.	22,600	1,909,558
The Toronto-Dominion Bank	25,600	1,638,392

China—0.2%
Bank of China Ltd.	2,291,000	737,879

COMMON STOCKS—95.4%	Shares	Value
Denmark—5.1%
AP Moeller-Maersk A/S, Class B	1,440	$ 3,008,409
Danske Bank A/S	67,352	1,086,455
Genmab A/S*	9,134	3,518,487
Novo Nordisk A/S, Class B	79,123	8,603,143
Pandora A/S	8,336	438,503

Finland—2.7%
Nokia Oyj	534,962	2,377,327
Nordea Bank Abp	654,837	6,255,343

France—9.2%
Capgemini SE	17,921	2,937,087
Cie de Saint-Gobain	76,302	3,119,299
Eiffage S.A.	31,906	2,884,998
Engie S.A.	150,455	1,954,916
LVMH Moet Hennessy Louis Vuitton SE	10,957	6,913,809
Pernod Ricard S.A.	20,045	3,518,123
Publicis Groupe S.A.	19,879	1,113,311
Rexel S.A.*	60,475	1,079,194
Sanofi	27,228	2,343,183
TotalEnergies SE	50,012	2,728,322
Veolia Environnement S.A.	56,887	1,269,491

Germany—6.8%
Bayer AG	35,624	1,873,148
Bayerische Motoren Werke AG	32,636	2,561,662
Brenntag SE	13,238	803,233
Deutsche Post AG	83,633	2,956,411
Deutsche Telekom AG	243,478	4,595,768
Infineon Technologies AG	99,611	2,417,108
Mercedes-Benz Group AG	32,110	1,858,578
Merck KGaA	31,424	5,121,015

Hong Kong—1.3%
ASMPT Ltd.	133,800	735,968
China Conch Venture Holdings Ltd.	418,000	616,507
CK Hutchison Holdings Ltd.	556,500	2,770,164

Israel—1.6%
Bank Leumi Le-Israel B.M.	292,382	2,789,250
Teva Pharmaceutical Industries Ltd., Sponsored ADR*	269,300	2,402,156

Italy—1.4%
Enel SpA	211,662	945,568
Eni SpA	160,129	2,103,091
Leonardo SpA	176,194	1,415,559

Japan—23.3%
Bandai Namco Holdings, Inc.	13,400	885,779
Canon, Inc.	279,700	5,928,937
Electric Power Development Co. Ltd.	49,800	692,603
FUJIFILM Holdings Corp.	47,500	2,173,120
Fujitsu Ltd.	25,100	2,887,969
Honda Motor Co. Ltd.	98,100	2,236,923
Ibiden Co. Ltd.	34,500	1,162,904
ITOCHU Corp.	208,200	5,380,836
Marubeni Corp.	400,500	3,505,944
Mitsubishi Corp.	116,800	3,163,982
Mitsubishi UFJ Financial Group, Inc.	341,300	1,612,250
Mitsui & Co. Ltd.	73,100	1,617,644
Murata Manufacturing Co. Ltd.	46,500	2,201,284
Nintendo Co. Ltd.	41,000	1,664,563

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolios

10.31.2022

CARILLON CLARIVEST INTERNATIONAL STOCK FUND (cont’d)

COMMON STOCKS—95.4%	Shares	Value

Japan (cont'd)
Nippon Telegraph & Telephone Corp.	307,700	$ 8,486,584
Nippon Yusen KK	54,500	987,239
Olympus Corp.	82,300	1,735,253
Ono Pharmaceutical Co. Ltd.	67,700	1,593,222
Renesas Electronics Corp.*	211,700	1,771,030
Sekisui House Ltd.	163,200	2,709,577
Seven & i Holdings Co. Ltd.	96,900	3,617,120
SoftBank Group Corp.	25,300	1,086,033
Sony Group Corp.	41,100	2,771,565
Sumitomo Corp.	233,000	2,962,308
TDK Corp.	142,900	4,463,962
Tokyo Electron Ltd.	4,972	1,308,116
Toyota Motor Corp.	527,900	7,324,408

Netherlands—6.4%
Aegon N.V.	317,965	1,471,911
ASML Holding N.V.	10,796	5,064,264
ASR Nederland N.V.	21,819	960,754
Just Eat Takeaway.com N.V.*	48,604	834,049
Koninklijke Ahold Delhaize N.V.	146,723	4,091,853
NN Group N.V.	64,766	2,742,352
Signify N.V.	39,169	1,085,184
Stellantis N.V.	109,337	1,475,128
STMicroelectronics N.V.	98,141	3,051,591

Norway—1.1%
Equinor ASA	80,568	2,935,392
Norsk Hydro ASA	118,352	751,100

Singapore—0.8%
DBS Group Holdings Ltd.	106,100	2,565,107

South Africa—0.2%
Exxaro Resources Ltd.	64,645	720,353

Spain—0.4%
Repsol S.A.	103,762	1,411,628

Sweden—0.8%
SSAB AB, Class B	520,482	2,418,379

Switzerland—6.9%
Alcon, Inc.	73,165	4,454,680
Cie Financiere Richemont S.A.	6,034	589,724
Julius Baer Group Ltd.	37,211	1,785,342
Nestle S.A.	22,675	2,468,373
Novartis AG	32,400	2,620,861
Roche Holding AG	19,658	6,522,489
Sonova Holding AG	10,322	2,439,746
UBS Group AG	103,055	1,633,851

United Kingdom—20.2%
3i Group PLC	270,900	3,607,956
Anglo American PLC	34,838	1,043,547
Ashtead Group PLC	26,513	1,381,146
AstraZeneca PLC	44,379	5,207,095
BAE Systems PLC	522,519	4,887,427
Barclays PLC	1,339,002	2,275,308
Bellway PLC	26,557	564,793
BP PLC	422,931	2,339,916
British American Tobacco PLC	101,181	3,995,997
Centrica PLC	1,293,942	1,137,004
Coca-Cola Europacific Partners PLC	70,736	3,328,129

COMMON STOCKS—95.4%	Shares	Value

United Kingdom (cont'd)
Diageo PLC	120,974	$ 4,978,394
Experian PLC	21,760	693,825
Ferguson PLC	20,725	2,260,246
GSK PLC	93,503	1,531,681
HSBC Holdings PLC	545,113	2,797,554
Imperial Brands PLC	200,690	4,888,637
Legal & General Group PLC	566,622	1,515,866
Lloyds Banking Group PLC	2,729,522	1,310,905
Redrow PLC	128,921	620,372
RELX PLC	125,822	3,379,647
Rio Tinto PLC	45,810	2,394,111
Shell PLC	125,707	3,482,293
SSE PLC	198,126	3,540,694
Standard Chartered PLC	240,559	1,437,281
Vodafone Group PLC	1,155,305	1,348,708
Total common stocks (cost $348,227,904)		310,790,476

PREFERRED STOCKS—0.8%
Germany—0.8%
Volkswagen AG	20,975	2,684,830
Total preferred stocks (cost $2,462,239)		2,684,830

EXCHANGE TRADED FUNDS—1.0%
United States—1.0%
iShares MSCI EAFE ETF	55,900	3,315,429
Total exchange traded funds (cost $3,177,221)		3,315,429

Total investment portfolio (cost $353,867,364)—97.2%		316,790,735

Other assets in excess of liabilities—2.8%		9,144,644

Total net assets—100.0%		$325,935,379

* Non-income producing security

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

Sector allocation (unaudited)

Sector	Percent of net assets
Industrials	16.4%
Health care	15.3%
Financials	14.3%
Information technology	12.4%
Consumer discretionary	10.6%
Consumer staples	10.5%
Communication services	5.6%
Energy	4.8%
Materials	3.4%
Utilities	2.9%
Exchange traded funds	1.0%

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON EAGLE GROWTH & INCOME FUND

COMMON STOCKS—98.2%	Shares	Value
Aerospace & defense—3.5%
Raytheon Technologies Corp.	310,429	$29,434,878

Air freight & logistics—0.9%
United Parcel Service, Inc., Class B	45,876	7,696,617

Banks—4.2%
The PNC Financial Services Group, Inc.	125,212	20,263,058
Truist Financial Corp.	333,730	14,947,767

Beverages—6.8%
PepsiCo, Inc.	143,307	26,021,685
The Coca-Cola Co.	507,440	30,370,284

Biotechnology—3.0%
AbbVie, Inc.	168,728	24,701,779

Capital markets—4.1%
BlackRock, Inc.	30,647	19,795,204
CME Group, Inc.	81,969	14,205,227

Chemicals—1.0%
Eastman Chemical Co.	106,834	8,205,920

Communications equipment—3.8%
Cisco Systems, Inc.	272,380	12,374,223
Motorola Solutions, Inc.	76,542	19,113,303

Electric utilities—3.7%
NextEra Energy, Inc.	395,770	30,672,175

Electrical equipment—2.4%
Eaton Corp. PLC	132,408	19,870,469

Electronic equipment, instruments & components—2.3%
TE Connectivity Ltd.	156,207	19,093,182

Equity real estate investment trusts (REITs)—4.3%
Crown Castle, Inc.	120,963	16,119,530
Prologis, Inc.	174,891	19,369,178

Food products—3.0%
Mondelez International, Inc., Class A	403,011	24,777,116

Health care equipment & supplies—4.9%
Abbott Laboratories	80,160	7,931,030
Baxter International, Inc.	267,727	14,550,963
Medtronic PLC	210,647	18,397,909

Health care providers & services—3.2%
UnitedHealth Group, Inc.	47,927	26,606,674

Hotels, restaurants & leisure—3.7%
McDonald’s Corp.	114,809	31,303,822

Household products—3.0%
The Procter & Gamble Co.	186,911	25,171,304

Industrial conglomerates—1.7%
Honeywell International, Inc.	68,573	13,990,263

Insurance—3.2%
The Allstate Corp.	209,591	26,460,864

IT services—2.7%
Automatic Data Processing, Inc.	93,765	22,663,000

Media—0.9%
Comcast Corp., Class A	246,259	7,816,261

Multiline retail—3.1%
Target Corp.	156,655	25,730,584

COMMON STOCKS—98.2%	Shares	Value
Multi-utilities—2.4%
Dominion Energy, Inc.	292,662	$ 20,477,560

Oil, gas & consumable fuels—5.8%
Chevron Corp.	221,874	40,137,006
The Williams Cos, Inc.	256,386	8,391,514

Pharmaceuticals—6.2%
AstraZeneca PLC, Sponsored ADR	394,404	23,194,899
Merck & Co., Inc.	283,355	28,675,526

Road & rail—2.0%
Union Pacific Corp.	84,638	16,685,535

Semiconductors & semiconductor equipment—5.8%
Broadcom, Inc.	53,399	25,103,938
Texas Instruments, Inc.	147,501	23,693,085

Software—3.8%
Microsoft Corp.	137,353	31,883,752

Specialty retail—2.8%
The Home Depot, Inc.	79,105	23,425,364
Total common stocks (cost $596,385,228)		819,322,448

Total investment portfolio (cost $596,385,228)—98.2%		819,322,448

Other assets in excess of liabilities—1.8%		15,233,702

Total net assets—100.0%		$834,556,150

ADR—American Depositary Receipt

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	18.5%
Health care	17.3%
Consumer staples	12.7%
Financials	11.5%
Industrials	10.5%
Consumer discretionary	9.6%
Utilities	6.1%
Energy	5.8%
Real estate	4.3%
Materials	1.0%
Communication services	0.9%

CARILLON EAGLE MID CAP GROWTH FUND
COMMON STOCKS—95.7%	Shares	Value
Aerospace & defense—1.9%
L3Harris Technologies, Inc.	290,326	$71,556,649
TransDigm Group, Inc.	79,772	45,929,527

Auto components—1.1%
Aptiv PLC*	732,675	66,724,712

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolios

10.31.2022

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)

COMMON STOCKS—95.7%	Shares	Value
Beverages—2.2%
Celsius Holdings, Inc.*	294,861	$ 26,855,940
Constellation Brands, Inc., Class A	207,486	51,265,641
Monster Beverage Corp.*	611,168	57,278,665

Biotechnology—3.1%
Alnylam Pharmaceuticals, Inc.*	203,522	42,181,970
Horizon Therapeutics PLC*	620,587	38,674,982
Mirati Therapeutics, Inc.*	207,269	13,953,349
Moderna, Inc.*	117,416	17,651,147
Neurocrine Biosciences, Inc.*	210,875	24,275,930
Seagen, Inc.*	402,314	51,158,248

Building products—1.1%
Fortune Brands Home & Security, Inc.	1,119,445	67,524,922

Capital markets—7.3%
LPL Financial Holdings, Inc.	950,356	242,958,511
MarketAxess Holdings, Inc.	201,336	49,134,038
Moody’s Corp.	173,677	46,001,827
MSCI, Inc.	226,748	106,313,067

Chemicals—3.8%
Albemarle Corp.	442,308	123,788,740
Corteva, Inc.	1,684,329	110,054,057

Commercial services & supplies—5.7%
IAA, Inc.*	1,068,024	40,510,150
Ritchie Bros Auctioneers, Inc.	1,657,339	108,273,957
Waste Connections, Inc.	1,485,520	195,954,943

Construction materials—1.6%
Martin Marietta Materials, Inc.	297,514	99,958,754

Distributors—1.1%
Pool Corp.	210,239	63,961,011

Electronic equipment, instruments & components—2.5%
Cognex Corp.	1,161,706	53,705,669
Keysight Technologies, Inc.*	565,142	98,419,479

Energy equipment & services—3.2%
Baker Hughes Co.	4,444,049	122,922,395
Halliburton Co.	2,048,309	74,599,414

Entertainment—0.9%
Take-Two Interactive Software, Inc.*	448,957	53,192,425

Equity real estate investment trusts (REITs)—1.9%
SBA Communications Corp.	417,627	112,717,527

Food products—0.5%
Freshpet, Inc.*	514,084	30,305,252

Health care equipment & supplies—3.1%
DexCom, Inc.*	364,630	44,040,011
Globus Medical, Inc., Class A*	328,517	22,010,639
IDEXX Laboratories, Inc.*	74,189	26,684,300
Insulet Corp.*	125,312	32,431,999
ResMed, Inc.	194,368	43,478,178
Tandem Diabetes Care, Inc.*	395,488	22,206,651

Health care providers & services—3.6%
Chemed Corp.	72,298	33,753,767
McKesson Corp.	252,004	98,122,798
Molina Healthcare, Inc.*	246,651	88,513,178

COMMON STOCKS—95.7%	Shares	Value
Health care technology—0.4%
Veeva Systems, Inc., Class A*	144,852	$ 24,326,445

Hotels, restaurants & leisure—5.9%
Caesars Entertainment, Inc.*	1,380,587	60,373,069
Chipotle Mexican Grill, Inc.*	77,885	116,697,432
Hyatt Hotels Corp., Class A*	772,299	72,758,289
Planet Fitness, Inc., Class A*	1,269,745	83,142,903
Vail Resorts, Inc.	120,008	26,297,353

IT services—3.1%
FleetCor Technologies, Inc.*	398,748	74,214,978
Global Payments, Inc.	573,976	65,582,498
Snowflake, Inc., Class A*	309,371	49,592,171

Life sciences tools & services—2.6%
Bio-Techne Corp.	94,876	28,107,964
Charles River Laboratories International, Inc.*	157,159	33,356,998
Mettler-Toledo International, Inc.*	29,385	37,169,968
Repligen Corp.*	217,126	39,623,323
West Pharmaceutical Services, Inc.	74,220	17,078,022

Machinery—1.4%
Westinghouse Air Brake Technologies Corp.	914,675	85,320,884

Oil, gas & consumable fuels—1.1%
Antero Resources Corp.*	1,773,092	65,001,553

Pharmaceuticals—1.0%
Zoetis, Inc.	386,379	58,258,226

Professional services—2.6%
Booz Allen Hamilton Holding Corp.	821,152	89,382,395
TransUnion	1,146,876	67,975,341

Road & rail—1.7%
Old Dominion Freight Line, Inc.	368,975	101,320,535

Semiconductors & semiconductor equipment—6.5%
Enphase Energy, Inc.*	382,971	117,572,097
Entegris, Inc.	569,158	45,156,996
Marvell Technology, Inc.	2,042,674	81,053,304
Monolithic Power Systems, Inc.	254,109	86,257,300
Wolfspeed, Inc.*	820,694	64,629,652

Software—15.0%
Bill.com Holdings, Inc.*	386,529	51,547,507
Crowdstrike Holdings, Inc., Class A*	863,311	139,165,733
Datadog, Inc., Class A*	435,353	35,050,270
Fair Isaac Corp.*	93,608	44,823,255
Five9, Inc.*	536,030	32,301,168
Fortinet, Inc.*	1,286,932	73,561,033
Palo Alto Networks, Inc.*	360,990	61,942,274
Paycom Software, Inc.*	294,469	101,886,274
PTC, Inc.*	461,395	54,366,173
Synopsys, Inc.*	651,154	190,495,103
Tyler Technologies, Inc.*	387,466	125,279,382

Specialty retail—4.4%
AutoZone, Inc.*	56,891	144,098,076
Ulta Beauty, Inc.*	301,464	126,424,958

Textiles, apparel & luxury goods—1.5%
Lululemon Athletica, Inc.*	280,911	92,430,955

Trading companies & distributors—3.9%
United Rentals, Inc.*	305,144	96,337,012

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON EAGLE MID CAP GROWTH FUND (cont’d)

COMMON STOCKS—95.7%	Shares	Value

Trading companies & distributors (cont'd)
W.W. Grainger, Inc.	238,240	$ 139,215,544
Total common stocks (cost $4,011,876,741)		5,818,218,832

Total investment portfolio (cost $4,011,876,741)—95.7%		5,818,218,832

Other assets in excess of liabilities—4.3%		258,827,640

Total net assets—100.0%		$6,077,046,472

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	27.1%
Industrials	18.2%
Consumer discretionary	14.0%
Health care	13.8%
Financials	7.3%
Materials	5.5%
Energy	4.3%
Consumer staples	2.7%
Real estate	1.9%
Communication services	0.9%

CARILLON EAGLE SMALL CAP GROWTH FUND
COMMON STOCKS—99.6%	Shares	Value
Aerospace & defense—2.4%
AeroVironment, Inc.*	68,648	$6,281,292
Woodward, Inc.	193,119	17,709,012

Banks—0.8%
First Financial Bankshares, Inc.	194,063	7,469,485

Beverages—1.9%
Celsius Holdings, Inc.*	211,427	19,256,771

Biotechnology—10.0%
Aldeyra Therapeutics, Inc.*	731,732	3,995,257
Alkermes PLC*	163,472	3,710,814
Apellis Pharmaceuticals, Inc.*	56,336	3,407,765
Arrowhead Pharmaceuticals, Inc.*	189,906	6,610,628
Blueprint Medicines Corp.*	72,383	3,752,335
Cytokinetics, Inc.*	229,443	10,017,481
Denali Therapeutics, Inc.*	129,097	3,702,502
Fate Therapeutics, Inc.*	156,200	3,267,704
FibroGen, Inc.*	349,402	5,688,265
Halozyme Therapeutics, Inc.*	571,889	27,342,013
Horizon Therapeutics PLC*	42,586	2,653,959
Insmed, Inc.*	281,666	4,878,455
Intellia Therapeutics, Inc.*	78,806	4,159,381
Karuna Therapeutics, Inc.*	48,825	10,709,275
Kura Oncology, Inc.*	341,981	5,307,545

COMMON STOCKS—99.6%	Shares	Value
Building products—0.7%
Zurn Elkay Water Solutions Corp.	279,186	$ 6,558,079

Capital markets—4.6%
LPL Financial Holdings, Inc.	87,748	22,432,776
PJT Partners, Inc., Class A	315,980	23,508,912

Chemicals—2.9%
Livent Corp.*	263,333	8,313,423
Quaker Houghton	127,297	20,703,584

Commercial services & supplies—6.9%
Casella Waste Systems, Inc., Class A*	110,087	9,006,217
IAA, Inc.*	350,852	13,307,816
MSA Safety, Inc.	138,974	18,655,870
Ritchie Bros Auctioneers, Inc.	418,641	27,349,817

Communications equipment—0.8%
Lumentum Holdings, Inc.*	109,272	8,135,300

Construction materials—2.0%
Summit Materials, Inc., Class A*	766,121	20,187,288

Consumer finance—1.5%
FirstCash Holdings, Inc.	147,411	14,512,613

Diversified consumer services—1.3%
Chegg, Inc.*	607,025	13,093,529

Electrical equipment—1.3%
Thermon Group Holdings, Inc.*	705,470	12,529,147

Electronic equipment, instruments & components—0.3%
Coherent Corp.*	92,251	3,100,556

Energy equipment & services—0.8%
Liberty Energy, Inc.*	446,921	7,557,434

Equity real estate investment trusts (REITs)—1.5%
EastGroup Properties, Inc.	94,606	14,823,814

Food & staples retailing—2.1%
Casey’s General Stores, Inc.	88,766	20,656,736

Food products—2.8%
The Simply Good Foods Co.*	727,837	27,876,157

Health care equipment & supplies—7.7%
Axonics, Inc.*	102,640	7,507,090
Cutera, Inc.*	177,488	8,159,123
Inari Medical, Inc.*	51,094	3,930,661
Inspire Medical Systems, Inc.*	38,864	7,576,537
iRhythm Technologies, Inc.*	45,895	5,851,154
Lantheus Holdings, Inc.*	198,148	14,660,971
Merit Medical Systems, Inc.*	71,545	4,920,150
Shockwave Medical, Inc.*	57,310	16,800,426
STAAR Surgical Co.*	104,961	7,438,586

Health care providers & services—3.9%
AMN Healthcare Services, Inc.*	41,288	5,181,644
HealthEquity, Inc.*	176,880	13,780,721
Privia Health Group, Inc.*	133,122	4,456,924
Progyny, Inc.*	166,070	7,385,133
The Ensign Group, Inc.	86,938	7,805,294

Health care technology—1.6%
Evolent Health, Inc., Class A*	504,466	16,047,064

Hotels, restaurants & leisure—8.1%
Everi Holdings, Inc.*	1,400,966	26,590,335

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolios

10.31.2022

CARILLON EAGLE SMALL CAP GROWTH FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value

Hotels, restaurants & leisure (cont'd)
Planet Fitness, Inc., Class A*	128,811	$ 8,434,544
SeaWorld Entertainment, Inc.*	219,592	12,771,471
Wingstop, Inc.	143,961	22,801,983
Xponential Fitness, Inc., Class A*	493,938	9,557,700

Household durables—1.0%
Universal Electronics, Inc.*	477,913	9,754,204

Insurance—2.0%
Kinsale Capital Group, Inc.	62,879	19,817,575

Interactive media & services—1.1%
Bumble, Inc., Class A*	409,225	10,394,315

IT services—0.8%
TaskUS, Inc., Class A*	406,451	8,206,246

Life sciences tools & services—0.6%
Medpace Holdings, Inc.*	28,710	6,373,046

Machinery—2.7%
Chart Industries, Inc.*	96,095	21,417,654
Esab Corp.	145,393	5,423,159

Media—0.8%
TechTarget, Inc.*	125,325	8,089,729

Oil, gas & consumable fuels—5.2%
Antero Resources Corp.*	297,714	10,914,195
Viper Energy Partners LP	1,210,380	40,366,173

Personal products—0.7%
The Beauty Health Co.*(a)	624,927	7,142,916

Pharmaceuticals—1.1%
Arvinas, Inc.*	124,393	6,183,576
Intra-Cellular Therapies, Inc.*	104,625	4,778,224

Road & rail—2.1%
Landstar System, Inc.	136,211	21,278,882

Semiconductors & semiconductor equipment—4.8%
Lattice Semiconductor Corp.*	350,306	16,993,344
Silicon Laboratories, Inc.*	218,408	25,099,447
Synaptics, Inc.*	62,131	5,504,807

Software—8.5%
Coupa Software, Inc.*	164,395	8,750,746
Five9, Inc.*	84,756	5,107,397
Freshworks, Inc., Class A*	694,338	9,436,053
Monday.com Ltd.*	86,130	9,210,742
PROS Holdings, Inc.*	327,029	8,159,374
Q2 Holdings, Inc.*	231,785	7,194,606
Qualtrics International, Inc., Class A*	725,532	8,684,618
Rapid7, Inc.*	126,603	5,731,318
Smartsheet, Inc., Class A*	214,022	7,473,648
Sprout Social, Inc., Class A*	249,667	15,062,410

Specialty retail—0.8%
Boot Barn Holdings, Inc.*	147,710	8,389,928

Trading companies & distributors—1.5%
Herc Holdings, Inc.	59,897	7,044,486
WESCO International, Inc.*	60,169	8,289,483
Total common stocks (cost $829,652,501)		990,158,819

MONEY MARKET FUNDS—0.0%	Shares	Value
First American Government Obligations Fund— Class X, 2.92%#	183,750	$ 183,750
Total money market funds (cost $183,750)		183,750

Total investment portfolio (cost $829,836,251)—99.6%		990,342,569

Other assets in excess of liabilities—0.4%		3,809,642

Total net assets—100.0%		$994,152,211

* Non-income producing security

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $171,450 or 0.0% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	25.0%
Industrials	17.6%
Information technology	15.3%
Consumer discretionary	11.2%
Financials	8.8%
Consumer staples	7.5%
Energy	5.9%
Materials	4.9%
Communication services	1.9%
Real estate	1.5%
Money market funds	0.0%

CARILLON SCOUT MID CAP FUND
COMMON STOCKS—99.7%	Shares	Value
Aerospace & defense—2.8%
BWX Technologies, Inc.	295,209	$16,821,009
Huntington Ingalls Industries, Inc.	151,859	39,038,393
L3Harris Technologies, Inc.	84,602	20,851,855
Textron, Inc.	421,653	28,857,931

Airlines—0.6%
Delta Air Lines, Inc.*	335,992	11,400,209
Southwest Airlines Co.*	369,707	13,438,849

Automobiles—0.2%
Thor Industries, Inc.	77,926	6,348,631

Banks—3.3%
Citizens Financial Group, Inc.	839,987	34,355,468
Prosperity Bancshares, Inc.	877,910	62,832,019
SVB Financial Group*	66,224	15,295,095
Synovus Financial Corp.	328,192	13,078,451

Beverages—0.6%
Monster Beverage Corp.*	258,795	24,254,267

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON SCOUT MID CAP FUND (cont’d)

COMMON STOCKS—99.7%	Shares	Value
Biotechnology—2.5%
BioMarin Pharmaceutical, Inc.*	224,369	$ 19,437,087
Exelixis, Inc.*	945,849	15,682,176
Horizon Therapeutics PLC*	292,667	18,239,007
Neurocrine Biosciences, Inc.*	195,764	22,536,352
Vertex Pharmaceuticals, Inc.*	67,758	21,140,496

Building products—1.4%
Carrier Global Corp.	1,039,286	41,322,011
Owens Corning	158,951	13,607,795

Capital markets—2.4%
Cboe Global Markets, Inc.	733,387	91,306,681

Chemicals—3.0%
Albemarle Corp.	29,109	8,146,736
CF Industries Holdings, Inc.	239,912	25,493,049
Corteva, Inc.	663,232	43,335,579
Huntsman Corp.	305,213	8,167,500
The Mosaic Co.	344,474	18,515,477
Westlake Corp.	132,268	12,783,702

Commercial services & supplies—0.7%
Copart, Inc.*	18,249	2,099,000
IAA, Inc.*	653,264	24,778,304

Communications equipment—0.8%
Arista Networks, Inc.*	165,244	19,971,390
Lumentum Holdings, Inc.*	135,151	10,061,992

Construction & engineering—2.0%
Quanta Services, Inc.	547,427	77,756,531

Construction materials—0.6%
Eagle Materials, Inc.	64,934	7,942,078
Martin Marietta Materials, Inc.	23,300	7,828,334
Vulcan Materials Co.	47,510	7,777,387

Distributors—0.1%
LKQ Corp.	36,262	2,017,618

Diversified consumer services—0.6%
Service Corp International	377,049	22,852,940

Diversified financial services—0.7%
Voya Financial, Inc.	368,464	25,188,199

Electric utilities—2.0%
Evergy, Inc.	1,220,116	74,585,691

Electrical equipment—2.5%
Eaton Corp. PLC	83,220	12,488,826
Generac Holdings, Inc.*	138,054	16,001,839
Hubbell, Inc.	286,707	68,087,178

Electronic equipment, instruments & components—2.2%
Keysight Technologies, Inc.*	315,007	54,858,469
Zebra Technologies Corp., Class A*	97,034	27,481,970

Energy equipment & services—3.1%
Baker Hughes Co.	1,395,865	38,609,626
ChampionX Corp.	612,846	17,539,652
Halliburton Co.	1,308,116	47,641,585
Valaris Ltd.*	195,522	13,086,287

Entertainment—2.1%
Live Nation Entertainment, Inc.*	289,244	23,026,715
Roku, Inc.*	355,476	19,743,137
Spotify Technology S.A.*	178,332	14,369,993

COMMON STOCKS—99.7%	Shares	Value

Entertainment (cont'd)
Take-Two Interactive Software, Inc.*	180,763	$ 21,416,800

Equity real estate investment trusts (REITs)—6.9%
Agree Realty Corp.	622,154	42,741,980
EastGroup Properties, Inc.	160,866	25,206,093
Healthcare Realty Trust, Inc.	3,172,880	64,504,650
Host Hotels & Resorts, Inc.	1,367,473	25,817,890
Mid-America Apartment Communities, Inc.	270,097	42,526,773
STAG Industrial, Inc.	1,995,798	63,047,259

Food & staples retailing—2.9%
Albertsons Cos, Inc., Class A	2,373,122	48,672,732
Casey’s General Stores, Inc.	199,069	46,325,347
The Kroger Co.	311,888	14,749,184

Food products—3.8%
Darling Ingredients, Inc.*	769,774	60,411,863
Hormel Foods Corp.	552,728	25,674,216
The Hershey Co.	193,594	46,224,439
Tyson Foods, Inc., Class A	199,413	13,629,879

Health care equipment & supplies—2.9%
ABIOMED, Inc.*	222,299	56,037,132
Align Technology, Inc.*	96,408	18,732,074
DexCom, Inc.*	24,778	2,992,687
Masimo Corp.*	38,797	5,105,685
NuVasive, Inc.*	277,920	12,264,610
Omnicell, Inc.*	173,136	13,386,875
Teleflex, Inc.	9,407	2,018,366

Health care providers & services—3.7%
AmerisourceBergen Corp.	298,841	46,983,782
AMN Healthcare Services, Inc.*	170,175	21,356,963
Henry Schein, Inc.*	304,463	20,843,537
Molina Healthcare, Inc.*	146,863	52,703,256

Health care technology—0.2%
Veeva Systems, Inc., Class A*	56,949	9,564,015

Hotels, restaurants & leisure—2.8%
Chipotle Mexican Grill, Inc.*	27,721	41,535,206
Darden Restaurants, Inc.	90,714	12,984,802
Texas Roadhouse, Inc.	328,188	32,474,202
Vail Resorts, Inc.	90,430	19,815,926
Household durables—0.7%
D.R. Horton, Inc.	53,655	4,124,997
Garmin Ltd.	59,484	5,236,971
NVR, Inc.*	4,557	19,311,427

Insurance—4.8%
Arch Capital Group Ltd.*	334,265	19,220,237
Axis Capital Holdings Ltd.	987,945	54,010,953
Brown & Brown, Inc.	767,140	45,100,161
Everest Re Group Ltd.	47,248	15,245,040
Fidelity National Financial, Inc.	199,233	7,845,796
White Mountains Insurance Group Ltd.	30,154	42,702,587

Interactive media & services—0.3%
IAC, Inc.*	195,903	9,536,558
Match Group, Inc.*	12,658	546,826

IT services—3.3%
DXC Technology Co.*	968,306	27,838,798
Gartner, Inc.*	183,866	55,512,823
Jack Henry & Associates, Inc.	216,821	43,160,388

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolios

10.31.2022

CARILLON SCOUT MID CAP FUND (cont’d)

COMMON STOCKS—99.7%	Shares	Value
Leisure products—0.7%
Polaris, Inc.	77,841	$ 7,908,646
YETI Holdings, Inc.*	608,531	19,521,674

Machinery—1.7%
AGCO Corp.	118,617	14,728,673
Chart Industries, Inc.*	167,237	37,273,782
The Timken Co.	204,133	14,552,642

Media—0.9%
Fox Corp., Class A	1,130,707	32,643,511
The Trade Desk, Inc., Class A*	18,612	990,903

Metals & mining—1.7%
Agnico Eagle Mines Ltd.	410,690	18,053,932
Alcoa Corp.	394,095	15,381,528
Freeport-McMoRan, Inc.	912,943	28,931,164
Nucor Corp.	31,602	4,151,871

Multiline retail—0.7%
Dollar General Corp.	108,810	27,751,991

Multi-utilities—2.8%
CMS Energy Corp.	633,671	36,150,930
WEC Energy Group, Inc.	785,296	71,721,084

Oil, gas & consumable fuels—5.7%
Chesapeake Energy Corp.	455,752	46,609,757
Hess Corp.	383,108	54,048,877
Marathon Petroleum Corp.	20,436	2,321,938
Ovintiv, Inc.	1,016,114	51,466,174
Texas Pacific Land Corp.	10,566	24,342,691
Valero Energy Corp.	300,336	37,707,185

Professional services—1.1%
Booz Allen Hamilton Holding Corp.	141,362	15,387,254
CoStar Group, Inc.*	218,994	18,115,184
FTI Consulting, Inc.*	61,659	9,595,990

Real estate management & development—0.3%
Zillow Group, Inc., Class C*	372,868	11,506,706

Road & rail—1.1%
AMERCO	61,587	35,424,226
Knight-Swift Transportation Holdings, Inc.	154,886	7,439,175

Semiconductors & semiconductor equipment—3.0%
Enphase Energy, Inc.*	82,356	25,283,292
KLA Corp.	26,745	8,463,455
Monolithic Power Systems, Inc.	42,074	14,282,019
ON Semiconductor Corp.*	401,665	24,674,281
Skyworks Solutions, Inc.	215,858	18,565,947
Teradyne, Inc.	214,593	17,457,141
Universal Display Corp.	69,642	6,631,311

Software—6.4%
Black Knight, Inc.*	122,393	7,401,105
Crowdstrike Holdings, Inc., Class A*	213,700	34,448,440
DocuSign, Inc.*	566,917	27,382,091
Paycom Software, Inc.*	54,674	18,917,204
Splunk, Inc.*	529,783	44,030,265
Teradata Corp.*	2,033,683	64,244,046
Workday, Inc., Class A*	187,022	29,141,768
Zscaler, Inc.*	128,986	19,876,742

Specialty retail—3.9%
Best Buy Co., Inc.	101,646	6,953,603

COMMON STOCKS—99.7%	Shares	Value
Specialty retail (cont'd)
Burlington Stores, Inc.*	94,619	$ 13,526,732
Floor & Decor Holdings, Inc., Class A*	322,550	23,665,493
Murphy USA, Inc.	83,540	26,274,165
Ross Stores, Inc.	337,172	32,263,989
Tractor Supply Co.	67,769	14,893,593
Ulta Beauty, Inc.*	79,778	33,456,500

Technology hardware, storage & peripherals—1.3%
Pure Storage, Inc., Class A*	1,645,792	50,789,141

Textiles, apparel & luxury goods—1.5%
Lululemon Athletica, Inc.*	175,318	57,686,635

Trading companies & distributors—0.4%
United Rentals, Inc.*	28,130	8,880,922
W.W. Grainger, Inc.	8,979	5,246,879
Total common stocks (cost $3,553,205,169)		3,819,386,598

Total investment portfolio (cost $3,553,205,169)—99.7%		3,819,386,598

Other assets in excess of liabilities—0.3%		11,901,753

Total net assets—100.0%		$3,831,288,351

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Information technology	17.0%
Industrials	14.4%
Consumer discretionary	11.2%
Financials	11.1%
Health care	9.4%
Energy	8.7%
Consumer staples	7.3%
Real estate	7.2%
Materials	5.4%
Utilities	4.8%
Communication services	3.2%

CARILLON SCOUT SMALL CAP FUND
COMMON STOCKS—99.6%	Shares	Value
Aerospace & defense—1.0%
Kratos Defense & Security Solutions, Inc *	245,438	$2,719,453

Air freight & logistics—1.8%
Forward Air Corp.	47,309	5,008,604

Auto components—1.9%
Patrick Industries, Inc.	56,011	2,560,263

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON SCOUT SMALL CAP FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value

Auto components (cont'd)
Stoneridge, Inc.*	130,442	$ 2,722,324

Automobiles—1.2%
Thor Industries, Inc.	39,694	3,233,870

Banks—0.9%
Hilltop Holdings, Inc.	88,919	2,574,205

Biotechnology—6.7%
Coherus Biosciences, Inc.*	315,118	2,741,527
Eagle Pharmaceuticals, Inc.*	67,360	2,119,819
Halozyme Therapeutics, Inc.*	140,778	6,730,596
Insmed, Inc.*	152,845	2,647,276
Vericel Corp.*	163,097	4,384,047

Capital markets—3.2%
Cohen & Steers, Inc.	73,804	4,440,049
Open Lending Corp., Class A*	130,283	934,129
PJT Partners, Inc., Class A	45,761	3,404,618

Chemicals—1.9%
Balchem Corp.	37,948	5,305,130

Commercial services & supplies—0.8%
Aris Water Solution, Inc., Class A	125,881	2,143,753

Construction & engineering—2.2%
Dycom Industries, Inc.*	51,101	6,039,116

Diversified consumer services—1.2%
OneSpaWorld Holdings Ltd.*	360,132	3,266,397

Electrical equipment—1.6%
TPI Composites, Inc.*	151,301	1,506,958
Vicor Corp.*	61,272	2,926,963

Electronic equipment, instruments & components—7.0%
Advanced Energy Industries, Inc.	44,094	3,467,993
Coherent Corp.*	89,786	3,017,707
ePlus, Inc.*	79,059	3,851,755
Fabrinet*	43,630	4,991,272
Plexus Corp.*	40,636	3,998,582

Energy equipment & services—0.9%
Core Laboratories N.V.	134,414	2,615,696

Equity real estate investment trusts (REITs)—2.2%
CareTrust REIT, Inc.	195,626	3,654,294
UMH Properties, Inc.	138,786	2,434,306

Food & staples retailing—1.9%
Performance Food Group Co.*	101,140	5,263,326

Health care equipment & supplies—6.0%
ICU Medical, Inc.*	21,785	3,233,112
Integer Holdings Corp.*	52,526	3,273,946
LeMaitre Vascular, Inc.	96,448	4,185,843
Omnicell, Inc.*	49,172	3,801,979
Varex Imaging Corp.*	98,426	2,176,199

Health care providers & services—8.9%
AdaptHealth Corp.*	201,918	4,603,730
AMN Healthcare Services, Inc.*	59,541	7,472,396
HealthEquity, Inc.*	85,887	6,691,456
ModivCare, Inc.*	29,714	2,889,389
U.S. Physical Therapy, Inc.	32,935	2,924,628

COMMON STOCKS—99.6%	Shares	Value
Hotels, restaurants & leisure—2.6%
Cracker Barrel Old Country Store, Inc.	24,187	$ 2,762,639
Lindblad Expeditions Holdings, Inc.*	161,447	1,354,541
The Cheesecake Factory, Inc.	84,473	3,024,978

Household durables—2.9%
Installed Building Products, Inc.	52,983	4,556,538
LGI Homes, Inc.*	36,904	3,397,013

Interactive media & services—1.5%
Ziff Davis, Inc.*	52,079	4,030,394

IT services—2.0%
I3 Verticals, Inc., Class A*	165,953	3,611,137
TTEC Holdings, Inc.	44,104	1,961,305

Life sciences tools & services—3.0%
Medpace Holdings, Inc.*	32,547	7,224,783
NeoGenomics, Inc.*	128,150	974,581

Machinery—5.2%
Albany International Corp., Class A	49,212	4,508,804
Chart Industries, Inc.*	38,273	8,530,286
Proto Labs, Inc.*	31,569	1,205,620

Media—0.7%
Magnite, Inc.*	272,305	1,985,103

Metals & mining—1.1%
Materion Corp.	34,066	2,919,797

Oil, gas & consumable fuels—2.2%
Excelerate Energy, Inc., Class A	120,123	3,317,797
Kimbell Royalty Partners LP	152,486	2,903,334

Personal products—0.2%
Thorne HealthTech, Inc.*	124,343	604,307

Pharmaceuticals—3.1%
Pacira BioSciences, Inc.*	71,018	3,675,892
Supernus Pharmaceuticals, Inc.*	147,169	5,043,481

Professional services—2.5%
Insperity, Inc.	57,927	6,836,545

Semiconductors & semiconductor equipment—7.0%
Ambarella, Inc.*	57,244	3,132,964
Credo Technology Group Holding Ltd.*	300,570	4,129,832
Impinj, Inc.*	57,417	6,581,711
Power Integrations, Inc.	49,148	3,278,663
Ultra Clean Holdings, Inc.*	67,650	2,104,591

Software—7.5%
Box, Inc., Class A*	199,630	5,799,252
Envestnet, Inc.*	52,611	2,594,248
Qualys, Inc.*	33,837	4,823,803
The Descartes Systems Group, Inc.*	65,448	4,520,493
Verint Systems, Inc.*	84,257	2,985,226

Specialty retail—1.1%
Monro, Inc.	61,102	2,917,621

Textiles, apparel & luxury goods—0.9%
G-III Apparel Group Ltd.*	128,623	2,508,149

Thrifts & mortgage finance—1.4%
Axos Financial, Inc.*	97,868	3,812,937

Trading companies & distributors—3.4%
Applied Industrial Technologies, Inc.	48,078	5,979,942

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2022

CARILLON SCOUT SMALL CAP FUND (cont’d)

COMMON STOCKS—99.6%	Shares	Value

Trading companies & distributors (cont'd)
Global Industrial Co.	111,173	$ 3,528,631
Total common stocks (cost $196,841,733)		275,083,644

Total investment portfolio (cost $196,841,733)—99.6%		275,083,644

Other assets in excess of liabilities—0.4%		1,220,636

Total net assets—100.0%		$276,304,280

* Non-income producing security

Sector allocation (unaudited)

Sector	Percent of net assets
Health care	27.8%
Information technology	23.5%
Industrials	18.4%
Consumer discretionary	11.7%
Financials	5.5%
Energy	3.2%
Materials	3.0%
Real estate	2.2%
Communication services	2.2%
Consumer staples	2.1%

CARILLON REAMS CORE BOND FUND
CORPORATE BONDS—41.7%	Principal Amount	Value
Aerospace & defense—1.8%
Raytheon Technologies Corp.,
2.38%, 03/15/32	$1,230,000	$959,611
4.13%, 11/16/28	3,335,000	3,104,572
The Boeing Co.,
2.80%, 03/01/27	260,000	225,308
5.04%, 05/01/27	2,380,000	2,293,956

Agriculture—0.8%
BAT Capital Corp., 4.91%, 04/02/30	3,260,000	2,845,966

Airlines—2.9%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	838,425	778,250
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	4,882,264	4,564,905
British Airways, Pass Through Trust, Series 2020-1, Class A, 144A, 4.25%, 05/15/34	1,098,362	984,646
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	1,518,711	1,280,685
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	1,371,007	1,088,785
Series 2020-1, Class A, 4.00%, 05/15/34	1,249,055	1,099,920
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	252,008	220,118
Series 2016-2, Class AA, 2.88%, 04/07/30	150,817	126,102

CORPORATE BONDS—41.7%	Principal Amount	Value

Airlines (cont'd)
United Airlines, Pass Through Trust, (cont'd)
Series 2018-1, Class AA, 3.50%, 09/01/31	$ 372,192	$ 313,038

Auto manufacturers—2.1%
General Motors Financial Co., Inc.,
1.25%, 01/08/26	2,815,000	2,401,379
2.75%, 06/20/25	895,000	823,488
6.05%, 10/10/25	2,355,000	2,335,031
Volkswagen Group of America Finance LLC,
144A, 3.75%, 05/13/30	2,450,000	2,072,222
144A, 3.95%, 06/06/25	205,000	195,995

Banks—10.2%
Bank of America Corp.,
(Fixed until 10/20/31, then SOFR + 1.21%), 2.57%, 10/20/32	2,550,000	1,923,825
3.50%, 04/19/26	965,000	901,024
(Fixed until 04/27/32, then SOFR + 1.83%), 4.57%, 04/27/33	3,745,000	3,318,788
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	1,655,000	1,517,738
Citigroup, Inc.,
(Fixed until 01/25/32, then SOFR + 1.35%), 3.06%, 01/25/33	2,900,000	2,259,229
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	4,200,000	3,478,947
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	1,525,000	1,360,860
Fifth Third Bancorp, 2.55%, 05/05/27	1,120,000	978,165
HSBC Holdings PLC, 4.95%, 03/31/30	1,820,000	1,629,403
JPMorgan Chase & Co.,
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	1,800,000	1,406,230
(Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	2,270,000	2,051,300
(Fixed until 04/26/32, then SOFR + 1.80%), 4.59%, 04/26/33	3,745,000	3,335,090
(Fixed until 07/25/32, then SOFR + 2.08%), 4.91%, 07/25/33	1,215,000	1,105,547
Mitsubishi UFJ Financial Group, Inc. (Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	1,860,000	1,570,869
The PNC Financial Services Group, Inc. (Fixed until 10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	935,000	939,506
Truist Financial Corp. (Fixed until 10/28/32, then SOFR + 2.30%), 6.12%, 10/28/33	1,770,000	1,774,076
Wells Fargo & Co.,
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	4,125,000	3,325,356
(Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	3,375,000	3,053,516
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	1,215,000	1,111,658

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30	1,340,000	1,197,735

Capital markets—3.4%
Credit Suisse Group AG (Fixed until 07/15/25, then SOFR + 3.34%), 144A, 6.37%, 07/15/26	1,725,000	1,604,914

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON REAMS CORE BOND FUND (cont’d)

CORPORATE BONDS—41.7%	Principal Amount	Value

Capital markets (cont'd)
Morgan Stanley,
(Fixed until 01/21/32, then SOFR + 1.29%), 2.94%, 01/21/33	$ 4,610,000	$ 3,590,700
(Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,055,000	1,747,309
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	3,880,000	3,038,779
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	1,490,000	1,245,974
(Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 144A, 1.49%, 08/10/27	1,215,000	1,001,288

Containers & packaging—0.6%
Sonoco Products Co., 3.13%, 05/01/30	2,690,000	2,220,827

Cosmetics/personal care—0.5%
GSK Consumer Healthcare Capital US LLC, 144A, 3.63%, 03/24/32	2,165,000	1,823,968

Diversified telecommunication services—1.3%
AT&T, Inc.,
2.55%, 12/01/33	1,515,000	1,116,472
2.75%, 06/01/31	1,105,000	884,052
Verizon Communications, Inc.,
2.55%, 03/21/31	3,080,000	2,433,888
4.02%, 12/03/29	405,000	365,024

Electric—3.9%
Appalachian Power Co., 2.70%, 04/01/31	1,940,000	1,537,965
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	485,000	420,122
DTE Electric Co., 1.90%, 04/01/28	3,100,000	2,605,927
Duke Energy Florida LLC,
1.75%, 06/15/30	2,055,000	1,582,834
5.65%, 04/01/40	2,085,000	1,978,052
Duke Energy Progress LLC, 3.70%, 09/01/28	725,000	670,161
Entergy Arkansas LLC, 3.35%, 06/15/52	2,110,000	1,369,649
Entergy Louisiana LLC, 2.35%, 06/15/32	1,325,000	1,013,433
Florida Power & Light Co., 2.88%, 12/04/51	2,160,000	1,377,583
Oncor Electric Delivery Co. LLC, 2.95%, 04/01/25	460,000	438,481
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	520,000	522,924
Wisconsin Public Service Corp., 2.85%, 12/01/51	880,000	534,502

Electric utilities—2.7%
Duke Energy Corp., 0.90%, 09/15/25	1,600,000	1,411,329
IPALCO Enterprises, Inc., 4.25%, 05/01/30	1,985,000	1,706,324
Southern California Edison Co., 1.20%, 02/01/26	2,785,000	2,436,182
Virginia Electric and Power Co.,
2.30%, 11/15/31	1,185,000	929,279
3.75%, 05/15/27	455,000	426,745
Wisconsin Power and Light Co.,
1.95%, 09/16/31	1,700,000	1,294,628
3.95%, 09/01/32	1,770,000	1,565,359

Equity real estate investment trusts (REITs)—1.2%
Agree LP, 2.00%, 06/15/28	3,460,000	2,761,726
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	140,000	130,203
Ventas Realty LP, 4.75%, 11/15/30	1,545,000	1,391,786

Food & staples retailing—0.3%
Sysco Corp., 2.45%, 12/14/31	1,350,000	1,053,292

CORPORATE BONDS—41.7%	Principal Amount	Value
Health care providers & services—0.9%
Cigna Corp., 2.38%, 03/15/31	$ 3,290,000	$ 2,608,333
CVS Health Corp., 2.13%, 09/15/31	1,080,000	826,419

Insurance—1.7%
Equitable Financial Life Global Funding,
144A, 1.40%, 07/07/25	1,150,000	1,028,491
144A, 1.70%, 11/12/26	625,000	538,852
Jackson National Life Global Funding,144A, 1.75%, 01/12/25	1,190,000	1,092,045
Metropolitan Life Global Funding I,
144A, 4.05%, 08/25/25	970,000	938,548
144A, 4.30%, 08/25/29	830,000	763,413
Northwestern Mutual Global Funding, 144A, 4.35%, 09/15/27	1,925,000	1,843,708

Miscellaneous manufacturing—0.7%
GE Capital International Funding Co., 4.42%, 11/15/35	2,756,000	2,431,595

Multi-utilities—1.7%
CenterPoint Energy, Inc., 2.50%, 09/01/24	2,085,000	1,968,716
Dominion Energy, Inc., 3.38%, 04/01/30	1,250,000	1,072,906
Public Service Enterprise Group, Inc., 2.45%, 11/15/31	1,745,000	1,335,509
WEC Energy Group, Inc., 1.80%, 10/15/30	2,215,000	1,672,145

Oil & gas—0.3%
BP Capital Markets America, Inc., 2.72%, 01/12/32	1,180,000	956,954

Oil, gas & consumable fuels—0.4%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	1,840,000	1,647,086

Road & rail—0.9%
Norfolk Southern Corp., 3.00%, 03/15/32	1,540,000	1,275,077
Union Pacific Corp., 2.80%, 02/14/32	2,570,000	2,129,506

Specialty retail—0.9%
Lowe’s Cos, Inc.,
2.63%, 04/01/31	1,040,000	832,668
4.40%, 09/08/25	2,440,000	2,391,774

Telecommunications—0.7%
T-Mobile USA, Inc.,
2.70%, 03/15/32	1,225,000	957,952
3.50%, 04/15/25	1,870,000	1,784,002

Tobacco—0.6%
Altria Group, Inc., 2.45%, 02/04/32	1,615,000	1,147,712
Reynolds American, Inc., 4.45%, 06/12/25	960,000	926,537

Transportation—0.9%
Burlington Northern Santa Fe LLC, 2.88%, 06/15/52	1,525,000	957,188
Canadian Pacific Railway Co., 1.75%, 12/02/26	1,825,000	1,586,329
CSX Transportation, Inc., 6.25%, 01/15/23	160,100	160,354
Union Pacific Railroad Co., Pass Through Trust,
Series 2004, 5.40%, 07/02/25	14,353	14,170
Series 2005, 5.08%, 01/02/29	194,885	192,564
Series 2006, 5.87%, 07/02/30	214,099	215,010
Total corporate bonds (cost $177,308,895)		151,480,083

MORTGAGE AND ASSET-BACKED SECURITIES—47.5%
Asset-backed securities—9.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2022-1A, Class A, 144A, 3.83%, 08/20/28	4,135,000	3,877,670
Series 2022-4A, Class A, 144A, 4.77%, 02/20/29	4,000,000	3,831,891

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2022

CARILLON REAMS CORE BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—47.5%	Principal Amount	Value
Asset-backed securities (cont'd)
BMW Vehicle Lease Trust 2022-1, Class A2, 0.67%, 05/28/24	$ 857,157	$ 847,984
BMW Vehicle Owner Trust,
Series 2022-A, 2.52%, 12/26/24	2,270,000	2,241,568
Series 2022-A, 3.21%, 08/25/26	4,110,000	3,974,291
Capital One Prime Auto Receivables Trust, Series 2022-1, Class A3, 3.17%, 04/15/27	4,020,000	3,859,261
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	3,398,020	3,318,111
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	6,265,000	5,692,134
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 144A, 1.99%, 06/25/26	2,100,000	1,904,942
Honda Auto Receivables Owner Trust, Series 2022-2, Class A3, 3.73%, 07/20/26	1,030,000	1,001,763
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	2,793,542	2,709,158

Commercial mortgage-backed securities—9.2%
BANK,
Series 2020-BNK30, Class A2, 1.36%, 12/17/53	1,170,000	1,022,666
Series 2020-BNK30, Class A4, 1.93%, 12/17/53	2,285,000	1,726,922
Series 2021-BNK34, Class A5, 2.44%, 06/15/63	1,976,000	1,541,053
Benchmark Mortgage Trust,
Series 2020-B18, Class A5, 1.93%, 07/17/53	1,845,000	1,419,429
Series 2020-B22, Class A2, 1.16%, 01/15/54	2,741,000	2,363,302
Series 2021-B23, Class A2, 1.62%, 02/15/54	1,160,000	1,018,045
Series 2021-B24, Class A2, 1.95%, 03/17/54	1,935,000	1,703,515
Series 2021-B27, Class A5, 2.39%, 07/17/54	2,075,000	1,605,973
Series 2022-B33, Class A2, 3.32%, 03/17/55	1,905,000	1,720,022
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	1,855,000	1,746,819
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AAB, 3.48%, 05/10/47	277,053	271,972
Series 2015-GC29, Class A3, 2.94%, 04/10/48	1,408,075	1,320,272
COMM Mortgage Trust,
Series 2013-CCRE11, Class ASB, 3.66%, 08/12/50	144,685	143,656
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	76,055	75,637
Series 2014-UBS2, Class A4, 3.69%, 03/12/47	2,199,431	2,145,594
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	4,385,000	3,947,447
GS Mortgage Securities Trust,
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	42,242	42,017
Series 2014-GCJ22, Class A5, 3.86%, 06/10/47	355,000	344,447
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A5, 2.96%, 04/15/46	2,140,000	2,114,840
Series 2014-C20, Class ASB, 3.46%, 07/17/47	436,716	426,828
LSTAR Commercial Mortgage Trust, Series 2016-4, Class A3, 144A, 2.81%, 03/12/49	460,000	433,406
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A3, 2.81%, 11/18/59	2,024,997	1,800,500
Series 2020-C56, Class A2, 2.50%, 06/17/53	3,409,000	3,163,458
Series 2020-C57, Class A4, 2.12% 08/15/53	1,325,000	1,028,870
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A4, 3.41%, 08/16/47	359,604	344,772

Federal agency mortgage-backed obligations—29.1%
Fannie Mae Pool,
TBA, 2.00%, 12/15/52	18,935,000	14,917,969
TBA, 2.50%, 12/15/52	22,515,000	18,421,120

MORTGAGE AND ASSET-BACKED SECURITIES—47.5%	Principal Amount	Value

Federal agency mortgage-backed obligations (cont'd)
Fannie Mae Pool, (cont'd)
TBA, 3.00%, 12/15/52	$23,595,000	$20,044,690
TBA, 3.50%, 11/15/52	35,405,000	31,114,542
TBA, 5.00%, 11/15/52	18,790,000	18,118,404
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	14,933	14,888
Series 2021-M23, Class AB, 0.50%, 11/25/31	2,577,550	2,077,555
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	1,012,591	990,512
Series 2583, Class AB, 2.14%, 08/15/23	107,437	107,056
Total mortgage and asset-backed securities (cost $179,929,526)		172,536,971

U.S. TREASURIES—34.7%
U.S. Treasury Bonds,
1.75%, 08/15/41	14,780,000	9,646,259
2.25%, 02/15/52	12,980,000	8,704,713
2.38%, 02/15/42	20,385,000	14,884,235
U.S. Treasury Notes,
1.63%, 04/30/23	34,305,000	33,842,687
2.50%, 08/15/23	41,940,000	41,230,624
2.75%, 08/15/32	20,150,000	18,031,102
Total U.S. Treasuries (cost $134,192,766)		126,339,620

Total investment portfolio (cost $491,431,187)—123.9%		450,356,674

Liabilities in excess of other assets—(23.9)%		(86,890,585)

Total net assets—100.0%		$363,466,089

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	47.5%
Corporate bonds	41.7%
U.S. Treasuries	34.7%

CARILLON REAMS CORE PLUS BOND FUND
CORPORATE BONDS—36.4%	Principal Amount	Value
Aerospace & defense—1.6%
Raytheon Technologies Corp.,
2.38%, 03/15/32	$4,070,000	$3,175,299
4.13%, 11/16/28	8,235,000	7,666,012
The Boeing Co.,
2.80%, 03/01/27	935,000	810,240
3.60%, 05/01/34	3,320,000	2,476,871
5.04%, 05/01/27	2,142,000	2,064,561

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

CORPORATE BONDS—36.4%	Principal Amount	Value
Agriculture—0.7%
BAT Capital Corp.,
3.56%, 08/15/27	$ 2,080,000	$ 1,810,856
4.91%, 04/02/30	6,465,000	5,643,918

Airlines—2.6%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	1,875,227	1,740,640
Alaska Airlines, Pass Through Trust, Series 2020-1, Class A, 144A, 4.80%, 02/15/29	8,490,417	7,938,519
British Airways, Pass Through Trust, Series 2020-1, Class A, 144A, 4.25%, 05/15/34	2,314,210	2,074,615
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	9,090,255	7,665,549
JetBlue, Pass Through Trust,
Series 2019-1, Class AA, 2.75%, 11/15/33	4,958,772	3,938,009
Series 2020-1, Class A, 4.00%, 05/15/34	1,853,291	1,632,011
United Airlines, Pass Through Trust,
Series 2015-1, Class AA, 3.45%, 06/01/29	518,214	452,638
Series 2016-2, Class AA, 2.88%, 04/07/30	312,668	261,431
Series 2018-1, Class AA, 3.50%, 09/01/31	760,567	639,686

Auto manufacturers—2.7%
Ford Motor Credit Co. LLC,
3.37%, 11/17/23	4,189,000	4,043,191
3.38%, 11/13/25	3,530,000	3,202,451
5.58%, 03/18/24	985,000	970,110
General Motors Financial Co., Inc.,
1.25%, 01/08/26	9,130,000	7,788,487
2.75%, 06/20/25	5,145,000	4,733,907
6.05%, 10/10/25	2,555,000	2,533,335
Volkswagen Group of America Finance LLC,
144A, 3.75%, 05/13/30	3,760,000	3,180,227
144A, 3.95%, 06/06/25 (a)	1,330,000	1,271,574

Automobiles—0.2%
Ford Motor Co., 3.25%, 02/12/32	3,240,000	2,432,657

Banks—9.3%
Bank of America Corp.,
(Fixed until 10/20/31, then SOFR + 1.21%), 2.57%, 10/20/32	7,823,000	5,901,993
3.50%, 04/19/26	100,000	93,370
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	7,000,000	6,445,497
(Fixed until 04/27/32, then SOFR + 1.83%), 4.57%, 04/27/33	5,060,000	4,484,130
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	5,195,000	4,764,137
Citigroup, Inc.,
(Fixed until 01/25/32, then SOFR + 1.35%), 3.06%, 01/25/33	6,440,000	5,017,048
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	5,060,000	4,191,303
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	3,890,000	3,471,308
(Fixed until 05/24/32, then SOFR + 2.09%), 4.91%, 05/24/33	5,160,000	4,687,619
Fifth Third Bancorp, 2.55%, 05/05/27	4,220,000	3,685,586
HSBC Holdings PLC, 4.95%, 03/31/30	5,075,000	4,543,528

CORPORATE BONDS—36.4%	Principal Amount	Value

Banks (cont'd)
JPMorgan Chase & Co.,
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	$ 6,435,000	$ 5,027,272
(Fixed until 03/24/30, then SOFR + 3.79%), 4.49%, 03/24/31	5,375,000	4,857,154
(Fixed until 04/26/32, then SOFR + 1.80%), 4.59%, 04/26/33	5,060,000	4,506,157
(Fixed until 07/25/32, then SOFR + 2.08%), 4.91%, 07/25/33	3,400,000	3,093,711
Mitsubishi UFJ Financial Group, Inc. (Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	6,380,000	5,388,248
The PNC Financial Services Group, Inc. (Fixed until 10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	3,010,000	3,024,505
Truist Financial Corp. (Fixed until 10/28/32, then SOFR + 2.30%), 6.12%, 10/28/33	5,040,000	5,051,606
Wells Fargo & Co.,
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	5,715,000	4,607,129
(Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	9,780,000	8,848,411
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	3,400,000	3,110,814

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30	4,100,000	3,664,713

Capital markets—3.2%
Credit Suisse Group AG (Fixed until 07/15/25, then SOFR + 3.34%), 144A, 6.37%, 07/15/26	4,950,000	4,605,405
Morgan Stanley,
(Fixed until 01/21/32, then SOFR + 1.29%), 2.94%, 01/21/33	6,435,000	5,012,181
(Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	5,740,000	4,880,560
(Fixed until 10/18/32, then SOFR + 2.56%), 6.34%, 10/18/33	5,185,000	5,257,722
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	6,435,000	5,039,831
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	4,805,000	4,018,056
(Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 144A, 1.49%, 08/10/27	2,750,000	2,266,290
(Fixed until 08/13/29, then 3 Month LIBOR USD + 1.47%), 144A, 3.13%, 08/13/30	1,190,000	949,568

Containers & packaging—0.3%
Sonoco Products Co., 3.13%, 05/01/30	4,070,000	3,360,136

Cosmetics/personal care—0.5%
GSK Consumer Healthcare Capital US LLC, 144A, 3.63%, 03/24/32	5,895,000	4,966,415

Diversified telecommunication services—1.5%
AT&T, Inc.,
2.55%, 12/01/33	3,637,000	2,680,270
2.75%, 06/01/31	3,985,000	3,188,187
Verizon Communications, Inc.,
2.10%, 03/22/28	935,000	785,760
2.55%, 03/21/31	10,925,000	8,633,188

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2022

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

CORPORATE BONDS—36.4%	Principal Amount	Value
Electric—3.0%
Appalachian Power Co., 2.70%, 04/01/31	$ 6,695,000	$ 5,307,564
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	465,000	402,797
Constellation Energy Generation LLC, 3.25%, 06/01/25	4,385,000	4,157,685
Duke Energy Florida LLC, 5.65%, 04/01/40	4,291,000	4,070,897
Duke Energy Progress LLC, 3.70%, 09/01/28	2,315,000	2,139,894
Entergy Arkansas LLC, 3.35%, 06/15/52	4,350,000	2,823,683
Entergy Louisiana LLC, 2.35%, 06/15/32	5,035,000	3,851,047
Florida Power & Light Co., 2.88%, 12/04/51	6,180,000	3,941,419
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	1,855,000	1,865,431
Wisconsin Public Service Corp., 2.85%, 12/01/51	3,455,000	2,098,527

Electric utilities—2.6%
Duke Energy Corp., 0.90%, 09/15/25	5,360,000	4,727,952
IPALCO Enterprises, Inc., 4.25%, 05/01/30	5,645,000	4,852,494
Southern California Edison Co., 1.20%, 02/01/26	5,920,000	5,178,528
Virginia Electric and Power Co., 2.30%, 11/15/31	3,450,000	2,705,495
Wisconsin Power and Light Co.,
1.95%, 09/16/31	3,995,000	3,042,375
3.95%, 09/01/32	6,150,000	5,438,959

Equity real estate investment trusts (REITs)—0.1%
Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30	670,000	623,113

Food & staples retailing—0.3%
Sysco Corp., 2.45%, 12/14/31	4,490,000	3,503,173

Health care providers & services—0.6%
Cigna Corp., 2.38%, 03/15/31	3,985,000	3,159,333
CVS Health Corp., 2.13%, 09/15/31	4,085,000	3,125,852

Insurance—1.8%
Equitable Financial Life Global Funding, 144A, 1.40%, 07/07/25	4,185,000	3,742,813
Jackson National Life Global Funding, 144A, 1.75%, 01/12/25	3,260,000	2,991,653
Metropolitan Life Global Funding I,
144A, 4.05%, 08/25/25	2,795,000	2,704,372
144A, 4.30%, 08/25/29	2,395,000	2,202,861
Northwestern Mutual Global Funding, 144A, 4.35%, 09/15/27	6,500,000	6,225,508

Media—0.3%
Charter Communications Operating LLC, 4.91%, 07/23/25	3,030,000	2,941,593

Miscellaneous manufacturing—0.6%
GE Capital International Funding Co., 4.42%, 11/15/35	7,320,000	6,458,372

Multi-utilities—0.2%
Dominion Energy, Inc., 3.38%, 04/01/30	2,135,000	1,832,524

Oil & gas—0.3%
BP Capital Markets America, Inc., 2.72%, 01/12/32	3,985,000	3,231,749

Oil, gas & consumable fuels—0.5%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	5,595,000	5,008,394

Road & rail—0.5%
Norfolk Southern Corp., 3.00%, 03/15/32	5,185,000	4,293,036
Union Pacific Corp., 2.80%, 02/14/32	1,380,000	1,143,470

Specialty retail—1.0%
Lowe’s Cos, Inc.,
2.63%, 04/01/31	3,985,000	3,190,558
4.40%, 09/08/25	7,210,000	7,067,497

Telecommunications—0.8%
T-Mobile USA, Inc.,
2.70%, 03/15/32	4,220,000	3,300,047

CORPORATE BONDS—36.4%	Principal Amount	Value

Telecommunications (cont'd)
T-Mobile USA, Inc., (cont'd)
3.50%, 04/15/25	$ 4,895,000	$ 4,669,888

Tobacco—0.8%
Altria Group, Inc., 2.45%, 02/04/32	5,435,000	3,862,423
Reynolds American, Inc., 4.45%, 06/12/25	4,485,000	4,328,667

Transportation—0.0%
Burlington Northern and Santa Fe Railway Co., Pass Through Trust, Series 2005-4, 4.97%, 04/01/23	39,118	38,809
Total corporate bonds (cost $431,830,305)		370,506,054

FOREIGN GOVERNMENT BONDS —0.8%
Mexico Government International Bond, 3.50%, 02/12/34	8,195,000	6,252,414
Petroleos Mexicanos, 7.69%, 01/23/50	2,915,000	1,899,037
Total foreign government bonds (cost $10,952,171)		8,151,451

MORTGAGE AND ASSET-BACKED SECURITIES—44.1%
Asset-backed securities—6.0%
Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 144A, 3.83%, 08/20/28	12,150,000	11,393,880
BMW Vehicle Lease Trust, Series 2022-1, Class A2, 0.67%, 05/28/24	2,329,908	2,304,975
BMW Vehicle Owner Trust, Series 2022-A, Class A2A, 2.52%, 12/26/24	6,865,000	6,779,014
Capital One Prime Auto Receivables Trust, Series 2022-1, Class A3, 3.17%, 04/15/27	5,505,000	5,284,884
GM Financial Consumer Automobile Receivables Trust, Series 2020-3, Class A3, 0.45%, 04/16/25	7,698,169	7,517,137
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	13,900,000	12,628,995
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 144A, 1.99%, 06/25/26	5,785,000	5,247,661
Honda Auto Receivables Owner Trust, Series 2022-2, Class A3, 3.73%, 07/20/26	3,580,000	3,481,855
RFMSII Trust, Series 2006-HSA1, Class A4, SB, 5.99%, 02/25/36	176,115	168,424
World Omni Auto Receivables Trust, Series 2020-C, Class A3, 0.48%, 11/17/25	6,752,553	6,548,581

Commercial mortgage-backed securities—5.6%
BANK, Series 2020-BNK30, Class A2, 1.36%, 12/17/53	2,016,000	1,762,133
Benchmark Mortgage Trust,
Series 2020-B21, Class A2, 1.74%, 12/17/53	1,565,000	1,401,073
Series 2021-B23, Class A2, 1.62%, 02/15/54	4,555,000	3,997,582
Series 2021-B24, Class A2, 1.95%, 03/17/54	4,028,000	3,546,129
Series 2022-B33, Class A2, 3.32%, 03/17/55	8,420,000	7,602,406
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48	5,525,000	5,202,791
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.94%, 04/10/48	3,261,101	3,057,750
COMM Mortgage Trust,
Series 2013-CCRE9, Class ASB, 3.83%, 07/12/45	482,890	480,232
Series 2015-LC19, Class A4, 3.18%, 02/10/48	1,855,000	1,751,800
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	9,445,000	8,502,540
GS Mortgage Securities Trust, Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	265,949	264,527

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

MORTGAGE AND ASSET-BACKED SECURITIES—44.1%	Principal Amount	Value

Commercial mortgage-backed securities (cont'd)
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A5, 2.96%, 04/15/46	$ 7,215,000	$ 7,130,173
Series 2014-C20, Class ASB, 3.46%, 07/17/47	974,566	952,501
Wells Fargo Commercial Mortgage Trust,
Series 2016-C36, Class A3, 2.81%, 11/18/59	7,157,924	6,364,374
Series 2020-C56, Class A2, 2.50%, 06/17/53	4,895,000	4,542,425

Federal agency mortgage-backed obligations—32.5%
Fannie Mae Pool,
TBA, 2.00%, 12/15/52	52,625,000	41,460,688
TBA, 2.50%, 12/15/52	63,570,000	52,011,131
TBA, 3.00%, 12/15/52	55,900,000	47,488,797
TBA, 3.50%, 11/15/52	43,610,000	38,325,242
TBA, 4.00%, 01/15/52	33,230,000	30,172,579
TBA, 4.50%, 12/15/52	65,055,000	60,963,650
TBA, 5.00%, 11/15/52	53,595,000	51,679,397
Fannie Mae-Aces,
Series 2016-M3, Class ASQ2, 2.26%, 02/25/23	57,313	57,139
Series 2016-M7, Class AV2, 2.16%, 10/25/23	2,668,837	2,612,236
Ginnie Mae I Pool,
Series 0091, Class AD, 2.73%, 06/15/32	5,564,923	5,443,585
Series 2583, Class AB, 2.14%, 08/15/23	278,124	277,136
Total mortgage and asset-backed securities (cost $461,681.861)		448,405,422

U.S. TREASURIES—42.4%
U.S. Treasury Bonds,
1.75%, 08/15/41	49,970,000	32,613,233
2.25%, 02/15/52	41,540,000	27,857,762
2.38%, 02/15/42	57,130,000	41,713,827
U.S. Treasury Notes,
1.63%, 04/30/23	85,330,000	84,180,045
1.75%, 01/31/29	23,880,000	20,637,544
2.50%, 08/15/23	165,730,000	162,926,833
2.63%, 05/31/27	9,155,000	8,533,103
2.75%, 08/15/32	59,410,000	53,162,667
Total U.S. Treasuries (cost $458,277,679)		431,625,014

MEDIUM-TERM NOTES—0.1%
Citigroup Global Markets Holdings, Inc.,
144A, 11/25/22*	84,000	118,622
144A, 12/23/22*	80,000	75,434
144A, 12/23/22*	150,000	151,370
144A, 01/27/23*	94,000	99,530
144A, 01/27/23*	164,000	82,018
144A, 01/27/23*	179,000	193,463

MEDIUM-TERM NOTES—0.1%	Principal Amount	Value
Citigroup Global Markets Holdings, Inc., (cont'd)
144A, 02/24/23*	$ 91,000	$ 119,715
Total medium-term notes (cost $842,000)		840,152

MONEY MARKET FUNDS—0.0%
First American Government Obligations Fund—Class X, 2.92%#	69,650	69,650
Total money market funds (cost $69,650)		69,650

Total investment portfolio (cost $1,363,653,666)—123.8%		1,259,597,743

Liabilities in excess of other assets—(23.8)%		(241,757,137)

Total net assets—100.0%		$1,017,840,606

(a) All or a portion of this security was on loan as of the date of this report. The total fair market value of loaned securities was $68,023 or 0.0% of net assets as of the date of this report.

# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

* This security does not pay interest and does not guarantee full repayment of principal at maturity. Instead, the security offers a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each the S&P 500 Index (“SPX”) and SPDR Gold Trust (“GLD”) (each, an “underlying”) from its initial underlying value to its final underlying value.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

SB—Step bond. Coupon rate will either increase (step-up bond) or decrease (step-downbond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

Asset allocation (unaudited)

Security type	Percent of net assets
Mortgage and asset-backed securities	44.1%
U.S. Treasuries	42.4%
Corporate bonds	36.4%
Foreign government bonds	0.8%
Medium-term notes	0.1%
Money market funds	0.0%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2022	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note	12/30/22	2,144	$238,408,874	$228,537,000	$(9,871,874)

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2022

CARILLON REAMS CORE PLUS BOND FUND (cont’d)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2022	Unrealized Appreciation (Depreciation)
Long Bond U.S. Treasury Note	12/20/22	(619)	$(84,095,052)	$(74,589,500)	$9,505,552
Total futures contracts					$(366,322)

There is $142,964 of variation margin due from the Fund to the broker as of the date of this report.

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	CDX North American High Yield Index Series 38	B2/B	Sell	Receive	5%/Quarterly	06/20/27	$31,387,950	$422,775	$(309,958)	$732,733
Intercontinental Exchange	CDX North American High Yield Index Series 39	B2/B	Sell	Receive	5%/Quarterly	12/20/27	74,420,000	(325,470)	(1,758,961)	1,433,491
Intercontinental Exchange	iTraxx Europe Crossover Series 38 Version 1*	B2/B	Sell	Receive	5%/Quarterly	12/20/27	10,290,000	(183,817)	(527,158)	343,341
Total swap contracts							$116,097,950	$(86,512)	$(2,596,077)	$2,509,565

There is $861,741 of variation margin due from the Fund to the broker as of the date of this report.

* These swap contracts are denominated in Euro. Notional Value, Value, Premiums Paid (Received), and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of the date of this report.

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Australian Dollar	14,680,000	U.S. Dollar	9,985,923	11/30/22	J.P. Morgan	$(587,836)
Canadian Dollar	371,458	U.S. Dollar	279,436	12/21/22	J.P. Morgan	(6,602)
Euro	15,892,000	U.S. Dollar	16,186,717	12/15/22	J.P. Morgan	(422,134)
Indian Real	823,405,800	U.S. Dollar	9,861,738	01/18/23	J.P. Morgan	22,146
Japanese Yen	2,185,310,912	U.S. Dollar	15,468,161	12/08/22	J.P. Morgan	(702,703)
South Korean Won	11,350,000,000	U.S. Dollar	7,947,344	01/20/23	J.P. Morgan	40,045
Total forward contracts						$(1,657,084)

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON REAMS UNCONSTRAINED BOND FUND

CORPORATE BONDS—33.6%	Principal Amount	Value
Aerospace & defense—1.3%
Raytheon Technologies Corp., 4.13%, 11/16/28	$8,435,000	$7,852,193
The Boeing Co.,
2.80%, 03/01/27	725,000	628,261
3.60%, 05/01/34	6,415,000	4,785,883
5.04%, 05/01/27	550,000	530,116

Agriculture—0.9%
BAT Capital Corp., 3.56%, 08/15/27	10,925,000	9,511,345

Airlines—2.6%
Air Canada, Pass Through Trust, Series 2020-2, Class A, 144A, 5.25%, 10/01/30	1,590,761	1,476,591
British Airways, Pass Through Trust,
Series 2020-1, Class A, 144A, 4.25%, 05/15/34	1,434,427	1,285,919
Series 2021-1, Class A, 144A, 2.90%, 09/15/36	5,013,220	3,994,150
Delta Air Lines, Pass Through Trust, Series 2020-1, Class AA, 2.00%, 12/10/29	13,153,357	11,091,844
JetBlue, Pass Through Trust, Series 2020-1, Class A, 4.00%, 05/15/34	2,552,220	2,247,489
United Airlines, Pass Through Trust,
Series 2014-1, Class A, 4.00%, 10/11/27	2,257,432	2,037,157
Series 2015-1, Class AA, 3.45%, 06/01/29	404,633	353,429
Series 2016-2, Class AA, 2.88%, 04/07/30	2,442,492	2,042,236
Series 2018-1, Class AA, 3.50%, 09/01/31	594,698	500,180
Series 2019-1, Class AA, 4.15%, 02/25/33	3,127,624	2,773,504

Auto manufacturers—5.6%
Ford Motor Credit Co. LLC,
3.37%, 11/17/23	13,345,000	12,880,493
3.38%, 11/13/25	2,570,000	2,331,530
4.27%, 01/09/27	2,570,000	2,320,427
5.58%, 03/18/24	5,055,000	4,978,582
General Motors Financial Co., Inc.,
2.90%, 02/26/25	940,000	876,355
3.80%, 04/07/25	9,960,000	9,413,567
4.30%, 07/13/25	2,675,000	2,542,718
4.35%, 01/17/27	4,125,000	3,795,882
5.25%, 03/01/26	2,800,000	2,713,209
6.05%, 10/10/25	7,355,000	7,292,635
Volkswagen Group of America Finance LLC, 144A, 3.95%, 06/06/25	11,510,000	11,004,374

Banks—9.4%
Bank of America Corp.,
(Fixed until 02/04/32, then SOFR + 1.33%), 2.97%, 02/04/33	12,030,000	9,322,778
(Fixed until 04/23/26, then 3 Month LIBOR USD + 1.06%), 3.56%, 04/23/27	5,835,000	5,372,782
(Fixed until 07/22/32, then SOFR + 2.16%), 5.02%, 07/22/33	6,865,000	6,295,630
Citigroup, Inc.
(Fixed until 03/17/32, then SOFR + 1.94%), 3.79%, 03/17/33	11,745,000	9,728,626
(Fixed until 03/31/30, then SOFR + 3.91%), 4.41%, 03/31/31	5,770,000	5,148,959
JPMorgan Chase & Co.,
(Fixed until 04/22/26, then SOFR + 0.89%), 1.58%, 04/22/27	5,970,000	5,134,515
(Fixed until 01/25/32, then SOFR + 1.26%), 2.96%, 01/25/33	12,030,000	9,398,304

CORPORATE BONDS—33.6%	Principal Amount	Value

Banks (cont'd)
JPMorgan Chase & Co., (cont'd)
(Fixed until 04/26/25, then SOFR + 1.32%), 4.08%, 04/26/26	$ 5,705,000	$ 5,469,353
(Fixed until 07/25/32, then SOFR + 2.08%), 4.91%, 07/25/33	4,705,000	4,281,150
Mitsubishi UFJ Financial Group, Inc. (Fixed until 07/20/26, then 1 Year CMT Rate + 0.75%), 1.54%, 07/20/27	5,470,000	4,619,705
The PNC Financial Services Group, Inc. (Fixed until10/28/32, then SOFR Index + 2.14%), 6.04%, 10/28/33	7,180,000	7,214,599
Truist Financial Corp. (Fixed until 10/28/32, then SOFR + 2.30%), 6.12%, 10/28/33	5,370,000	5,382,367
Wells Fargo & Co.,
(Fixed until 03/02/32, then SOFR + 1.50%), 3.35%, 03/02/33	12,030,000	9,697,946
(Fixed until 04/25/25, then SOFR + 1.32%), 3.91%, 04/25/26	5,045,000	4,806,767
(Fixed until 04/04/30, then SOFR + 4.03%), 4.48%, 04/04/31	5,390,000	4,876,578
(Fixed until 07/25/32, then SOFR + 2.10%), 4.90%, 07/25/33	4,185,000	3,829,045

Capital markets—4.6%
Credit Suisse Group AG (Fixed until 07/15/25, then SOFR + 3.34%), 144A, 6.37%, 07/15/26	7,370,000	6,856,937
Morgan Stanley,
(Fixed until 01/21/32, then SOFR + 1.29%), 2.94%, 01/21/33	6,015,000	4,685,045
(Fixed until 04/01/30, then SOFR + 3.12%), 3.62%, 04/01/31	2,900,000	2,465,789
(Fixed until 07/20/32, then SOFR + 2.08%), 4.89%, 07/20/33	10,085,000	9,179,939
(Fixed until 10/18/32, then SOFR + 2.56%), 6.34%, 10/18/33	6,460,000	6,550,604
The Goldman Sachs Group, Inc. (Fixed until 02/24/32, then SOFR + 1.41%), 3.10%, 02/24/33	16,305,000	12,769,922
UBS Group AG,
(Fixed until 01/30/26, then 1 Year CMT Rate + 1.08%), 144A, 1.36%, 01/30/27	5,095,000	4,260,561
(Fixed until 08/10/26, then 1 Year CMT Rate + 0.85%), 144A, 1.49%, 08/10/27	2,325,000	1,916,045

Consumer finance—1.0%
Ally Financial, Inc.,
4.63%, 03/30/25	2,000,000	1,924,157
5.80%, 05/01/25	8,370,000	8,370,586

Diversified telecommunication services—0.2%
Verizon Communications, Inc.,
2.10%, 03/22/28	770,000	647,096
2.55%, 03/21/31	2,100,000	1,659,469

Electric—1.2%
Appalachian Power Co., 2.70%, 04/01/31	6,235,000	4,942,892
Consolidated Edison Co. of New York, Inc., 3.35%, 04/01/30	510,000	441,777
Constellation Energy Generation LLC, 3.25%, 06/01/25	3,285,000	3,114,708
Entergy Louisiana LLC, 2.35%, 06/15/32	3,940,000	3,013,530
The Cleveland Electric Illuminating Co., 5.50%, 08/15/24	1,555,000	1,563,744

Electric utilities—1.9%
Duke Energy Corp., 0.90%, 09/15/25	2,065,000	1,821,496
Edison International, 4.95%, 04/15/25	750,000	737,589

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2022

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

CORPORATE BONDS—33.6%	Principal Amount	Value

Electric utilities (cont'd)
Pacific Gas and Electric Co., 1.70%, 11/15/23	$ 9,665,000	$ 9,262,901
Southern California Edison Co.,
1.20%, 02/01/26	4,890,000	4,277,534
3.70%, 08/01/25	3,995,000	3,834,614

Entertainment—1.0%
Warnermedia Holdings, Inc., 3.43%, 144A, 03/15/24	10,665,000	10,286,707

Healthcare services—0.4%
HCA, Inc., 5.00%, 03/15/24	4,025,000	3,990,120

Insurance—0.8%
Jackson National Life Global Funding, 144A, 1.75%, 01/12/25	3,100,000	2,844,823
Metropolitan Life Global Funding I,
4.05%, 144A, 08/25/25	3,165,000	3,062,375
4.30%, 144A, 08/25/29	2,720,000	2,501,788

Media—0.4%
Charter Communications Operating LLC, 4.91%, 07/23/25	4,575,000	4,441,514

Miscellaneous manufacturing—0.1%
GE Capital International Funding Co., 4.42%, 11/15/35	839,000	740,242

Multi-utilities—0.7%
CenterPoint Energy, Inc., 2.50%, 09/01/24	2,190,000	2,067,860
Dominion Energy, Inc., 3.38%, 04/01/30	6,140,000	5,270,116

Oil, gas & consumable fuels—0.4%
TransCanada PipeLines Ltd., 4.10%, 04/15/30	4,926,000	4,409,535

Tobacco—1.1%
Altria Group, Inc., 4.80%, 02/14/29	7,575,000	6,973,374
Reynolds American, Inc., 4.45%, 06/12/25	5,101,000	4,923,195
Total corporate bonds (cost $395,171,461)		357,647,757

FOREIGN GOVERNMENT BONDS—0.2%
Petroleos Mexicanos, 7.69%, 01/23/50	2,625,000	1,710,111
Total foreign government bonds (cost $2,523,019)		1,710,111

MORTGAGE AND ASSET-BACKED SECURITIES—23.1%
Asset-backed securities—4.7%
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 144A, 2.02%, 02/20/27	19,365,000	17,124,024
Capital One Prime Auto Receivables Trust, Series 2022-1, Class A3, 3.17%, 04/15/27	5,760,000	5,529,688
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 144A, 1.21%, 12/25/25	17,745,000	16,122,411
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 144A, 1.99%, 06/25/26	7,590,000	6,885,004
Honda Auto Receivables Owner Trust, Series 2022-2, Class A3, 3.73%, 07/20/26	4,520,000	4,396,085

Commercial mortgage-backed securities—1.8%
BANK, Series 2021-BNK35, Class A2, 1.87%, 06/17/64	6,280,000	5,449,238
Benchmark Mortgage Trust, Series 2021-B28, Class A2, 1.79%, 08/17/54	4,640,000	4,005,529
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class A3, 2.94%, 04/10/48	962,184	902,186
COMM Mortgage Trust, Series 2013-CCRE10, Class ASB, 3.80%, 08/10/46	253,276	251,833

MORTGAGE AND ASSET-BACKED SECURITIES—23.1%	Principal Amount	Value

Commercial mortgage-backed securities (cont'd)
DBJPM Mortgage Trust, Series 2020-C9, Class A2, 1.90%, 08/15/53	$ 4,255,000	$ 3,830,419
GS Mortgage Securities Trust,
Series 2013-GCJ12, Class A3, 2.86%, 06/12/46	1,717,567	1,700,567
Series 2013-GCJ14, Class AAB, 3.82%, 08/10/46	565,215	562,194
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A (1 Month LIBOR USD + 0.96%), 144A, 4.37%, 07/15/36	1,813,918	1,781,240
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, 3.80%, 09/17/47	825,000	793,418
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class ASB, 3.72%, 08/17/46	438,750	435,417

Federal agency mortgage-backed obligations—16.6%
Fannie Mae Pool,
TBA, 3.00%, 12/15/52	87,985,000	74,746,007
TBA, 5.00%, 11/15/52	105,200,000	101,439,922
Total mortgage and asset-backed securities (cost $254,357,032)		245,955,182

U.S. TREASURIES—49.0%
U.S. Treasury Bonds, 1.00%, 02/15/46	5,612,320	4,678,176
U.S. Treasury Notes,
0.88%, 09/30/26	197,490,000	172,911,753
1.75%, 01/31/29	36,870,000	31,863,745
2.75%, 07/31/27	159,380,000	148,982,945
2.75%, 08/15/32	81,665,000	73,077,415
2.88%, 10/31/23	86,675,000	85,266,531
3.00%, 07/31/24	4,450,000	4,331,276
Total U.S. Treasuries (cost $548,782,016)		521,111,841

MEDIUM-TERM NOTES—0.3%
Citigroup Global Markets Holdings, Inc., Series N,
144A, 11/25/22*	172,000	242,893
144A, 12/23/22*	167,000	157,469
144A, 12/23/22*	405,000	357,076
144A, 12/23/22+	403,000	1,166,806
144A, 01/27/23*	193,000	204,354
144A, 01/27/23*	350,000	173,439
144A, 01/27/23*	472,000	452,351
144A, 02/24/23*	186,000	244,692
144A, 03/24/23#	975,000	690,827
Total medium-term notes (cost $3,323,000)		3,689,907

Total investment portfolio (cost $1,204,156,528)—106.2%		1,130,114,798

Liabilities in excess of other assets—(6.2)%		(66,135,813)

Total net assets—100.0%		$1,063,978,985

144A—Securities are purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Securities Act of 1933 or exempted from registration, generally may only be sold to qualified institutional buyers.

TBA—To-be-announced security. Securities are being used in dollar roll transactions.

*These securities do not pay interest and do not guarantee full repayment of principal at maturity. Instead, the securities offer a payment at maturity that may be greater than or less than the stated principal amount, depending on the performance of each of the S&P 500 Index (“SPX”) and the SPDR Gold Trust (“GLD”) (each, an “underlying”) from its initial underlying value to its final underlying value.

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2022

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

+ This security does not pay interest and does not guarantee full repayment of principal at maturity. Instead, the security offers a payment at maturity that may be greater than or less than the stated prinicpal amount, depending on the performance of the Utilities Select Sector SPDR Fund (“XLU UP Equity”) from its initial underlying value to its final underlying value.

# This security does not pay interest and does not guarantee full repayment of principal at maturity. Instead, the security offers a payment at maturity that may be greater than or less than the stated prinicpal amount, depending on the performance of the S&P 500 Index (“SPX”) from its initial underlying value to its final underlying value.

Asset allocation (unaudited)

Security type	Percent of net assets
U.S. Treasuries	49.0%
Corporate bonds	33.6%
Mortgage and asset-backed securities	23.1%
Medium-term notes	0.3%
Foreign government bonds	0.2%

FUTURES CONTRACTS—LONG
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2022	Unrealized Appreciation (Depreciation)
30-Day U.S. Federal Funds	11/30/22	698	$279,909,663	$279,854,949	$(54,714)
5-Year U.S. Treasury Note	12/30/22	4,174	464,392,436	444,922,312	(19,470,124)
2-Year U.S. Treasury Note	12/30/22	5,873	1,218,610,923	1,200,340,255	(18,270,668)

FUTURES CONTRACTS—SHORT
Description	Expiration Date	Number of Contracts	Notional Value at Trade Date	Notional Value at October 31, 2022	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	12/20/22	(1,270)	$(172,657,586)	$(153,035,000)	$19,622,586
Ultra 10-Year U.S. Treasury Note	12/20/22	(1,170)	(145,680,628)	(135,701,718)	9,978,910
Total futures contracts					$(8,194,010)

There is $1,560,267 of variation margin due from the Fund to the broker as of the date of this report.

SCHEDULE OF WRITTEN OPTIONS
WRITTEN OPTIONS	Number of Contracts	Notional Amount	Value
Exchange traded call options
U.S. Treasury Long Bond, Expires 11/04/22, Exercise price $120.50	166	$20,003,000	$(169,840)
Exchange traded put options
U.S. Treasury Long Bond, Expires 11/04/22, Exercise price $120.50	166	20,003,000	(184,542)
Total written options (premiums received $354,382)			$(354,382)

SWAP CONTRACTS—CREDIT DEFAULT SWAPS
Central Clearing Party	Reference Entity	Rating of Reference Entity (Moody’s/S&P)	Buy/Sell(a) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(b)	Value(c)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Intercontinental Exchange	iTraxx Europe Crossover Series 38 Version 1 Index*	B2/B	Sell	Receive	5%/Quarterly	12/20/27	$42,600,000	$(732,879)	$(2,245,391)	$1,512,512
Intercontinental Exchange	CDX North American High Yield Index Series 38	B2/B	Sell	Receive	5%/Quarterly	06/20/27	87,115,050	1,173,381	294,083	879,298
Intercontinental Exchange	CDX North American High Yield Index Series 39	B2/B	Sell	Receive	5%/Quarterly	12/20/27	128,750,000	(565,736)	(3,129,780)	2,564,044
Total swap contracts							$258,465,050	$(125,234)	$(5,081,088)	$4,955,854

There is $1,814,272 of variation margin due from the Fund to the broker as of the date of this report.

* These swap contracts are denominated in Euro. Notional Value, Value, Premiums Paid (Received) and Unrealized Appreciation (Depreciation) have been translated into U.S Dollars as of the date of this report.

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2022

CARILLON REAMS UNCONSTRAINED BOND FUND (cont’d)

(a) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(c) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FORWARD CONTRACTS
Currency to be Received		Currency to be Delivered		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
Australian Dollar	16,400,000	U.S. Dollar	11,288,940	11/30/22	J.P. Morgan	$(789,715)
Canadian Dollar	19,655,306	U.S. Dollar	14,607,934	12/21/22	J.P. Morgan	(171,238)
Euro	17,467,429	U.S. Dollar	17,791,362	12/15/22	J.P. Morgan	(463,982)
Indian Rupee	1,984,452,654	U.S. Dollar	23,767,323	01/18/23	J.P. Morgan	53,374
Japanese Yen	3,010,000,000	U.S. Dollar	21,305,511	12/08/22	J.P. Morgan	(967,888)
South Korean Won	21,992,970,000	U.S. Dollar	15,399,622	01/20/23	J.P. Morgan	77,595
Norwegian Krone	224,800,000	U.S. Dollar	23,227,940	11/21/22	J.P. Morgan	(1,590,168)
Total forward contracts						$(3,852,022)

32	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2022

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Assets
Investments—unaffiliated, at value (a)	$375,615,814	$316,790,735	$819,322,448	$5,818,218,832
Cash	2,896,247	8,188,638	15,023,255	233,713,945
Receivable for investments sold	—	—	—	43,674,469
Receivable for fund shares sold	282,796	50,023	688,859	5,936,719
Receivable for dividends and interest, net	223,674	1,120,810	853,818	568,644
Receivable for foreign tax reclaims	3,696	3,480,150	—	16,885
Prepaid expenses	6,194	1,542	7,880	51,189
Total assets	379,028,421	329,631,898	835,896,260	6,102,180,683

Liabilities
Payable for investments purchased	—	—	—	15,596,534
Payable for fund shares redeemed	403,664	223,011	730,675	5,767,610
Accrued custody fees	2,133	21,091	3,755	26,249
Accrued investment advisory fees, net	109,636	119,217	306,121	2,541,744
Accrued administrative fees	31,069	27,172	68,037	495,609
Accrued distribution fees	39,408	1,705	86,823	205,696
Accrued shareholder servicing fees	30,096	24,349	52,105	216,762
Accrued professional fees	34,558	43,173	35,367	35,675
Accrued trustees compensation	13,281	13,281	13,281	13,281
Accrued officers compensation	51	51	51	51
Other accrued expenses	25,009	33,900	43,895	235,000
IRS and compliance fee and related expenses for withholding tax claims	—	3,189,569	—	—
Total liabilities	688,905	3,696,519	1,340,110	25,134,211
Net assets	378,339,516	325,935,379	834,556,150	6,077,046,472

Net assets consists of
Paid-in capital	146,384,212	372,983,602	567,320,106	4,213,515,109
Total distributable earnings (loss)	231,955,304	(47,048,223)	267,236,044	1,863,531,363
Net assets	378,339,516	325,935,379	834,556,150	6,077,046,472

Net assets, at market value
Class A	155,668,061	3,583,971	209,646,359	595,406,224
Class C	8,663,260	1,071,766	53,482,216	84,358,306
Class I	212,763,488	309,317,081	556,330,083	1,367,714,584
Class R-3	267,080	160,473	1,667,233	34,257,977
Class R-5	930,171	26,661	4,350,241	729,330,405
Class R-6	26,494	11,750,455	8,947,004	3,263,252,628
Class Y	20,962	24,972	133,014	2,726,348

NAV, offering and redemption price per share (b)
Class A	$46.16	$16.62	$21.95	$68.34
Class A maximum offering price (c)	48.46	17.45	23.04	71.75
Class C	27.77	16.24	20.73	49.85
Class I	49.55	16.61	21.88	74.02
Class R-3	43.38	16.50	21.84	64.99
Class R-5	49.37	16.63	21.90	73.74
Class R-6	49.31	16.68	21.84	74.88
Class Y	49.18	16.53	21.83	72.68

Shares of beneficial interest outstanding
Class A	3,372,660	215,658	9,549,672	8,712,891
Class C	311,974	66,003	2,579,471	1,692,081
Class I	4,294,044	18,620,401	25,430,248	18,478,286
Class R-3	6,157	9,726	76,327	527,087
Class R-5	18,841	1,603	198,599	9,890,005
Class R-6	537	704,635	409,744	43,577,877
Class Y	426	1,510	6,094	37,511

(a) Identified cost	$198,549,878	$353,867,364	$596,385,228	$4,011,876,741

(b) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(c) The maximum offering price is computed as 100/95.25 of NAV.

The accompanying notes are an integral part of the financial statements.	33

Statements of Assets and Liabilities

10.31.2022

	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Assets
Investments—unaffiliated, at value (a)(b)	$990,342,569	$3,819,386,598	$275,083,644
Cash	5,895,126	8,944,766	1,460,448
Receivable for investments sold	—	30,004,017	—
Receivable for fund shares sold	446,862	3,936,069	74,977
Receivable for dividends and interest, net	37,451	16,596,942	51,392
Prepaid expenses	13,206	31,614	5,290
Total assets	996,735,214	3,878,900,006	276,675,751

Liabilities
Payable for securities lending collateral received	183,750	—	—
Payable for investments purchased	—	42,040,263	—
Payable for fund shares redeemed	1,572,430	2,606,841	124,115
Payable for interest on line of credit	5,910	1,483	345
Accrued custody fees	5,839	18,755	2,739
Accrued investment advisory fees, net	471,638	2,287,973	131,408
Accrued administrative fees	81,973	314,721	21,901
Accrued distribution fees	68,641	26,429	4,226
Accrued shareholder servicing fees	71,964	76,772	18,342
Accrued professional fees	35,363	35,384	35,667
Accrued trustees compensation	13,281	13,281	13,281
Accrued officers compensation	51	51	51
Other accrued expenses	72,163	189,702	19,396
Total liabilities	2,583,003	47,611,655	371,471
Net assets	994,152,211	3,831,288,351	276,304,280

Net assets consists of
Paid-in capital	600,632,305	3,523,792,582	194,961,429
Total distributable earnings (loss)	393,519,906	307,495,769	81,342,851
Net assets	994,152,211	3,831,288,351	276,304,280

Net assets, at market value
Class A	201,803,675	25,636,144	14,119,352
Class C	16,361,608	23,516,664	1,815,198
Class I	377,344,943	3,446,389,207	252,402,235
Class R-3	35,482,403	3,337,371	95,786
Class R-5	27,158,660	4,292,144	20,091
Class R-6	335,969,240	325,471,199	7,750,720
Class Y	31,682	2,645,622	100,898

NAV, offering and redemption price per share (c)
Class A	$31.07	$20.09	$25.75
Class A maximum offering price (d)	32.62	21.09	27.03
Class C	11.71	19.47	24.56
Class I	35.44	20.27	26.12
Class R-3	28.22	19.84	25.24
Class R-5	35.77	20.14	26.01
Class R-6	36.68	20.27	26.28
Class Y	34.31	20.06	25.69

Shares of beneficial interest outstanding
Class A	6,494,596	1,276,208	548,254
Class C	1,396,830	1,208,105	73,897
Class I	10,647,100	170,046,560	9,662,106
Class R-3	1,257,446	168,236	3,795
Class R-5	759,154	213,130	772
Class R-6	9,159,589	16,057,507	294,968
Class Y	923	131,866	3,927

(a) Identified cost	$829,836,251	$3,553,205,169	$196,841,733

(b) Includes securities on loan, at value	$171,450	$—	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/95.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2022

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Assets
Investments—unaffiliated, at value (a)(b)	$450,356,674	$1,259,597,743	$1,130,114,798
Cash	8,273,304	54,675,534	68,791,944
Deposit at broker—open swap contracts	—	11,470,740	24,778,582
Deposit at broker—open futures contracts	—	1,858,245	8,410,081
Unrealized appreciation—open forward contracts	—	62,191	130,969
Segregated cash—open forward contracts and/or TBA transactions	7,604,000	22,597,681	13,239,566
Receivable for investments sold	58,827,744	110,593,703	1,080,505
Receivable for fund shares sold	1,112,481	1,912,195	1,710,210
Receivable for dividends and interest, net	1,995,723	5,817,897	5,368,447
Receivable for foreign tax reclaims	—	24,229	36,075
Prepaid expenses	4,166	8,906	9,153
Total assets	528,174,092	1,468,619,064	1,253,670,330

Liabilities
Written Options, at value (Premiums received of $—, $—, and $354,382)	—	—	354,382
Unrealized depreciation—open forward contracts	—	1,719,275	3,982,991
Variation margin payable—open swap contracts	—	861,741	1,814,272
Variation margin payable—open futures contracts	—	142,964	1,560,267
Payable for securities lending collateral received	—	69,650	—
Payable for investments purchased	164,130,596	440,644,422	178,318,643
Payable for fund shares redeemed	401,032	6,910,802	3,141,996
Accrued custody fees	3,546	11,494	12,654
Accrued investment advisory fees, net	25,914	127,654	223,483
Accrued administrative fees	31,337	86,414	90,864
Accrued distribution fees	14,149	10,717	9,089
Accrued shareholder servicing fees	25,668	92,514	93,689
Accrued professional fees	38,327	38,427	38,426
Accrued trustees compensation	13,281	13,281	13,281
Accrued officers compensation	51	51	51
Other accrued expenses	24,102	49,052	37,257
Total liabilities	164,708,003	450,778,458	189,691,345
Net assets	363,466,089	1,017,840,606	1,063,978,985

Net assets consists of
Paid-in capital	449,477,616	1,217,406,533	1,162,729,211
Total distributable earnings (loss)	(86,011,527)	(199,565,927)	(98,750,226)
Net assets	363,466,089	1,017,840,606	1,063,978,985

Net assets, at market value
Class A	3,653,595	3,483,292	4,677,397
Class C	4,626,586	3,789,289	1,614,634
Class I	307,620,923	979,739,862	934,826,962
Class R-3	181,436	164,949	10,602
Class R-5	10,322	42,119	661,803
Class R-6	4,162,695	5,260,154	90,515,093
Class Y	43,210,532	25,360,941	31,672,494

NAV, offering and redemption price per share (c)
Class A	$10.41	$28.81	$11.53
Class A maximum offering price (d)	10.82	29.93	11.98
Class C	10.36	28.59	11.44
Class I	10.43	28.91	11.56
Class R-3	10.42	28.78	11.51
Class R-5	10.43	28.91	11.56
Class R-6	10.44	28.92	11.56
Class Y	10.42	28.84	11.60

Shares of beneficial interest outstanding
Class A	350,929	120,918	405,571
Class C	446,428	132,534	141,184
Class I	29,505,771	33,885,769	80,884,110
Class R-3	17,414	5,731	921
Class R-5	989	1,457	57,260
Class R-6	398,568	181,888	7,831,939
Class Y	4,147,376	879,450	2,729,991

(a) Identified cost	$491,431,187	$1,363,653,666	$1,204,156,528

(b) Includes securities on loan, at value	$—	$68,023	$—

(c) NAV amounts may not recalculate due to rounding of net assets and / or shares outstanding.

(d) The maximum offering price is computed as 100/96.25 of NAV.

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

11.1.2021 to 10.31.2022

	Carillon ClariVest Capital Appreciation Fund	Carillon ClariVest International Stock Fund	Carillon Eagle Growth & Income Fund	Carillon Eagle Mid Cap Growth Fund

Investment income
Dividends—unaffiliated	$4,536,964	$3,886,387	$22,254,651	$28,716,558
Less: foreign taxes withheld	—	(299,779)	(14,083)	(471,854)
Interest	27,418	17,892	138,412	907,957
Securities lending, net (Note 7)	7,457	1,791	1	1,842
Total investment income	4,571,839	3,606,291	22,378,981	29,154,503

Expenses
Investment advisory fees	3,127,047	832,301	4,131,123	34,637,081
Administrative fees:
Class A	186,466	3,651	223,361	714,031
Class C	11,045	1,544	64,982	104,029
Class I	318,117	104,547	627,297	1,531,084
Class R-3	358	167	1,694	40,270
Class R-5	4,286	12	6,323	815,716
Class R-6	879	8,961	8,749	3,568,963
Class Y	24	18	374	3,322
Distribution and service fees:
Class A	466,165	9,129	558,403	1,785,079
Class C	110,451	15,442	649,817	1,040,288
Class R-3	1,789	835	8,471	201,351
Class Y	60	44	935	8,306
Shareholder servicing fees:
Class A	152,590	3,351	218,583	1,048,729
Class C	7,333	966	49,567	82,406
Class I	276,560	97,926	495,057	1,276,300
Class R-3	523	241	2,468	60,405
Class R-5	4,212	1	6,323	815,715
Class Y	—	—	523	4,921
Custodian fees	15,438	77,949	24,277	175,459
Professional fees	109,624	371,537	110,479	110,827
State registration fees	116,888	101,335	114,073	183,901
Trustees compensation	71,781	71,781	71,781	71,781
Officers compensation	6,909	6,909	6,909	6,909
Internal audit fees	1,891	1,891	1,891	1,891
Interest expense on line of credit	9,032	245	4,494	3,091
Other expenses	173,935	158,504	274,640	1,368,597
Total expenses before adjustments	5,173,403	1,869,287	7,662,594	49,660,452

Fees and expenses waived	(848,651)	(709,625)	—	—
Total expenses after adjustments	4,324,752	1,159,662	7,662,594	49,660,452

Net investment income (loss)	247,087	2,446,629	14,716,387	(20,505,949)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	55,669,061	(11,681,337)	44,487,600	75,860,596
Foreign currency transactions	—	(253,259)	—	—
Net realized gain (loss)	55,669,061	(11,934,596)	44,487,600	75,860,596
Net change in unrealized appreciation (depreciation) on
investments—unaffiliated and foreign currency translations	(205,794,040)	(5,284,338)	(143,613,102)	(2,309,437,677)
Net gain (loss) on investments	(150,124,979)	(17,218,934)	(99,125,502)	(2,233,577,081)

Net increase (decrease) in assets resulting from operations	(149,877,892)	(14,772,305)	(84,409,115)	(2,254,083,030)

36	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.1.2021 to 10.31.2022

	Carillon Eagle Small Cap Growth Fund	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund

Investment income
Dividends—unaffiliated	$7,118,375	$78,944,475	$1,987,045
Less: foreign taxes withheld	(96,787)	(113,023)	(511)
Interest	52,470	391,959	8,290
Securities lending, net (Note 7)	11,142	26,277	8,731
Total investment income	7,085,200	79,249,688	2,003,555

Expenses
Investment advisory fees	8,038,786	31,305,131	1,905,758
Administrative fees:
Class A	255,782	28,000	15,319
Class C	21,511	26,580	2,287
Class I	535,487	3,935,569	290,601
Class R-3	43,704	4,196	117
Class R-5	48,694	4,409	22
Class R-6	552,938	327,673	9,169
Class Y	26	2,878	112
Distribution and service fees:
Class A	639,455	70,000	38,296
Class C	215,112	265,802	22,873
Class R-3	218,518	20,979	583
Class Y	65	7,194	280
Shareholder servicing fees:
Class A	366,237	33,346	13,661
Class C	19,651	28,571	2,022
Class I	515,696	3,935,569	288,823
Class R-3	65,555	6,186	159
Class R-5	48,694	4,344	—
Class Y	4	3,325	47
Custodian fees	47,009	123,919	13,646
Professional fees	110,459	110,582	110,775
State registration fees	119,142	205,085	98,784
Trustees compensation	71,781	71,781	71,781
Officers compensation	6,909	6,909	6,909
Internal audit fees	1,891	1,891	1,891
Interest expense on line of credit	39,442	4,492	2,882
Other expenses	429,923	971,377	130,263
Total expenses before adjustments	12,412,471	41,505,788	3,027,060

Recovered fees previously waived by Manager	4	—	58
Total expenses after adjustments	12,412,475	41,505,788	3,027,118

Net investment income (loss)	(5,327,275)	37,743,900	(1,023,563)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	333,825,349	86,708,138	8,812,947
Investments—affiliated	(2,426,315)	—	—
Foreign currency transactions	—	43	—
Net realized gain (loss)	331,399,034	86,708,181	8,812,947
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	(903,344,963)	(1,023,856,786)	(95,278,174)
Investments —affiliated	(17,887,310)	—	—
Net change in unrealized appreciation (depreciation)	(921,232,273)	(1,023,856,786)	(95,278,174)

Net gain (loss) on investments	(589,833,239)	(937,148,605)	(86,465,227)

Net increase (decrease) in assets resulting from operations	(595,160,514)	(899,404,705)	(87,488,790)

The accompanying notes are an integral part of the financial statements.	37

Statements of Operations

11.1.2021 to 10.31.2022

	Carillon Reams Core Bond Fund	Carillon Reams Core Plus Bond Fund	Carillon Reams Unconstrained Bond Fund

Investment income
Interest	$9,235,082	$29,481,191	$29,252,294
Securities lending, net (Note 7)	47	1,270	74
Total investment income	9,235,129	29,482,461	29,252,368

Expenses
Investment advisory fees	1,656,869	4,586,045	7,084,706
Administrative fees:
Class A	4,104	4,910	4,791
Class C	8,641	4,892	1,910
Class I	364,425	1,078,813	1,056,638
Class R-3	143	161	11
Class R-5	11	14	469
Class R-6	1,655	4,274	87,203
Class Y	35,239	53,447	29,761
Distribution and service fees:
Class A	10,260	12,276	11,978
Class C	86,411	48,916	19,100
Class R-3	713	807	55
Class Y	88,096	133,617	74,402
Shareholder servicing fees:
Class A	3,384	4,287	3,747
Class C	7,017	5,280	1,927
Class I	344,045	928,353	1,033,787
Class R-3	180	197	—
Class R-5	—	—	371
Class Y	51,478	77,553	42,878
Custodian fees	16,425	81,283	87,915
Professional fees	116,354	116,454	116,454
State registration fees	123,941	117,316	113,910
Trustees compensation	71,781	71,781	71,781
Officers compensation	6,909	6,909	6,909
Internal audit fees	1,891	1,891	1,891
Interest expense on line of credit	—	—	2
Other expenses	163,296	319,050	256,297
Total expenses before adjustments	3,163,268	7,658,526	10,108,893

Fees and expenses waived	(1,248,719)	(2,781,737)	(4,168,403)
Total expenses after adjustments	1,914,549	4,876,789	5,940,490

Net investment income (loss)	7,320,580	24,605,672	23,311,878

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments—unaffiliated	(35,190,205)	(97,289,333)	(44,747,960)
Written options	—	—	4,576,739
Foreign currency transactions	—	(1,121,053)	3,362,427
Swap contracts—credit default	89,711	4,059,673	11,049,321
Swap contracts—inflation rate	—	2,011,629	(1,731,598)
Futures contracts	—	2,127,663	12,525,043
Forward contracts	—	(632,857)	(9,618,867)
Net realized gain (loss)	(35,100,494)	(90,844,278)	(24,584,895)
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated and foreign currency translations	(43,565,187)	(112,118,809)	(81,882,357)
Swap contracts—credit default	(4,359)	2,312,332	4,840,673
Futures contracts	—	1,111,438	(7,679,640)
Forward contracts	—	(5,178,848)	(8,378,886)
Net change in unrealized appreciation (depreciation)	(43,569,546)	(113,873,887)	(93,100,210)

Net gain (loss) on investments	(78,670,040)	(204,718,165)	(117,685,105)

Net increase (decrease) in assets resulting from operations	(71,349,460)	(180,112,493)	(94,373,227)

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon ClariVest Capital Appreciation Fund		Carillon ClariVest International Stock Fund		Carillon Eagle Growth & Income Fund		Carillon Eagle Mid Cap Growth Fund

	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21

Net assets, beginning of period	$644,094,079	$465,275,149	$11,753,312	$8,341,303	$992,237,995	$741,554,876	$8,759,476,768	$6,618,025,126
Increase (decrease) in net assets from operations
Net investment income (loss)	247,087	117,984	2,446,629	161,202	14,716,387	14,101,451	(20,505,949)	(30,699,283)
Net realized gain (loss)	55,669,061	42,101,898	(11,934,596)	1,247,289	44,487,600	76,617,294	75,860,596	788,254,782
Net change in unrealized appreciation (depreciation)	(205,794,040)	155,328,378	(5,284,338)	1,603,556	(143,613,102)	188,176,123	(2,309,437,677)	1,707,606,419
Net increase (decrease) in net assets resulting from operations	(149,877,892)	197,548,260	(14,772,305)	3,012,047	(84,409,115)	278,894,868	(2,254,083,030)	2,465,161,918
Distributions to shareholders from earnings	(42,228,090)	(68,705,690)	(235,421)	(75,569)	(91,521,368)	(41,379,128)	(759,309,582)	(166,160,322)
Fund share transactions
Proceeds from shares sold-Class A	5,016,365	7,225,814	761,250	799,435	30,230,325	44,038,316	75,472,228	159,446,649
Issued as reinvestment of distributions-Class A	14,336,613	24,692,681	56,138	22,333	18,215,873	7,437,132	81,392,202	18,726,911
Cost of shares redeemed-Class A	(23,022,836)	(25,277,169)	(909,220)	(514,433)	(30,713,992)	(36,349,151)	(175,385,846)	(281,953,398)
Proceeds from shares sold-Class C	708,297	896,180	344,531	257,965	6,119,913	8,475,970	4,249,691	8,482,961
Issued as reinvestment of distributions-Class C	1,443,347	2,718,143	17,493	1,250	5,429,765	2,978,724	16,318,983	4,229,943
Cost of shares redeemed-Class C	(3,256,609)	(4,176,638)	(755,540)	(501,512)	(24,087,306)	(33,449,722)	(23,519,623)	(44,382,555)
Proceeds from shares sold-Class I	166,035,752	79,241,131	15,811,436	2,017,047	120,845,854	122,277,593	295,574,777	303,120,924
Issued as reinvestment of distributions-Class I	25,281,641	38,966,589	158,861	42,418	50,047,182	21,909,283	156,922,110	35,287,069
Cost of shares redeemed-Class I	(255,451,315)	(73,737,533)	(25,817,476)	(561,134)	(158,367,252)	(127,707,382)	(392,585,888)	(424,096,244)
Proceeds from shares sold-Class R-3	25,562	54,135	78,295	62,923	557,917	359,985	8,466,110	13,804,066
Issued as reinvestment of distributions-Class R-3	37,541	55,541	744	6,690	148,511	54,617	5,203,261	1,200,286
Cost of shares redeemed-Class R-3	(188,818)	(29,092)	(42,055)	(1,051,457)	(342,070)	(201,437)	(13,237,275)	(20,885,838)
Proceeds from shares sold-Class R-5	5,049,665	6,691,034	15,101	—	2,212,132	1,922,476	138,859,327	273,863,617
Issued as reinvestment of distributions-Class R-5	379,817	673,814	77	41	581,457	340,420	90,128,089	19,714,798
Cost of shares redeemed-Class R-5	(8,805,488)	(8,435,060)	(11)	—	(4,850,650)	(3,569,456)	(200,523,402)	(319,883,074)
Proceeds from shares sold-Class R-6	937,463	761,333	16,409,863	14,930	3,670,611	5,058,007	636,651,917	924,109,834
Issued as reinvestment of distributions-Class R-6	94,234	148,117	1,188	1,825	813,782	200,102	378,818,417	80,238,573
Cost of shares redeemed-Class R-6	(2,271,536)	(498,010)	(2,226,682)	(125,080)	(1,995,460)	(856,755)	(751,508,696)	(908,509,797)
Proceeds from shares sold-Class Y	—	3,000	855	2,192	666,033	264,800	1,173,942	891,474
Issued as reinvestment of distributions-Class Y	1,724	2,350	220	104	40,741	11,764	418,862	85,197
Cost of shares redeemed-Class Y	—	—	(7)	(6)	(974,728)	(27,907)	(1,926,870)	(1,041,350)
Proceeds from shares issued—fund reorganization (Note 11)	—	—	325,284,732	—	—	—	—	—
Net increase (decrease) from fund share transactions	(73,648,581)	49,976,360	329,189,793	475,531	18,248,638	13,167,379	330,962,316	(157,549,954)
Increase (decrease) in net assets	(265,754,563)	178,818,930	314,182,067	3,412,009	(157,681,845)	250,683,119	(2,682,430,296)	2,141,451,642
Net assets, end of period	378,339,516	644,094,079	325,935,379	11,753,312	834,556,150	992,237,995	6,077,046,472	8,759,476,768

Shares issued and redeemed
Shares sold-Class A	94,630	131,441	40,518	39,353	1,259,994	1,868,908	980,545	1,740,398
Issued as reinvestment of distributions-Class A	242,747	487,709	2,687	1,241	750,737	331,240	946,531	207,110
Shares redeemed-Class A	(427,105)	(457,323)	(50,473)	(26,409)	(1,297,270)	(1,517,347)	(2,254,795)	(3,034,864)
Shares sold-Class C	21,682	25,181	17,774	13,027	271,716	377,216	72,364	119,600
Issued as reinvestment of distributions-Class C	40,351	84,257	852	71	235,300	141,804	258,621	61,047
Shares redeemed-Class C	(98,313)	(121,369)	(42,159)	(26,556)	(1,061,148)	(1,492,703)	(415,281)	(633,930)
Shares sold-Class I	2,921,726	1,313,257	831,133	95,518	5,096,815	5,226,783	3,630,037	3,069,596
Issued as reinvestment of distributions-Class I	399,773	724,017	7,627	2,366	2,072,822	976,671	1,689,515	365,139
Shares redeemed-Class I	(4,867,230)	(1,247,081)	(1,501,157)	(29,573)	(6,760,843)	(5,353,901)	(4,697,855)	(4,267,021)
Shares sold-Class R-3	507	1,033	4,110	3,363	23,992	15,188	108,585	155,656
Issued as reinvestment of distributions-Class R-3	675	1,157	36	376	6,143	2,453	63,485	13,822
Shares redeemed-Class R-3	(3,660)	(515)	(2,329)	(54,887)	(15,400)	(8,492)	(174,755)	(233,607)
Shares sold-Class R-5	84,702	113,251	794	—	91,485	84,457	1,733,940	2,757,998
Issued as reinvestment of distributions-Class R-5	6,029	12,566	4	2	23,997	15,231	973,831	204,638
Shares redeemed-Class R-5	(153,928)	(141,446)	(1)	—	(203,118)	(156,265)	(2,394,371)	(3,185,565)
Shares sold-Class R-6	16,182	13,097	808,084	795	153,361	218,329	7,653,181	9,224,959
Issued as reinvestment of distributions-Class R-6	1,504	2,776	56	102	33,837	8,757	4,034,275	822,875
Shares redeemed-Class R-6	(40,870)	(8,201)	(121,412)	(6,290)	(84,771)	(35,042)	(8,571,128)	(9,039,986)
Shares sold-Class Y	—	53	46	129	27,333	11,614	14,803	8,912
Issued as reinvestment of distributions-Class Y	27	44	10	6	1,675	520	4,580	891
Shares redeemed-Class Y	—	—	—	—	(40,018)	(1,121)	(24,806)	(10,698)
Shares issued—fund reorganization (Note 11)	—	—	19,061,631	—	—	—	—	—
Shares issued and redeemed	(1,760,571)	933,904	19,057,831	12,634	586,639	714,300	3,631,302	(1,653,030)

The accompanying notes are an integral part of the financial statements.	39

Statements of Changes in Net Assets

	Carillon Eagle Small Cap Growth Fund		Carillon Scout Mid Cap Fund		Carillon Scout Small Cap Fund

	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21

Net assets, beginning of period	$2,346,648,459	$2,876,211,347	$4,915,165,823	$2,805,727,211	$395,870,511	$294,939,896
Increase (decrease) in net assets from operations
Net investment income (loss)	(5,327,275)	(13,289,093)	37,743,900	548,459	(1,023,563)	(2,293,895)
Net realized gain (loss) on investments	331,399,034	879,098,945	86,708,181	536,578,876	8,812,947	59,157,671
Net change in unrealized appreciation (depreciation)	(921,232,273)	57,793,717	(1,023,856,786)	730,465,259	(95,278,174)	74,648,537
Net increase (decrease) in net assets resulting from operations	(595,160,514)	923,603,569	(899,404,705)	1,267,592,594	(87,488,790)	131,512,313
Distributions to shareholders from earnings	(595,177,275)	(511,775,483)	(496,708,988)	(79,310,015)	(57,666,725)	(27,973,047)
Fund share transactions
Proceeds from shares sold-Class A	34,344,541	72,748,634	11,563,790	12,526,852	1,945,731	3,779,223
Issued as reinvestment of distributions-Class A	88,353,278	60,001,335	2,540,521	458,034	2,685,205	1,100,799
Cost of shares redeemed-Class A	(112,579,934)	(132,257,396)	(12,607,636)	(7,200,825)	(2,052,819)	(2,537,871)
Proceeds from shares sold-Class C	1,499,517	2,944,863	4,678,836	7,884,267	362,302	156,981
Issued as reinvestment of distributions-Class C	14,385,326	13,686,709	2,668,763	438,271	491,408	493,427
Cost of shares redeemed-Class C	(10,223,333)	(30,957,718)	(5,659,962)	(4,057,894)	(1,307,344)	(4,078,779)
Proceeds from shares sold-Class I	271,420,962	142,641,031	751,261,923	1,632,392,757	24,674,188	64,910,572
Issued as reinvestment of distributions-Class I	171,230,337	117,692,817	426,534,005	67,739,332	51,319,499	24,763,589
Cost of shares redeemed-Class I	(393,142,279)	(408,322,911)	(1,011,691,471)	(817,661,397)	(52,791,793)	(90,225,972)
Proceeds from shares sold-Class R-3	8,635,144	10,908,987	1,131,662	1,581,129	2,458	16,641
Issued as reinvestment of distributions-Class R-3	17,101,074	11,737,240	505,625	77,809	25,405	14,180
Cost of shares redeemed-Class R-3	(16,707,494)	(27,729,272)	(1,829,945)	(1,015,320)	(65,836)	(38,186)
Proceeds from shares sold-Class R-5	9,332,866	38,396,193	1,457,101	1,647,038	—	—
Issued as reinvestment of distributions-Class R-5	20,605,197	36,465,064	430,678	63,485	3,816	2,044
Cost of shares redeemed-Class R-5	(66,064,767)	(203,256,824)	(603,324)	(716,898)	—	(71,139)
Proceeds from shares sold-Class R-6	70,894,698	268,107,874	184,805,629	87,233,527	957,361	2,605,402
Issued as reinvestment of distributions-Class R-6	209,808,705	241,425,823	22,627,395	3,828,565	1,702,995	877,259
Cost of shares redeemed-Class R-6	(481,073,660)	(1,155,618,028)	(65,678,177)	(55,519,435)	(2,364,277)	(4,325,364)
Proceeds from shares sold-Class Y	14,994	—	3,279,524	1,328,136	2,150	600
Issued as reinvestment of distributions-Class Y	6,377	4,790	381,187	251,046	22,752	14,776
Cost of shares redeemed-Class Y	(8)	(10,185)	(3,559,903)	(10,122,446)	(23,917)	(66,833)
Net increase (decrease) from fund share transactions	(162,158,459)	(941,390,974)	312,236,221	921,156,033	25,589,284	(2,608,651)
Increase (decrease) in net assets	(1,352,496,248)	(529,562,888)	(1,083,877,472)	2,109,438,612	(119,566,231)	100,930,615
Net assets, end of period	994,152,211	2,346,648,459	3,831,288,351	4,915,165,823	276,304,280	395,870,511

Shares issued and redeemed
Shares sold-Class A	939,100	1,223,856	518,815	487,729	68,297	98,335
Issued as reinvestment of distributions-Class A	2,271,876	1,053,579	110,361	19,709	86,119	31,424
Shares redeemed-Class A	(2,978,803)	(2,238,239)	(550,212)	(281,098)	(71,931)	(66,508)
Shares sold-Class C	107,468	88,279	211,166	314,896	14,529	4,160
Issued as reinvestment of distributions-Class C	975,277	424,000	118,876	19,147	16,418	14,462
Shares redeemed-Class C	(675,066)	(915,712)	(255,319)	(164,236)	(47,150)	(109,707)
Shares sold-Class I	5,090,343	2,196,036	33,156,025	63,551,360	851,705	1,688,362
Issued as reinvestment of distributions-Class I	3,870,487	1,889,434	18,400,949	2,904,774	1,626,093	701,319
Shares redeemed-Class I	(9,859,691)	(6,309,719)	(44,964,988)	(31,908,746)	(1,891,021)	(2,336,734)
Shares sold-Class R-3	224,992	194,065	51,930	63,310	84	441
Issued as reinvestment of distributions-Class R-3	483,218	219,470	22,186	3,370	829	409
Shares redeemed-Class R-3	(500,740)	(500,447)	(85,586)	(39,856)	(2,051)	(1,027)
Shares sold-Class R-5	237,874	585,350	64,834	62,667	—	—
Issued as reinvestment of distributions-Class R-5	461,379	581,302	18,701	2,738	121	58
Shares redeemed-Class R-5	(1,502,303)	(3,092,063)	(27,016)	(28,314)	—	(1,892)
Shares sold-Class R-6	1,627,010	4,010,002	8,027,639	3,440,108	32,882	67,370
Issued as reinvestment of distributions-Class R-6	4,585,983	3,785,290	977,003	164,387	53,688	24,753
Shares redeemed-Class R-6	(11,336,446)	(17,501,937)	(2,927,770)	(2,183,062)	(84,583)	(110,999)
Shares sold-Class Y	403	—	140,515	54,821	77	16
Issued as reinvestment of distributions-Class Y	148	78	16,580	10,812	732	423
Shares redeemed-Class Y	—	(159)	(165,093)	(392,753)	(766)	(1,759)
Shares issued and redeemed	(5,977,491)	(14,307,535)	12,859,596	36,101,763	654,072	2,906

40	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Carillon Reams Core Bond Fund		Carillon Reams Core Plus Bond Fund		Carillon Reams Unconstrained Bond Fund

	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21	11/1/21 to 10/31/22	11/1/20 to 10/31/21

Net assets, beginning of period	$506,325,026	$624,171,581	$1,236,644,772	$1,241,254,330	$1,215,980,154	$948,168,113
Increase (decrease) in net assets from operations
Net investment income (loss)	7,320,580	4,942,608	24,605,672	13,327,512	23,311,878	9,944,852
Net realized gain (loss) on investments	(35,100,494)	(8,310,811)	(90,844,278)	(8,109,675)	(24,584,895)	20,499,395
Net change in unrealized appreciation (depreciation)	(43,569,546)	(3,675,775)	(113,873,887)	(18,278,265)	(93,100,210)	(13,462,867)
Net increase (decrease) in net assets resulting from operations	(71,349,460)	(7,043,978)	(180,112,493)	(13,060,428)	(94,373,227)	16,981,380
Distributions to shareholders from earnings	(7,801,789)	(17,815,158)	(20,714,439)	(68,592,494)	(28,208,428)	(21,332,749)
Fund share transactions
Proceeds from shares sold-Class A	1,719,751	2,645,927	1,850,498	5,927,861	405,402	4,468,435
Issued as reinvestment of distributions-Class A	63,226	105,118	40,948	168,196	105,348	24,362
Cost of shares redeemed-Class A	(1,598,223)	(2,342,514)	(4,403,933)	(4,339,112)	(432,828)	(262,971)
Proceeds from shares sold-Class C	463,803	5,194,144	502,213	2,742,903	188,373	1,471,386
Issued as reinvestment of distributions-Class C	65,987	235,434	39,342	162,439	33,477	27,393
Cost of shares redeemed-Class C	(7,088,036)	(2,812,383)	(2,272,080)	(1,382,929)	(672,244)	(816,051)
Proceeds from shares sold-Class I	179,115,542	340,253,360	463,787,210	625,742,436	462,395,246	581,892,623
Issued as reinvestment of distributions-Class I	6,946,773	15,690,576	15,935,063	51,334,825	22,174,039	16,978,216
Cost of shares redeemed-Class I	(255,456,119)	(439,291,961)	(452,163,434)	(592,968,214)	(550,133,816)	(363,315,028)
Proceeds from shares sold-Class R-3	86,313	93,364	94,069	82,407	—	—
Issued as reinvestment of distributions-Class R-3	1,911	1,143	2,510	4,494	224	202
Cost of shares redeemed-Class R-3	(2,061)	(4,503)	(54,466)	(11,713)	—	—
Proceeds from shares sold-Class R-5	—	—	32,362	—	597,284	153,378
Issued as reinvestment of distributions-Class R-5	211	340	332	635	8,888	1,285
Cost of shares redeemed-Class R-5	—	—	(513)	—	(62,448)	—
Proceeds from shares sold-Class R-6	4,640,318	748,278	2,579,807	4,504,039	49,022,290	25,212,844
Issued as reinvestment of distributions-Class R-6	28,176	20,639	90,950	69,620	1,772,354	1,081,790
Cost of shares redeemed-Class R-6	(1,031,437)	(194,303)	(443,246)	(730,556)	(19,195,485)	(718,428)
Proceeds from shares sold-Class Y	32,516,415	24,882,402	9,202,797	85,343,216	24,363,477	100,565,169
Issued as reinvestment of distributions-Class Y	543,950	1,405,708	778,455	5,317,461	625,496	591,350
Cost of shares redeemed-Class Y	(24,724,188)	(39,618,188)	(53,576,118)	(104,924,644)	(20,614,591)	(95,192,545)
Net increase (decrease) from fund share transactions	(63,707,688)	(92,987,419)	(17,977,234)	77,043,364	(29,419,514)	272,163,410
Increase (decrease) in net assets	(142,858,937)	(117,846,555)	(218,804,166)	(4,609,558)	(152,001,169)	267,812,041
Net assets, end of period	363,466,089	506,325,026	1,017,840,606	1,236,644,772	1,063,978,985	1,215,980,154

Shares issued and redeemed
Shares sold-Class A	144,286	204,729	57,525	167,021	34,475	345,574
Issued as reinvestment of distributions-Class A	5,411	8,098	1,267	4,721	8,466	1,887
Shares redeemed-Class A	(135,401)	(182,110)	(136,482)	(124,265)	(35,463)	(20,295)
Shares sold-Class C	38,861	402,786	16,173	77,456	15,737	113,580
Issued as reinvestment of distributions-Class C	5,644	18,114	1,226	4,554	2,699	2,124
Shares redeemed-Class C	(607,919)	(221,318)	(70,756)	(39,860)	(55,267)	(63,242)
Shares sold-Class I	15,406,683	26,342,104	14,334,723	17,649,041	37,705,070	44,891,635
Issued as reinvestment of distributions-Class I	591,011	1,209,383	496,816	1,439,650	1,781,923	1,313,341
Shares redeemed-Class I	(21,725,701)	(34,263,292)	(14,013,388)	(16,902,368)	(45,294,343)	(28,017,097)
Shares sold-Class R-3	7,635	7,281	2,912	2,342	—	—
Issued as reinvestment of distributions-Class R-3	165	88	79	126	18	16
Shares redeemed-Class R-3	(186)	(355)	(1,660)	(337)	—	—
Shares sold-Class R-5	—	—	1,105	—	49,003	11,812
Issued as reinvestment of distributions-Class R-5	18	26	11	18	728	99
Shares redeemed-Class R-5	—	—	(18)	—	(5,283)	—
Shares sold-Class R-6	399,977	58,058	84,021	126,968	3,989,072	1,944,350
Issued as reinvestment of distributions-Class R-6	2,478	1,594	2,870	1,956	142,764	83,713
Shares redeemed-Class R-6	(89,995)	(14,724)	(14,017)	(20,796)	(1,608,716)	(55,404)
Shares sold-Class Y	2,893,195	1,928,969	290,632	2,404,633	1,977,206	7,697,691
Issued as reinvestment of distributions-Class Y	46,645	108,143	23,937	149,029	50,100	45,509
Shares redeemed-Class Y	(2,075,058)	(3,095,565)	(1,680,193)	(3,006,328)	(1,687,377)	(7,297,690)
Shares issued and redeemed	(5,092,251)	(7,487,991)	(603,217)	1,933,561	(2,929,188)	20,997,603

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest Capital Appreciation Fund
Class A*
11/01/21	10/31/22	$64.23	$(0.07)	$(13.68)	$(13.75)	$—	$(4.32)	$(4.32)	$46.16	1.00	1.13	(0.13)	31	(22.87)	$156
11/01/20	10/31/21	51.65	(0.08)	20.42	20.34	(0.05)	(7.71)	(7.76)	64.23	1.00	1.11	(0.14)	20	43.42	222
11/01/19	10/31/20	43.14	0.04	9.19	9.23	(0.13)	(0.59)	(0.72)	51.65	1.00	1.15	0.08	31	21.63	170
11/01/18	10/31/19	42.91	0.14	3.75	3.89	(0.06)	(3.60)	(3.66)	43.14	1.00	1.14	0.34	49	11.23	170
11/01/17	10/31/18	43.14	0.07	2.40	2.47	—	(2.70)	(2.70)	42.91	1.02	1.12	0.15	45	5.83	177
Class C*
11/01/21	10/31/22	40.66	(0.29)	(8.28)	(8.57)	—	(4.32)	(4.32)	27.77	1.75	1.86	(0.88)	31	(23.45)	9
11/01/20	10/31/21	35.39	(0.32)	13.30	12.98	—	(7.71)	(7.71)	40.66	1.75	1.86	(0.89)	20	42.34	14
11/01/19	10/31/20	29.87	(0.21)	6.32	6.11	—	(0.59)	(0.59)	35.39	1.75	1.89	(0.66)	31	20.71	13
11/01/18	10/31/19	31.12	(0.11)	2.46	2.35	—	(3.60)	(3.60)	29.87	1.75	1.90	(0.39)	49	10.38	15
11/01/17	10/31/18	32.23	(0.17)	1.76	1.59	—	(2.70)	(2.70)	31.12	1.80	1.90	(0.53)	45	5.02	20
Class I*
11/01/21	10/31/22	68.46	0.10	(14.67)	(14.57)	(0.02)	(4.32)	(4.34)	49.55	0.70	0.88	0.18	31	(22.65)	213
11/01/20	10/31/21	54.56	0.09	21.70	21.79	(0.18)	(7.71)	(7.89)	68.46	0.70	0.87	0.15	20	43.87	400
11/01/19	10/31/20	45.52	0.19	9.70	9.89	(0.26)	(0.59)	(0.85)	54.56	0.70	0.89	0.39	31	22.00	276
11/01/18	10/31/19	45.09	0.26	3.97	4.23	(0.20)	(3.60)	(3.80)	45.52	0.70	0.90	0.61	49	11.54	314
11/01/17	10/31/18	45.13	0.21	2.51	2.72	(0.06)	(2.70)	(2.76)	45.09	0.72	0.88	0.46	45	6.15	203
Class R-3*
11/01/21	10/31/22	60.77	(0.20)	(12.87)	(13.07)	—	(4.32)	(4.32)	43.38	1.25	1.44	(0.39)	31	(23.07)	0
11/01/20	10/31/21	49.29	(0.21)	19.40	19.19	—	(7.71)	(7.71)	60.77	1.25	1.42	(0.40)	20	43.09	1
11/01/19	10/31/20	41.18	(0.06)	8.76	8.70	—	(0.59)	(0.59)	49.29	1.25	1.56	(0.14)	31	21.32	0
11/01/18	10/31/19	41.17	0.05	3.56	3.61	—	(3.60)	(3.60)	41.18	1.25	1.58	0.12	49	10.96	1
11/01/17	10/31/18	41.60	(0.04)	2.31	2.27	—	(2.70)	(2.70)	41.17	1.29	1.47	(0.11)	45	5.56	1
Class R-5*
11/01/21	10/31/22	68.21	0.10	(14.60)	(14.50)	(0.02)	(4.32)	(4.34)	49.37	0.70	0.89	0.17	31	(22.63)	1
11/01/20	10/31/21	54.38	0.10	21.62	21.72	(0.18)	(7.71)	(7.89)	68.21	0.70	0.87	0.16	20	43.88	6
11/01/19	10/31/20	45.37	0.19	9.67	9.86	(0.26)	(0.59)	(0.85)	54.38	0.70	0.90	0.38	31	22.00	5
11/01/18	10/31/19	44.97	0.27	3.94	4.21	(0.21)	(3.60)	(3.81)	45.37	0.70	0.90	0.64	49	11.53	7
11/01/17	10/31/18	44.97	0.18	2.53	2.71	(0.01)	(2.70)	(2.71)	44.97	0.72	0.86	0.38	45	6.14	7
Class R-6*
11/01/21	10/31/22	67.92	0.18	(14.40)	(14.22)	(0.07)	(4.32)	(4.39)	49.31	0.60	0.79	0.31	31	(22.31)	0
11/01/20	10/31/21	54.19	0.15	21.52	21.67	(0.23)	(7.71)	(7.94)	67.92	0.60	0.79	0.24	20	43.99	2
11/01/19	10/31/20	45.16	0.44	9.48	9.92	(0.30)	(0.59)	(0.89)	54.19	0.60	0.79	0.95	31	22.26	1
11/01/18	10/31/19	44.77	0.31	3.93	4.24	(0.25)	(3.60)	(3.85)	45.16	0.60	0.80	0.73	49	11.67	45
11/01/17	10/31/18	44.82	0.26	2.48	2.74	(0.09)	(2.70)	(2.79)	44.77	0.63	0.79	0.55	45	6.23	44
Class Y*
11/01/21	10/31/22	68.16	(0.07)	(14.59)	(14.66)	—	(4.32)	(4.32)	49.18	1.00	1.05	(0.13)	31	(22.89)	0
11/01/20	10/31/21	54.39	(0.09)	21.64	21.55	(0.07)	(7.71)	(7.78)	68.16	1.00	1.04	(0.15)	20	43.45	0
11/01/19	10/31/20	45.42	0.03	9.68	9.71	(0.15)	(0.59)	(0.74)	54.39	1.00	1.62	0.06	31	21.60	0
11/01/18	10/31/19	44.90	0.14	3.99	4.13	(0.01)	(3.60)	(3.61)	45.42	1.00	1.73	0.33	49	11.23	0
11/20/17	10/31/18	45.64	0.08	2.00	2.08	(0.12)	(2.70)	(2.82)	44.90	1.01	1.55	0.18	45	4.67	0

Carillon ClariVest International Stock Fund
Class A*
11/01/21	10/31/22	21.00	0.45	(4.52)	(4.07)	(0.31)	—	(0.31)	16.62	1.32	3.24	2.42	66	(19.67)	4
11/01/20	10/31/21	15.27	0.33	5.54	5.87	(0.14)	—	(0.14)	21.00	1.45	5.16	1.66	80	38.61	4
11/01/19	10/31/20	17.47	0.17	(1.99)	(1.82)	(0.38)	—	(0.38)	15.27	1.45	4.90	1.08	54	(10.73)	2
11/01/18	10/31/19	16.92	0.28	0.49	0.77	(0.22)	—	(0.22)	17.47	1.45	4.12	1.67	43	4.74	4
11/01/17	10/31/18	18.71	0.28	(1.86)	(1.58)	(0.21)	—	(0.21)	16.92	1.45	2.85	1.50	49	(8.56)	5
Class C*
11/01/21	10/31/22	20.56	0.33	(4.46)	(4.13)	(0.19)	—	(0.19)	16.24	2.08	4.11	1.76	66	(20.28)	1
11/01/20	10/31/21	14.95	0.17	5.45	5.62	(0.01)	—	(0.01)	20.56	2.20	5.90	0.90	80	37.63	2
11/01/19	10/31/20	17.14	0.07	(1.99)	(1.92)	(0.27)	—	(0.27)	14.95	2.20	5.74	0.43	54	(11.44)	1
11/01/18	10/31/19	16.53	0.15	0.51	0.66	(0.05)	—	(0.05)	17.14	2.20	4.91	0.90	43	4.01	2
11/01/17	10/31/18	18.32	0.04	(1.73)	(1.69)	(0.10)	—	(0.10)	16.53	2.20	3.68	0.21	49	(9.28)	3

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon ClariVest International Stock Fund (cont’d)
Class I*
11/01/21	10/31/22	$ 20.99	$ 0.32	$ (4.32)	$ (4.00)	$ (0.38)	$ —	$ (0.38)	$ 16.61	0.96	1.38	1.87	66	(19.44)	$ 309
11/01/20	10/31/21	15.26	0.38	5.55	5.93	(0.20)	—	(0.20)	20.99	1.15	4.90	1.95	80	39.05	6
11/01/19	10/31/20	17.46	0.23	(2.01)	(1.78)	(0.42)	—	(0.42)	15.26	1.15	4.63	1.44	54	(10.51)	3
11/01/18	10/31/19	16.92	0.31	0.51	0.82	(0.28)	—	(0.28)	17.46	1.15	3.82	1.88	43	5.07	5
11/01/17	10/31/18	18.70	0.30	(1.82)	(1.52)	(0.26)	—	(0.26)	16.92	1.15	2.59	1.60	49	(8.29)	9
Class R-3*
11/01/21	10/31/22	20.69	0.42	(4.51)	(4.09)	(0.10)	—	(0.10)	16.50	1.56	3.61	2.25	66	(19.88)	0
11/01/20	10/31/21	15.07	0.15	5.58	5.73	(0.11)	—	(0.11)	20.69	1.70	5.47	0.85	80	38.17	0
11/01/19	10/31/20	17.27	0.15	(2.00)	(1.85)	(0.35)	—	(0.35)	15.07	1.70	5.26	0.96	54	(11.01)	1
11/01/18	10/31/19	16.74	0.24	0.49	0.73	(0.20)	—	(0.20)	17.27	1.70	4.49	1.44	43	4.54	1
11/01/17	10/31/18	18.53	0.19	(1.80)	(1.61)	(0.18)	—	(0.18)	16.74	1.70	3.17	1.01	49	(8.80)	1
Class R-5*
11/01/21	10/31/22	21.00	0.37	(4.37)	(4.00)	(0.37)	—	(0.37)	16.63	0.97	2.51	2.07	66	(19.41)	0
11/01/20	10/31/21	15.28	0.39	5.53	5.92	(0.20)	—	(0.20)	21.00	1.15	4.83	1.97	80	38.95	0
11/01/19	10/31/20	17.48	0.24	(2.02)	(1.78)	(0.42)	—	(0.42)	15.28	1.15	6.63	1.49	54	(10.48)	0
11/01/18	10/31/19	16.94	0.33	0.49	0.82	(0.28)	—	(0.28)	17.48	1.15	6.06	1.99	43	5.06	0
11/01/17	10/31/18	18.69	0.29	(1.81)	(1.52)	(0.23)	—	(0.23)	16.94	1.15	4.65	1.56	49	(8.26)	0
Class R-6*
11/01/21	10/31/22	21.06	0.75	(4.74)	(3.99)	(0.39)	—	(0.39)	16.68	0.86	2.65	4.13	66	(19.32)	12
11/01/20	10/31/21	15.31	0.39	5.57	5.96	(0.21)	—	(0.21)	21.06	1.05	4.82	2.03	80	39.19	0
11/01/19	10/31/20	17.51	0.25	(2.01)	(1.76)	(0.44)	—	(0.44)	15.31	1.05	4.66	1.59	54	(10.39)	0
11/01/18	10/31/19	16.97	0.34	0.49	0.83	(0.29)	—	(0.29)	17.51	1.05	3.90	2.02	43	5.16	0
11/01/17	10/31/18	18.75	0.29	(1.80)	(1.51)	(0.27)	—	(0.27)	16.97	1.05	2.81	1.55	49	(8.21)	0
Class Y*
11/01/21	10/31/22	20.89	0.41	(4.46)	(4.05)	(0.31)	—	(0.31)	16.53	1.31	2.83	2.25	66	(19.69)	0
11/01/20	10/31/21	15.21	0.33	5.51	5.84	(0.16)	—	(0.16)	20.89	1.45	5.09	1.68	80	38.55	0
11/01/19	10/31/20	17.34	0.19	(2.01)	(1.82)	(0.31)	—	(0.31)	15.21	1.45	5.72	1.19	54	(10.73)	0
11/01/18	10/31/19	16.86	0.35	0.40	0.75	(0.27)	—	(0.27)	17.34	1.45	4.35	2.10	43	4.70	0
11/20/17	10/31/18	18.54	0.21	(1.62)	(1.41)	(0.27)	—	(0.27)	16.86	1.45	3.59	1.20	49	(7.77)	0

Carillon Eagle Growth & Income Fund
Class A*
11/01/21	10/31/22	26.51	0.34	(2.51)	(2.17)	(0.35)	(2.04)	(2.39)	21.95	0.96	0.96	1.44	21	(8.95)	210
11/01/20	10/31/21	20.22	0.34	7.02	7.36	(0.34)	(0.73)	(1.07)	26.51	0.96	0.96	1.42	32	37.44	234
11/01/19	10/31/20	21.70	0.37	(0.82)	(0.45)	(0.37)	(0.66)	(1.03)	20.22	0.97	0.97	1.81	41	(2.09)	165
11/01/18	10/31/19	21.44	0.41	1.74	2.15	(0.39)	(1.50)	(1.89)	21.70	0.97	0.97	1.98	25	11.47	171
11/01/17	10/31/18	20.39	0.40	1.57	1.97	(0.42)	(0.50)	(0.92)	21.44	0.98	0.98	1.91	10	9.76	147
Class C*
11/01/21	10/31/22	25.17	0.16	(2.37)	(2.21)	(0.19)	(2.04)	(2.23)	20.73	1.68	1.68	0.72	21	(9.63)	53
11/01/20	10/31/21	19.24	0.16	6.67	6.83	(0.17)	(0.73)	(0.90)	25.17	1.69	1.69	0.72	32	36.47	79
11/01/19	10/31/20	20.68	0.21	(0.77)	(0.56)	(0.22)	(0.66)	(0.88)	19.24	1.73	1.73	1.08	41	(2.82)	79
11/01/18	10/31/19	20.52	0.24	1.66	1.90	(0.24)	(1.50)	(1.74)	20.68	1.72	1.72	1.23	25	10.66	133
11/01/17	10/31/18	19.54	0.24	1.49	1.73	(0.25)	(0.50)	(0.75)	20.52	1.73	1.73	1.16	10	8.94	130
Class I*
11/01/21	10/31/22	26.43	0.40	(2.49)	(2.09)	(0.42)	(2.04)	(2.46)	21.88	0.69	0.69	1.71	21	(8.68)	556
11/01/20	10/31/21	20.16	0.41	7.00	7.41	(0.41)	(0.73)	(1.14)	26.43	0.68	0.68	1.70	32	37.83	661
11/01/19	10/31/20	21.64	0.42	(0.81)	(0.39)	(0.43)	(0.66)	(1.09)	20.16	0.70	0.70	2.07	41	(1.82)	487
11/01/18	10/31/19	21.39	0.46	1.74	2.20	(0.45)	(1.50)	(1.95)	21.64	0.70	0.70	2.21	25	11.76	492
11/01/17	10/31/18	20.34	0.46	1.56	2.02	(0.47)	(0.50)	(0.97)	21.39	0.72	0.72	2.16	10	10.06	272
Class R-3*
11/01/21	10/31/22	26.39	0.27	(2.49)	(2.22)	(0.29)	(2.04)	(2.33)	21.84	1.25	1.25	1.13	21	(9.22)	2
11/01/20	10/31/21	20.13	0.27	6.99	7.26	(0.27)	(0.73)	(1.00)	26.39	1.25	1.25	1.12	32	37.07	2
11/01/19	10/31/20	21.61	0.31	(0.82)	(0.51)	(0.31)	(0.66)	(0.97)	20.13	1.27	1.27	1.53	41	(2.41)	1
11/01/18	10/31/19	21.35	0.34	1.74	2.08	(0.32)	(1.50)	(1.82)	21.61	1.30	1.30	1.66	25	11.12	2
11/01/17	10/31/18	20.30	0.33	1.56	1.89	(0.34)	(0.50)	(0.84)	21.35	1.31	1.31	1.59	10	9.40	2

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Growth & Income Fund (cont’d)
Class R-5*
11/01/21	10/31/22	$ 26.46	$ 0.40	$ (2.51)	$ (2.11)	$ (0.41)	$ (2.04)	$ (2.45)	$ 21.90	0.71	0.71	1.68	21	(8.74)	$ 4
11/01/20	10/31/21	20.18	0.40	7.01	7.41	(0.40)	(0.73)	(1.13)	26.46	0.71	0.71	1.69	32	37.79	8
11/01/19	10/31/20	21.66	0.41	(0.80)	(0.39)	(0.43)	(0.66)	(1.09)	20.18	0.72	0.72	2.05	41	(1.82)	7
11/01/18	10/31/19	21.41	0.47	1.73	2.20	(0.45)	(1.50)	(1.95)	21.66	0.72	0.72	2.23	25	11.73	4
11/01/17	10/31/18	20.36	0.45	1.56	2.01	(0.46)	(0.50)	(0.96)	21.41	0.78	0.78	2.10	10	9.99	0
Class R-6*
11/01/21	10/31/22	26.39	0.42	(2.49)	(2.07)	(0.44)	(2.04)	(2.48)	21.84	0.61	0.61	1.79	21	(8.61)	9
11/01/20	10/31/21	20.13	0.42	7.00	7.42	(0.43)	(0.73)	(1.16)	26.39	0.61	0.61	1.73	32	37.94	8
11/01/19	10/31/20	21.59	0.54	(0.98)	(0.44)	(0.36)	(0.66)	(1.02)	20.13	0.62	0.62	2.58	41	(2.03)	2
11/01/18	10/31/19	21.34	0.48	1.73	2.21	(0.46)	(1.50)	(1.96)	21.59	0.63	0.63	2.31	25	11.87	49
11/01/17	10/31/18	20.30	0.47	1.56	2.03	(0.49)	(0.50)	(0.99)	21.34	0.64	0.64	2.24	10	10.12	42
Class Y*
11/01/21	10/31/22	26.37	0.38	(2.54)	(2.16)	(0.34)	(2.04)	(2.38)	21.83	0.99	0.99	1.60	21	(8.99)	0
11/01/20	10/31/21	20.13	0.33	6.99	7.32	(0.35)	(0.73)	(1.08)	26.37	0.98	0.98	1.35	32	37.41	0
11/01/19	10/31/20	21.60	0.34	(0.80)	(0.46)	(0.35)	(0.66)	(1.01)	20.13	1.08	1.08	1.68	41	(2.18)	0
11/01/18	10/31/19	21.35	0.38	1.74	2.12	(0.37)	(1.50)	(1.87)	21.60	1.10	1.07	1.82	25	11.35	0
11/20/17	10/31/18	20.48	0.28	1.49	1.77	(0.40)	(0.50)	(0.90)	21.35	1.25	1.43	1.35	10	8.74	0

Carillon Eagle Mid Cap Growth Fund
Class A*
11/01/21	10/31/22	104.16	(0.47)	(25.60)	(26.07)	—	(9.75)	(9.75)	68.34	1.04	1.04	(0.61)	34	(26.95)	595
11/01/20	10/31/21	77.60	(0.63)	29.23	28.60	—	(2.04)	(2.04)	104.16	1.03	1.03	(0.67)	23	37.25	942
11/01/19	10/31/20	63.14	(0.37)	16.27	15.90	—	(1.44)	(1.44)	77.60	1.04	1.04	(0.54)	27	25.62	786
11/01/18	10/31/19	56.19	(0.26)	8.71	8.45	—	(1.50)	(1.50)	63.14	1.05	1.05	(0.44)	32	15.81	719
11/01/17	10/31/18	56.41	(0.28)	3.06	2.78	—	(3.00)	(3.00)	56.19	1.05	1.05	(0.46)	44	4.75	688
Class C*
11/01/21	10/31/22	79.34	(0.74)	(19.00)	(19.74)	—	(9.75)	(9.75)	49.85	1.72	1.72	(1.29)	34	(27.46)	84
11/01/20	10/31/21	59.92	(0.97)	22.43	21.46	—	(2.04)	(2.04)	79.34	1.71	1.71	(1.35)	23	36.30	141
11/01/19	10/31/20	49.40	(0.65)	12.61	11.96	—	(1.44)	(1.44)	59.92	1.74	1.74	(1.24)	27	24.75	134
11/01/18	10/31/19	44.61	(0.52)	6.81	6.29	—	(1.50)	(1.50)	49.40	1.74	1.74	(1.12)	32	15.05	136
11/01/17	10/31/18	45.67	(0.55)	2.49	1.94	—	(3.00)	(3.00)	44.61	1.74	1.74	(1.14)	44	4.00	147
Class I*
11/01/21	10/31/22	111.62	(0.24)	(27.61)	(27.85)	—	(9.75)	(9.75)	74.02	0.72	0.72	(0.29)	34	(26.72)	1,368
11/01/20	10/31/21	82.78	(0.37)	31.25	30.88	—	(2.04)	(2.04)	111.62	0.72	0.72	(0.37)	23	37.68	1,993
11/01/19	10/31/20	67.06	(0.17)	17.33	17.16	—	(1.44)	(1.44)	82.78	0.72	0.72	(0.23)	27	26.01	1,547
11/01/18	10/31/19	59.38	(0.08)	9.26	9.18	—	(1.50)	(1.50)	67.06	0.74	0.74	(0.12)	32	16.20	1,319
11/01/17	10/31/18	59.29	(0.10)	3.19	3.09	—	(3.00)	(3.00)	59.38	0.75	0.75	(0.16)	44	5.05	1,134
Class R-3*
11/01/21	10/31/22	99.82	(0.64)	(24.44)	(25.08)	—	(9.75)	(9.75)	64.99	1.29	1.29	(0.86)	34	(27.14)	34
11/01/20	10/31/21	74.62	(0.83)	28.07	27.24	—	(2.04)	(2.04)	99.82	1.28	1.28	(0.92)	23	36.91	53
11/01/19	10/31/20	60.92	(0.53)	15.67	15.14	—	(1.44)	(1.44)	74.62	1.31	1.31	(0.81)	27	25.30	44
11/01/18	10/31/19	54.42	(0.42)	8.42	8.00	—	(1.50)	(1.50)	60.92	1.34	1.34	(0.73)	32	15.49	45
11/01/17	10/31/18	54.88	(0.42)	2.96	2.54	—	(3.00)	(3.00)	54.42	1.32	1.32	(0.72)	44	4.43	35
Class R-5*
11/01/21	10/31/22	111.26	(0.26)	(27.51)	(27.77)	—	(9.75)	(9.75)	73.74	0.74	0.74	(0.31)	34	(26.74)	729
11/01/20	10/31/21	82.53	(0.38)	31.15	30.77	—	(2.04)	(2.04)	111.26	0.73	0.73	(0.38)	23	37.66	1,066
11/01/19	10/31/20	66.87	(0.17)	17.27	17.10	—	(1.44)	(1.44)	82.53	0.73	0.73	(0.24)	27	25.99	809
11/01/18	10/31/19	59.22	(0.09)	9.24	9.15	—	(1.50)	(1.50)	66.87	0.75	0.75	(0.14)	32	16.19	758
11/01/17	10/31/18	59.14	(0.11)	3.19	3.08	—	(3.00)	(3.00)	59.22	0.75	0.75	(0.18)	44	5.04	648
Class R-6*
11/01/21	10/31/22	112.71	(0.18)	(27.90)	(28.08)	—	(9.75)	(9.75)	74.88	0.64	0.64	(0.21)	34	(26.66)	3,263
11/01/20	10/31/21	83.51	(0.28)	31.52	31.24	—	(2.04)	(2.04)	112.71	0.63	0.63	(0.28)	23	37.79	4,561
11/01/19	10/31/20	67.58	(0.11)	17.48	17.37	—	(1.44)	(1.44)	83.51	0.64	0.64	(0.15)	27	26.12	3,295
11/01/18	10/31/19	59.78	(0.03)	9.33	9.30	—	(1.50)	(1.50)	67.58	0.65	0.65	(0.04)	32	16.30	2,695
11/01/17	10/31/18	59.62	(0.06)	3.22	3.16	—	(3.00)	(3.00)	59.78	0.66	0.66	(0.09)	44	5.14	1,636

44	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Eagle Mid Cap Growth Fund (cont’d)
Class Y*
11/01/21	10/31/22	$ 110.11	$ (0.50)	$ (27.18)	$ (27.68)	$ —	$ (9.75)	$ (9.75)	$ 72.68	1.04	1.04	(0.60)	34	(26.95)	$ 3
11/01/20	10/31/21	81.94	(0.67)	30.88	30.21	—	(2.04)	(2.04)	110.11	1.03	1.03	(0.68)	23	37.24	5
11/01/19	10/31/20	66.60	(0.39)	17.17	16.78	—	(1.44)	(1.44)	81.94	1.05	1.05	(0.55)	27	25.61	4
11/01/18	10/31/19	59.14	(0.29)	9.25	8.96	—	(1.50)	(1.50)	66.60	1.01	1.01	(0.44)	32	15.89	4
11/20/17	10/31/18	60.71	(0.44)	1.87	1.43	—	(3.00)	(3.00)	59.14	1.13	1.13	(0.72)	44	2.18	0

Carillon Eagle Small Cap Growth Fund
Class A*
11/01/21	10/31/22	61.37	(0.22)	(13.76)	(13.98)	—	(16.32)	(16.32)	31.07	1.10	1.10	(0.62)	40	(28.12)	202
11/01/20	10/31/21	54.04	(0.43)	18.33	17.90	—	(10.57)	(10.57)	61.37	1.06	1.06	(0.73)	28	34.65	384
11/01/19	10/31/20	48.23	(0.37)	9.45	9.08	—	(3.27)	(3.27)	54.04	1.08	1.08	(0.77)	21	19.50	336
11/01/18	10/31/19	59.15	(0.32)	0.39	0.07	—	(10.99)	(10.99)	48.23	1.08	1.08	(0.65)	26	3.64	394
11/01/17	10/31/18	62.31	(0.40)	2.07	1.67	—	(4.83)	(4.83)	59.15	1.05	1.05	(0.63)	35	2.61	544
Class C*
11/01/21	10/31/22	34.57	(0.19)	(6.35)	(6.54)	—	(16.32)	(16.32)	11.71	1.80	1.80	(1.32)	40	(28.64)	16
11/01/20	10/31/21	34.32	(0.48)	11.30	10.82	—	(10.57)	(10.57)	34.57	1.76	1.76	(1.41)	28	33.73	34
11/01/19	10/31/20	31.93	(0.45)	6.11	5.66	—	(3.27)	(3.27)	34.32	1.77	1.77	(1.45)	21	18.67	48
11/01/18	10/31/19	43.65	(0.44)	(0.29)	(0.73)	—	(10.99)	(10.99)	31.93	1.76	1.76	(1.32)	26	2.92	68
11/01/17	10/31/18	47.51	(0.62)	1.59	0.97	—	(4.83)	(4.83)	43.65	1.75	1.75	(1.31)	35	1.89	111
Class I*
11/01/21	10/31/22	67.29	(0.13)	(15.40)	(15.53)	—	(16.32)	(16.32)	35.44	0.80	0.80	(0.32)	40	(27.90)	377
11/01/20	10/31/21	58.29	(0.28)	19.85	19.57	—	(10.57)	(10.57)	67.29	0.77	0.77	(0.44)	28	35.04	777
11/01/19	10/31/20	51.64	(0.24)	10.16	9.92	—	(3.27)	(3.27)	58.29	0.78	0.78	(0.46)	21	19.86	803
11/01/18	10/31/19	62.28	(0.17)	0.52	0.35	—	(10.99)	(10.99)	51.64	0.76	0.76	(0.33)	26	3.96	1,040
11/01/17	10/31/18	65.18	(0.22)	2.15	1.93	—	(4.83)	(4.83)	62.28	0.75	0.75	(0.33)	35	2.91	1,369
Class R-3*
11/01/21	10/31/22	57.51	(0.29)	(12.68)	(12.97)	—	(16.32)	(16.32)	28.22	1.36	1.36	(0.88)	40	(28.30)	35
11/01/20	10/31/21	51.28	(0.54)	17.34	16.80	—	(10.57)	(10.57)	57.51	1.30	1.30	(0.97)	28	34.32	60
11/01/19	10/31/20	46.02	(0.46)	8.99	8.53	—	(3.27)	(3.27)	51.28	1.31	1.31	(1.00)	21	19.22	58
11/01/18	10/31/19	57.14	(0.43)	0.30	(0.13)	—	(10.99)	(10.99)	46.02	1.34	1.34	(0.90)	26	3.37	66
11/01/17	10/31/18	60.51	(0.55)	2.01	1.46	—	(4.83)	(4.83)	57.14	1.32	1.32	(0.90)	35	2.32	85
Class R-5*
11/01/21	10/31/22	67.76	(0.14)	(15.53)	(15.67)	—	(16.32)	(16.32)	35.77	0.81	0.81	(0.32)	40	(27.91)	27
11/01/20	10/31/21	58.64	(0.26)	19.95	19.69	—	(10.57)	(10.57)	67.76	0.77	0.77	(0.39)	28	35.03	106
11/01/19	10/31/20	51.92	(0.23)	10.22	9.99	—	(3.27)	(3.27)	58.64	0.76	0.76	(0.43)	21	19.88	205
11/01/18	10/31/19	62.56	(0.18)	0.53	0.35	—	(10.99)	(10.99)	51.92	0.77	0.77	(0.34)	26	3.94	362
11/01/17	10/31/18	65.45	(0.22)	2.16	1.94	—	(4.83)	(4.83)	62.56	0.75	0.75	(0.33)	35	2.92	441
Class R-6*
11/01/21	10/31/22	68.96	(0.10)	(15.86)	(15.96)	—	(16.32)	(16.32)	36.68	0.71	0.71	(0.22)	40	(27.83)	336
11/01/20	10/31/21	59.47	(0.22)	20.28	20.06	—	(10.57)	(10.57)	68.96	0.66	0.66	(0.33)	28	35.18	985
11/01/19	10/31/20	52.56	(0.18)	10.36	10.18	—	(3.27)	(3.27)	59.47	0.66	0.66	(0.34)	21	20.01	1,427
11/01/18	10/31/19	63.11	(0.12)	0.56	0.44	—	(10.99)	(10.99)	52.56	0.65	0.65	(0.23)	26	4.07	2,186
11/01/17	10/31/18	65.92	(0.16)	2.18	2.02	—	(4.83)	(4.83)	63.11	0.65	0.65	(0.24)	35	3.02	2,141
Class Y*
11/01/21	10/31/22	65.82	(0.20)	(14.99)	(15.19)	—	(16.32)	(16.32)	34.31	0.99	0.97	(0.52)	40	(28.03)	0
11/01/20	10/31/21	57.44	(0.59)	19.54	18.95	—	(10.57)	(10.57)	65.82	1.25	0.91	(0.92)	28	34.40	0
11/01/19	10/31/20	51.16	(0.51)	10.06	9.55	—	(3.27)	(3.27)	57.44	1.25	1.52	(0.97)	21	19.29	0
11/01/18	10/31/19	62.03	(0.33)	0.45	0.12	—	(10.99)	(10.99)	51.16	1.17	1.37	(0.61)	26	3.53	0
11/20/17	10/31/18	65.89	(0.50)	1.47	0.97	—	(4.83)	(4.83)	62.03	1.12	1.12	(0.77)	35	1.40	0

The accompanying notes are an integral part of the financial statements.	45

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)		Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout Mid Cap Fund
Class A*
11/01/21	10/31/22	$ 27.73	$ 0.14	$ (4.97)	$ (4.83)	$ (0.01)	$ (2.80)	$ (2.81)	$ 20.09	1.23	1.23	0.62	^	159	(18.72)	$ 26
11/01/20	10/31/21	19.92	(0.06)	8.39	8.33	—	(0.52)	(0.52)	27.73	1.19	1.19	(0.22)		109	42.31	33
11/01/19	10/31/20	18.38	0.02	1.63	1.65	(0.10)	(0.01)	(0.11)	19.92	1.22	1.22	0.12		109	9.01	19
11/01/18	10/31/19	18.37	0.09	1.20	1.29	(0.09)	(1.19)	(1.28)	18.38	1.20	1.20	0.50		170	8.31	21
11/20/17	10/31/18	20.18	0.05	(0.30)	(0.25)	(0.02)	(1.54)	(1.56)	18.37	1.19	1.19	0.28		106	(1.51)	7
Class C*
11/01/21	10/31/22	27.14	(0.03)	(4.84)	(4.87)	—	(2.80)	(2.80)	19.47	1.97	1.97	(0.14	) ^	159	(19.32)	24
11/01/20	10/31/21	19.65	(0.25)	8.26	8.01	—	(0.52)	(0.52)	27.14	1.96	1.96	(0.99)		109	41.25	31
11/01/19	10/31/20	18.17	(0.12)	1.61	1.49	—	(0.01)	(0.01)	19.65	2.00	2.00	(0.65)		109	8.23	19
11/01/18	10/31/19	18.26	(0.05)	1.18	1.13	(0.03)	(1.19)	(1.22)	18.17	1.99	1.99	(0.28)		170	7.34	20
11/20/17	10/31/18	20.18	(0.09)	(0.28)	(0.37)	(0.01)	(1.54)	(1.55)	18.26	1.94	1.94	(0.47)		106	(2.16)	9
Class I*
11/01/21	10/31/22	27.90	0.20	(5.01)	(4.81)	(0.02)	(2.80)	(2.82)	20.27	0.96	0.96	0.87	^	159	(18.52)	3,446
11/01/20	10/31/21	20.03	— (d)	8.44	8.44	(0.05)	(0.52)	(0.57)	27.90	0.95	0.95	0.02		109	42.67	4,560
11/01/19	10/31/20	18.46	0.07	1.64	1.71	(0.13)	(0.01)	(0.14)	20.03	0.97	0.97	0.37		109	9.31	2,581
11/01/18	10/31/19	18.41	0.13	1.20	1.33	(0.09)	(1.19)	(1.28)	18.46	0.98	0.98	0.75		170	8.48	2,685
11/01/17	10/31/18	19.77	0.08	0.12	0.20	(0.02)	(1.54)	(1.56)	18.41	0.97	0.97	0.40		106	0.74	2,420
Class R-3*
11/01/21	10/31/22	27.48	0.06	(4.90)	(4.84)	—	(2.80)	(2.80)	19.84	1.50	1.50	0.29	^	159	(18.94)	3
11/01/20	10/31/21	19.81	(0.13)	8.32	8.19	—	(0.52)	(0.52)	27.48	1.50	1.50	(0.53)		109	41.84	5
11/01/19	10/31/20	18.29	(0.04)	1.63	1.59	(0.06)	(0.01)	(0.07)	19.81	1.54	1.54	(0.22)		109	8.71	3
11/01/18	10/31/19	18.32	0.03	1.19	1.22	(0.06)	(1.19)	(1.25)	18.29	1.56	1.56	0.16		170	7.87	3
11/20/17	10/31/18	20.18	0.01	(0.32)	(0.31)	(0.01)	(1.54)	(1.55)	18.32	1.44	1.44	0.04		106	(1.83)	2
Class R-5*
11/01/21	10/31/22	27.74	0.20	(4.98)	(4.78)	(0.02)	(2.80)	(2.82)	20.14	0.96	0.96	0.91	^	159	(18.52)	4
11/01/20	10/31/21	19.91	0.01	8.39	8.40	(0.05)	(0.52)	(0.57)	27.74	0.93	0.93	0.04		109	42.73	4
11/01/19	10/31/20	18.37	0.06	1.63	1.69	(0.14)	(0.01)	(0.15)	19.91	0.97	0.97	0.33		109	9.30	2
11/01/18	10/31/19	18.35	0.13	1.19	1.32	(0.11)	(1.19)	(1.30)	18.37	1.00	1.00	0.72		170	8.47	2
11/20/17	10/31/18	20.18	0.10	(0.36)	(0.26)	(0.03)	(1.54)	(1.57)	18.35	0.99	0.99	0.53		106	(1.62)	1
Class R-6*
11/01/21	10/31/22	27.88	0.23	(5.02)	(4.79)	(0.02)	(2.80)	(2.82)	20.27	0.86	0.86	1.03	^	159	(18.44)	325
11/01/20	10/31/21	20.01	0.03	8.43	8.46	(0.07)	(0.52)	(0.59)	27.88	0.86	0.86	0.11		109	42.85	278
11/01/19	10/31/20	18.45	0.07	1.65	1.72	(0.15)	(0.01)	(0.16)	20.01	0.88	0.88	0.36		109	9.38	171
11/01/18	10/31/19	18.41	0.15	1.19	1.34	(0.11)	(1.19)	(1.30)	18.45	0.88	0.88	0.82		170	8.60	108
11/20/17	10/31/18	20.18	0.12	(0.32)	(0.20)	(0.03)	(1.54)	(1.57)	18.41	0.90	0.90	0.62		106	(1.29)	34
Class Y*
11/01/21	10/31/22	27.70	0.16	(4.99)	(4.83)	(0.01)	(2.80)	(2.81)	20.06	1.22	1.22	0.70	^	159	(18.74)	3
11/01/20	10/31/21	19.90	(0.06)	8.38	8.32	—	(0.52)	(0.52)	27.70	1.26	1.26	(0.24)		109	42.31	4
11/01/19	10/31/20	18.36	0.03	1.60	1.63	(0.08)	(0.01)	(0.09)	19.90	1.28	1.28	0.17		109	8.94	9
11/01/18	10/31/19	18.37	0.08	1.20	1.28	(0.10)	(1.19)	(1.29)	18.36	1.26	1.26	0.45		170	8.20	24
11/20/17	10/31/18	20.18	0.07	(0.32)	(0.25)	(0.02)	(1.54)	(1.56)	18.37	1.19	1.19	0.36		106	(1.51)	2

Carillon Scout Small Cap Fund
Class A*
11/01/21	10/31/22	39.48	(0.16)	(7.72)	(7.88)	—	(5.85)	(5.85)	25.75	1.18	1.18	(0.55)		17	(22.53)	14
11/01/20	10/31/21	29.50	(0.30)	13.12	12.82	—	(2.84)	(2.84)	39.48	1.15	1.15	(0.80)		28	44.67	18
11/01/19	10/31/20	28.20	(0.16)	2.56	2.40	—	(1.10)	(1.10)	29.50	1.19	1.19	(0.58)		22	8.69	12
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	(0.06)	28.20	1.16	1.16	(0.27)		21	4.30	13
11/20/17	10/31/18	29.63	(0.26)	2.68	2.42	—	(4.95)	(4.95)	27.10	1.23	1.23	(0.95)		22	8.00	12
Class C*
11/01/21	10/31/22	38.19	(0.35)	(7.43)	(7.78)	—	(5.85)	(5.85)	24.56	1.92	1.92	(1.28)		17	(23.11)	2
11/01/20	10/31/21	28.82	(0.56)	12.77	12.21	—	(2.84)	(2.84)	38.19	1.91	1.91	(1.52)		28	43.53	3
11/01/19	10/31/20	27.78	(0.35)	2.49	2.14	—	(1.10)	(1.10)	28.82	1.95	1.95	(1.32)		22	7.85	5
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	(0.06)	27.78	1.92	1.92	(0.92)		21	3.55	8
11/20/17	10/31/18	29.63	(0.47)	2.68	2.21	—	(4.95)	(4.95)	26.89	1.97	1.97	(1.69)		22	7.21	14

46	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Scout Small Cap Fund (cont’d)
Class I*
11/01/21	10/31/22	$ 39.88	$ (0.09)	$ (7.81)	$ (7.90)	$ (0.01)	$ (5.85)	$ (5.86)	$ 26.12	0.94	0.94	(0.31)	17	(22.33)	$ 252
11/01/20	10/31/21	29.72	(0.21)	13.22	13.01	(0.01)	(2.84)	(2.85)	39.88	0.90	0.90	(0.55)	28	45.02	362
11/01/19	10/31/20	28.34	(0.09)	2.57	2.48	—	(1.10)	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
11/01/17	10/31/18	29.33	(0.14)	2.93	2.79	—	(4.95)	(4.95)	27.17	0.95	0.97	(0.49)	22	9.36	287
Class R-3*
11/01/21	10/31/22	38.92	(0.24)	(7.59)	(7.83)	—	(5.85)	(5.85)	25.24	1.50	1.47	(0.84)	17	(22.76)	0
11/01/20	10/31/21	29.22	(0.43)	12.97	12.54	—	(2.84)	(2.84)	38.92	1.50	1.44	(1.14)	28	44.10	0
11/01/19	10/31/20	28.03	(0.23)	2.52	2.29	—	(1.10)	(1.10)	29.22	1.50	1.66	(0.86)	22	8.34	0
11/01/18	10/31/19	27.02	(0.16)	1.23	1.07	—	(0.06)	(0.06)	28.03	1.50	1.55	(0.56)	21	3.98	0
11/20/17	10/31/18	29.63	(0.33)	2.67	2.34	—	(4.95)	(4.95)	27.02	1.50	1.67	(1.20)	22	7.70	0
Class R-5*
11/01/21	10/31/22	39.74	(0.09)	(7.78)	(7.87)	(0.01)	(5.85)	(5.86)	26.01	0.95	0.84	(0.32)	17	(22.34)	0
11/01/20	10/31/21	29.72	(0.18)	13.04	12.86	—	(2.84)	(2.84)	39.74	0.95	0.86	(0.50)	28	44.46	0
11/01/19	10/31/20	28.34	(0.10)	2.58	2.48	—	(1.10)	(1.10)	29.72	0.95	1.05	(0.36)	22	8.93	0
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	(0.06)	28.34	0.95	0.99	(0.07)	21	4.55	0
11/20/17	10/31/18	29.63	(0.17)	2.66	2.49	—	(4.95)	(4.95)	27.17	0.95	1.32	(0.60)	22	8.26	0
Class R-6*
11/01/21	10/31/22	40.06	(0.06)	(7.85)	(7.91)	(0.02)	(5.85)	(5.87)	26.28	0.84	0.84	(0.21)	17	(22.26)	8
11/01/20	10/31/21	29.82	(0.17)	13.27	13.10	(0.02)	(2.84)	(2.86)	40.06	0.81	0.81	(0.45)	28	45.16	12
11/01/19	10/31/20	28.41	(0.08)	2.59	2.51	—	(1.10)	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
11/01/18	10/31/19	27.20	— (d)	1.27	1.27	—	(0.06)	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6
11/20/17	10/31/18	29.63	(0.13)	2.65	2.52	—	(4.95)	(4.95)	27.20	0.85	0.86	(0.47)	22	8.37	5
Class Y*
11/01/21	10/31/22	39.38	(0.14)	(7.70)	(7.84)	—	(5.85)	(5.85)	25.69	1.13	1.13	(0.49)	17	(22.48)	0
11/01/20	10/31/21	29.45	(0.28)	13.05	12.77	— (d)	(2.84)	(2.84)	39.38	1.11	1.11	(0.74)	28	44.57	0
11/01/19	10/31/20	28.17	(0.19)	2.57	2.38	—	(1.10)	(1.10)	29.45	1.25	1.25	(0.69)	22	8.62	0
11/01/18	10/31/19	27.09	(0.10)	1.24	1.14	—	(0.06)	(0.06)	28.17	1.25	1.23	(0.36)	21	4.23	0
11/20/17	10/31/18	29.63	(0.24)	2.65	2.41	—	(4.95)	(4.95)	27.09	1.25	1.59	(0.87)	22	7.96	0

Carillon Reams Core Bond Fund
Class A*
11/01/21	10/31/22	12.66	0.17	(2.24)	(2.07)	(0.18)	—	(0.18)	10.41	0.80	0.95	1.45	429	(16.49)	4
11/01/20	10/31/21	13.14	0.06	(0.22)	(0.16)	(0.07)	(0.25)	(0.32)	12.66	0.80	0.93	0.47	227	(1.27)	4
11/01/19	10/31/20	12.02	0.12	1.40	1.52	(0.16)	(0.24)	(0.40)	13.14	0.80	1.03	0.93	549	12.94	4
11/01/18	10/31/19	11.03	0.22	0.99	1.21	(0.22)	—	(0.22)	12.02	0.80	1.20	1.85	409	11.12	1
11/20/17	10/31/18	11.42	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.03	0.80	1.16	1.88	278	(1.78)	1
Class C*
11/01/21	10/31/22	12.60	0.07	(2.22)	(2.15)	(0.09)	—	(0.09)	10.36	1.55	1.70	0.57	429	(17.11)	5
11/01/20	10/31/21	13.11	(0.04)	(0.21)	(0.25)	(0.01)	(0.25)	(0.26)	12.60	1.55	1.67	(0.27)	227	(2.01)	13
11/01/19	10/31/20	12.01	(0.02)	1.44	1.42	(0.08)	(0.24)	(0.32)	13.11	1.55	1.72	(0.14)	549	12.09	11
11/01/18	10/31/19	11.02	0.13	0.99	1.12	(0.13)	—	(0.13)	12.01	1.55	2.00	1.09	409	10.25	1
11/20/17	10/31/18	11.42	0.12	(0.40)	(0.28)	(0.12)	—	(0.12)	11.02	1.55	1.99	1.11	278	(2.43)	0
Class I*
11/01/21	10/31/22	12.67	0.21	(2.22)	(2.01)	(0.23)	—	(0.23)	10.43	0.40	0.72	1.82	429	(16.06)	308
11/01/20	10/31/21	13.16	0.11	(0.23)	(0.12)	(0.12)	(0.25)	(0.37)	12.67	0.40	0.70	0.88	227	(0.95)	447
11/01/19	10/31/20	12.04	0.15	1.41	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.76	1.19	549	13.35	552
11/01/18	10/31/19	11.04	0.26	1.01	1.27	(0.27)	—	(0.27)	12.04	0.40	0.98	2.28	409	11.64	105
11/01/17	10/31/18	11.40	0.24	(0.38)	(0.14)	(0.22)	—	(0.22)	11.04	0.40	0.87	2.12	278	(1.23)	105
Class R-3*
11/01/21	10/31/22	12.67	0.15	(2.25)	(2.10)	(0.15)	—	(0.15)	10.42	1.05	1.25	1.31	429	(16.67)	0
11/01/20	10/31/21	13.15	0.03	(0.22)	(0.19)	(0.04)	(0.25)	(0.29)	12.67	1.05	1.20	0.22	227	(1.49)	0
11/01/19	10/31/20	12.03	0.08	1.40	1.48	(0.12)	(0.24)	(0.36)	13.15	1.05	1.59	0.59	549	12.63	0
11/01/18	10/31/19	11.04	0.19	0.99	1.18	(0.19)	—	(0.19)	12.03	1.05	1.97	1.61	409	10.82	0
11/20/17	10/31/18	11.42	0.16	(0.38)	(0.22)	(0.16)	—	(0.16)	11.04	1.05	2.02	1.51	278	(1.96)	0

The accompanying notes are an integral part of the financial statements.	47

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending
Carillon Reams Core Bond Fund (cont’d)
Class R-5*
11/01/21	10/31/22	$ 12.68	$ 0.21	$ (2.24)	$ (2.03)	$ (0.22)	$ —	$ (0.22)	$ 10.43	0.50	0.59	1.76	429	(16.22)	$ 0
11/01/20	10/31/21	13.16	0.10	(0.22)	(0.12)	(0.11)	(0.25)	(0.36)	12.68	0.50	0.59	0.77	227	(0.98)	0
11/01/19	10/31/20	12.04	0.17	1.38	1.55	(0.19)	(0.24)	(0.43)	13.16	0.50	1.25	1.36	549	13.23	0
11/01/18	10/31/19	11.05	0.25	1.00	1.25	(0.26)	—	(0.26)	12.04	0.50	1.46	2.17	409	11.42	0
11/20/17	10/31/18	11.42	0.22	(0.38)	(0.16)	(0.21)	—	(0.21)	11.05	0.50	1.52	2.06	278	(1.40)	0
Class R-6*
11/01/21	10/31/22	12.68	0.25	(2.26)	(2.01)	(0.23)	—	(0.23)	10.44	0.40	0.62	2.16	429	(16.03)	4
11/01/20	10/31/21	13.16	0.11	(0.22)	(0.11)	(0.12)	(0.25)	(0.37)	12.68	0.40	0.59	0.87	227	(0.88)	1
11/01/19	10/31/20	12.04	0.12	1.44	1.56	(0.20)	(0.24)	(0.44)	13.16	0.40	0.72	0.92	549	13.35	1
11/01/18	10/31/19	11.05	0.26	1.00	1.26	(0.27)	—	(0.27)	12.04	0.40	1.46	2.26	409	11.53	0
11/20/17	10/31/18	11.42	0.23	(0.38)	(0.15)	(0.22)	—	(0.22)	11.05	0.40	1.52	2.16	278	(1.32)	0
Class Y*
11/01/21	10/31/22	12.66	0.17	(2.23)	(2.06)	(0.18)	—	(0.18)	10.42	0.80	1.02	1.49	429	(16.41)	43
11/01/20	10/31/21	13.15	0.06	(0.23)	(0.17)	(0.07)	(0.25)	(0.32)	12.66	0.80	1.01	0.48	227	(1.35)	42
11/01/19	10/31/20	12.03	0.07	1.45	1.52	(0.16)	(0.24)	(0.40)	13.15	0.80	0.98	0.55	549	12.96	57
11/01/18	10/31/19	11.04	0.22	0.99	1.21	(0.22)	—	(0.22)	12.03	0.80	1.26	1.89	409	11.09	1
11/01/17	10/31/18	11.40	0.19	(0.37)	(0.18)	(0.18)	—	(0.18)	11.04	0.80	1.19	1.71	278	(1.60)	2

Carillon Reams Core Plus Bond Fund
Class A*
11/01/21	10/31/22	34.45	0.53	(5.67)	(5.14)	(0.50)	—	(0.50)	28.81	0.80	0.90	1.63	413	(15.06)	3
11/01/20	10/31/21	36.57	0.23	(0.60)	(0.37)	(0.38)	(1.37)	(1.75)	34.45	0.80	0.90	0.65	220	(1.12)	7
11/01/19	10/31/20	33.43	0.40	3.99	4.39	(0.64)	(0.61)	(1.25)	36.57	0.80	0.90	1.09	559	13.56	6
11/01/18	10/31/19	30.44	0.58	3.01	3.59	(0.60)	—	(0.60)	33.43	0.80	0.98	1.79	413	11.89	0
11/20/17	10/31/18	31.76	0.54	(1.36)	(0.82)	(0.50)	—	(0.50)	30.44	0.80	0.97	1.85	292	(2.60)	0
Class C*
11/01/21	10/31/22	34.35	0.31	(5.66)	(5.35)	(0.41)	—	(0.41)	28.59	1.55	1.67	0.96	413	(15.69)	4
11/01/20	10/31/21	36.55	(0.04)	(0.60)	(0.64)	(0.19)	(1.37)	(1.56)	34.35	1.55	1.67	(0.11)	220	(1.87)	6
11/01/19	10/31/20	33.38	0.11	4.06	4.17	(0.39)	(0.61)	(1.00)	36.55	1.55	1.66	0.30	559	12.84	5
11/01/18	10/31/19	30.41	0.34	3.00	3.34	(0.37)	—	(0.37)	33.38	1.55	1.78	1.05	413	11.06	0
11/20/17	10/31/18	31.76	0.32	(1.36)	(1.04)	(0.31)	—	(0.31)	30.41	1.55	1.85	1.09	292	(3.31)	0
Class I*
11/01/21	10/31/22	34.54	0.70	(5.74)	(5.04)	(0.59)	—	(0.59)	28.91	0.40	0.65	2.17	413	(14.74)	980
11/01/20	10/31/21	36.64	0.37	(0.59)	(0.22)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.65	1.04	220	(0.71)	1,142
11/01/19	10/31/20	33.45	0.60	3.96	4.56	(0.76)	(0.61)	(1.37)	36.64	0.40	0.65	1.72	559	14.11	1,132
11/01/18	10/31/19	30.46	0.72	2.99	3.71	(0.72)	—	(0.72)	33.45	0.40	0.66	2.23	413	12.32	635
11/01/17	10/31/18	31.74	0.66	(1.34)	(0.68)	(0.60)	—	(0.60)	30.46	0.40	0.60	2.11	292	(2.17)	607
Class R-3*
11/01/21	10/31/22	34.47	0.51	(5.73)	(5.22)	(0.47)	—	(0.47)	28.78	1.05	1.18	1.59	413	(15.28)	0
11/01/20	10/31/21	36.62	0.14	(0.60)	(0.46)	(0.32)	(1.37)	(1.69)	34.47	1.05	1.16	0.38	220	(1.37)	0
11/01/19	10/31/20	33.43	0.37	3.97	4.34	(0.54)	(0.61)	(1.15)	36.62	1.05	1.55	1.06	559	13.40	0
11/01/18	10/31/19	30.44	0.50	3.00	3.50	(0.51)	—	(0.51)	33.43	1.05	1.68	1.57	413	11.60	0
11/20/17	10/31/18	31.76	0.45	(1.34)	(0.89)	(0.43)	—	(0.43)	30.44	1.05	1.77	1.51	292	(2.84)	0
Class R-5*
11/01/21	10/31/22	34.54	0.70	(5.77)	(5.07)	(0.56)	—	(0.56)	28.91	0.50	0.53	2.19	413	(14.83)	0
11/01/20	10/31/21	36.65	0.33	(0.60)	(0.27)	(0.47)	(1.37)	(1.84)	34.54	0.50	0.56	0.94	220	(0.84)	0
11/01/19	10/31/20	33.45	0.59	3.95	4.54	(0.73)	(0.61)	(1.34)	36.65	0.50	1.08	1.68	559	14.03	0
11/01/18	10/31/19	30.46	0.68	3.00	3.68	(0.69)	—	(0.69)	33.45	0.50	1.18	2.12	413	12.20	0
11/20/17	10/31/18	31.76	0.61	(1.34)	(0.73)	(0.57)	—	(0.57)	30.46	0.50	1.27	2.07	292	(2.31)	0
Class R-6*
11/01/21	10/31/22	34.54	0.77	(5.80)	(5.03)	(0.59)	—	(0.59)	28.92	0.40	0.56	2.42	413	(14.71)	5
11/01/20	10/31/21	36.65	0.37	(0.60)	(0.23)	(0.51)	(1.37)	(1.88)	34.54	0.40	0.56	1.06	220	(0.74)	4
11/01/19	10/31/20	33.45	0.59	3.98	4.57	(0.76)	(0.61)	(1.37)	36.65	0.40	0.93	1.63	559	14.14	0
11/01/18	10/31/19	30.46	0.71	3.00	3.71	(0.72)	—	(0.72)	33.45	0.40	1.18	2.22	413	12.32	0
11/20/17	10/31/18	31.76	0.64	(1.34)	(0.70)	(0.60)	—	(0.60)	30.46	0.40	1.27	2.17	292	(2.23)	0

48	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal period			From investment operations			Dividends & distributions				Ratios to average net asset (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered (a)	Without expenses waived/ recovered (a)	Net income (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%) (b)(c)	Ending net assets (millions)
Beginning	Ending

Carillon Reams Core Plus Bond Fund (cont'd)
Class Y*
11/01/21	10/31/22	$ 34.48	$ 0.55	$ (5.69)	$ (5.14)	$ (0.50)	$ —	$ (0.50)	$ 28.84	0.80	0.96	1.71	413	(15.05)	$ 25
11/01/20	10/31/21	36.60	0.23	(0.60)	(0.37)	(0.38)	(1.37)	(1.75)	34.48	0.80	0.95	0.64	220	(1.12)	77
11/01/19	10/31/20	33.43	0.43	3.98	4.41	(0.63)	(0.61)	(1.24)	36.60	0.80	0.93	1.18	559	13.64	99
11/01/18	10/31/19	30.44	0.59	2.99	3.58	(0.59)	—	(0.59)	33.43	0.80	0.97	1.84	413	11.87	14
11/01/17	10/31/18	31.73	0.53	(1.34)	(0.81)	(0.48)	—	(0.48)	30.44	0.80	0.96	1.70	292	(2.56)	17

Carillon Reams Unconstrained Bond Fund
Class A*
11/01/21	10/31/22	12.79	0.20	(1.20)	(1.00)	(0.13)	(0.13)	(0.26)	11.53	0.80	1.08	1.67	273	(7.90)	5
11/01/20	10/31/21	12.81	0.06	0.17	0.23	(0.25)	—	(0.25)	12.79	0.80	1.08	0.46	80	1.78	5
11/01/19	10/31/20	12.13	0.19	0.76	0.95	(0.27)	—	(0.27)	12.81	0.80	1.09	1.56	435	7.97	1
11/01/18	10/31/19	11.45	0.21	0.69	0.90	(0.22)	—	(0.22)	12.13	0.80	1.14	1.74	289	7.92	0
11/20/17	10/31/18	11.83	0.21	(0.41)	(0.20)	(0.18)	—	(0.18)	11.45	0.80	1.20	1.85	139	(1.71)	0
Class C*
11/01/21	10/31/22	12.72	0.11	(1.18)	(1.07)	(0.08)	(0.13)	(0.21)	11.44	1.55	1.86	0.90	273	(8.53)	2
11/01/20	10/31/21	12.79	(0.02)	0.15	0.13	(0.20)	—	(0.20)	12.72	1.55	1.86	(0.13)	80	1.02	2
11/01/19	10/31/20	12.10	0.10	0.77	0.87	(0.18)	—	(0.18)	12.79	1.55	1.88	0.77	435	7.25	2
11/01/18	10/31/19	11.42	0.11	0.71	0.82	(0.14)	—	(0.14)	12.10	1.55	1.96	0.92	289	7.19	0
11/20/17	10/31/18	11.83	0.11	(0.41)	(0.30)	(0.11)	—	(0.11)	11.42	1.55	2.42	0.99	139	(2.55)	0
Class I*
11/01/21	10/31/22	12.80	0.24	(1.19)	(0.95)	(0.16)	(0.13)	(0.29)	11.56	0.50	0.85	1.97	273	(7.55)	935
11/01/20	10/31/21	12.81	0.12	0.15	0.27	(0.28)	—	(0.28)	12.80	0.50	0.85	0.92	80	2.08	1,110
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	(0.30)	12.81	0.50	0.85	1.86	435	8.36	878
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	(0.25)	12.12	0.50	0.85	2.07	289	8.31	907
11/01/17	10/31/18	11.85	0.22	(0.43)	(0.21)	(0.21)	—	(0.21)	11.43	0.50	0.83	1.90	139	(1.79)	1,183
Class R-3*
11/01/21	10/31/22	12.77	0.18	(1.20)	(1.02)	(0.11)	(0.13)	(0.24)	11.51	1.05	1.22	1.44	273	(8.07)	0
11/01/20	10/31/21	12.81	0.05	0.14	0.19	(0.23)	—	(0.23)	12.77	1.05	1.25	0.39	80	1.45	0
11/01/19	10/31/20	12.11	0.16	0.78	0.94	(0.24)	—	(0.24)	12.81	1.05	1.81	1.32	435	7.85	0
11/01/18	10/31/19	11.43	0.18	0.69	0.87	(0.19)	—	(0.19)	12.11	1.05	1.80	1.51	289	7.63	0
11/20/17	10/31/18	11.83	0.15	(0.39)	(0.24)	(0.16)	—	(0.16)	11.43	1.05	2.25	1.40	139	(2.09)	0
Class R-5*
11/01/21	10/31/22	12.80	0.29	(1.24)	(0.95)	(0.16)	(0.13)	(0.29)	11.56	0.50	0.83	2.44	273	(7.56)	1
11/01/20	10/31/21	12.81	0.11	0.16	0.27	(0.28)	—	(0.28)	12.80	0.50	0.84	0.86	80	2.09	0
11/01/19	10/31/20	12.12	0.23	0.76	0.99	(0.30)	—	(0.30)	12.81	0.50	1.30	1.87	435	8.36	0
11/01/18	10/31/19	11.43	0.24	0.70	0.94	(0.25)	—	(0.25)	12.12	0.50	1.37	2.06	289	8.31	0
11/20/17	10/31/18	11.83	0.21	(0.40)	(0.19)	(0.21)	—	(0.21)	11.43	0.50	1.45	1.95	139	(1.62)	0
Class R-6*
11/01/21	10/31/22	12.80	0.26	(1.20)	(0.94)	(0.17)	(0.13)	(0.30)	11.56	0.40	0.76	2.15	273	(7.46)	91
11/01/20	10/31/21	12.81	0.13	0.15	0.28	(0.29)	—	(0.29)	12.80	0.40	0.76	1.01	80	2.17	68
11/01/19	10/31/20	12.12	0.24	0.77	1.01	(0.32)	—	(0.32)	12.81	0.40	0.76	1.97	435	8.47	43
11/01/18	10/31/19	11.43	0.26	0.69	0.95	(0.26)	—	(0.26)	12.12	0.40	0.76	2.17	289	8.42	34
11/20/17	10/31/18	11.83	0.25	(0.43)	(0.18)	(0.22)	—	(0.22)	11.43	0.40	0.76	2.32	139	(1.53)	29
Class Y*
11/01/21	10/31/22	12.86	0.20	(1.20)	(1.00)	(0.13)	(0.13)	(0.26)	11.60	0.80	1.15	1.63	273	(7.88)	32
11/01/20	10/31/21	12.88	0.08	0.15	0.23	(0.25)	—	(0.25)	12.86	0.80	1.14	0.62	80	1.76	31
11/01/19	10/31/20	12.18	0.19	0.78	0.97	(0.27)	—	(0.27)	12.88	0.80	1.15	1.55	435	8.07	25
11/01/18	10/31/19	11.49	0.21	0.69	0.90	(0.21)	—	(0.21)	12.18	0.80	1.15	1.77	289	7.93	23
11/01/17	10/31/18	11.90	0.18	(0.41)	(0.23)	(0.18)	—	(0.18)	11.49	0.80	1.14	1.58	139	(1.97)	37

* Per share amounts have been calculated using the daily average share method.

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.

(d) Per share amount is less than $0.005.

^ Includes a special cash dividend from Albertson’s Companies, Inc. which represents 0.36%, 0.35%, 0.35%, 0.31%, 0.37%, 0.39%, and 0.36% of the net income (loss) to average net assets ratio in Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y, respectively (Note 12).

The accompanying notes are an integral part of the financial statements.	49

Notes to Financial Statements

10.31.2022

NOTE 1  |  Organization and investment objective  |  Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “Funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or “Manager”). On September 30, 2022, Carillon Tower amended its Form ADV to add “Raymond James Investment Management” as a “doing business as” name as part of a rebranding process. This rebranding process did not involve any change in entity structure, ownership, or control, and will not have an impact of the Trust. The Trust offers shares in the following series:

•	Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation,
•	Carillon ClariVest International Stock Fund (“International Stock Fund”) seeks capital appreciation,
•	Carillon Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income,
•	Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation,
•	Carillon Scout Mid Cap Fund (“Mid Cap Fund”) seeks long-term growth of capital,
•	Carillon Scout Small Cap Fund (“Small Cap Fund”) seeks long-term growth of capital,
•	Carillon Reams Core Bond Fund (“Core Bond Fund”) seeks a high level of total return consistent with the preservation of capital,
•	Carillon Reams Core Plus Bond Fund (“Core Plus Bond Fund”) seeks a high level of total return consistent with the preservation of capital, and
•	Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond Fund”) seeks to maximize total return consistent with the preservation of capital.

Class offerings  |  As of October 31, 2022, each fund was authorized and offered Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, and Class Y shares to qualified buyers.

•

For all funds except the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•

Class C shares are sold subject to a CDSC of 1.00% of the lower of NAV or purchase price if redeemed less than one year after purchase. Class C shares automatically convert to Class A shares for all purchases that have surpassed their 8-year anniversary date.

•	Class I, Class R-3, Class R-5, Class R-6 and Class Y shares are each sold without a front-end sales charge or a CDSC.

Note 2  |  Significant accounting policies  |  The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. GAAP.

Use of estimates  |  The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each fund’s shares is based on the NAV per share of each class of a fund. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq (typically 4:00 p.m. ET). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Funds are not required to recalculate their NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;
•	The security is not actively traded;
•	Trading on the security halted before the close of the trading market;
•	The security is newly issued;
•	Issuer-specific or vendor specific events occurred after the security halted trading; or
•	Due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq.

Issuer-specific events that may cause the last market quotation to be unreliable include:

•	A merger or insolvency;
•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or
•	Market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services, subject to oversight by the Trust’s Board of Trustees (“Board”). On August 19, 2022, the Board approved, effective September 1, 2022, the Adviser as the fund’s valuation designee to be responsible for carrying out pricing and valuation duties in accordance with the Adviser’s Valuation Procedures (the “Procedures”) and adopted other updates pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value determined in good faith.

50

Notes to Financial Statements

10.31.2022

There can be no assurance, however, that a fair value price used by a fund on any given day will more accurately reflect the market value of a security than a market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic exchange-traded equity securities  |  Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that Carillon Tower determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Carillon Tower also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•

Fixed income securities  |  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, medium-term notes, short-term securities (investments that have a maturity date of 60 days or less), and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered by the Board such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options  |  Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2022, only the Core Plus Bond Fund and Unconstrained Bond Fund held futures. Only Unconstrained Bond Fund held options during the fiscal year ended October 31, 2022.

•

Swaps  |  Swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2022, only the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund held swaps.

•

Forward contracts  |  Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures. During the fiscal year ended October 31, 2022, only the Core Plus Bond Fund and Unconstrained Bond Fund held forwards.

•

Investment companies and exchange-traded funds (ETFs)  |  Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Fair value measurements  |  Each fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:

Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. A fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

51

Notes to Financial Statements

10.31.2022

The following is a summary of the inputs used to value each fund’s investments as of October 31, 2022:

	Level 1	Level 2	Level 3

Capital Appreciation Fund
Common stocks (a)	$375,615,814	$—	$—
Total investment portfolio	$375,615,814	$—	$—

International Stock Fund
Common stocks (a):
Australia	$—	$15,129,778	$—
Austria	—	1,069,166	—
Belgium	—	1,365,657	—
Canada	5,399,612	—	—
China	—	737,879	—
Denmark	—	16,654,997	—
Finland	—	8,632,670	—
France	—	29,861,733	—
Germany	—	22,186,923	—
Hong Kong	—	4,122,639	—
Israel	2,402,156	2,789,250	—
Italy	—	4,464,218	—
Japan	—	75,931,155	—
Netherlands	—	20,777,086	—
Norway	—	3,686,492	—
Singapore	—	2,565,107	—
South Africa	—	720,353	—
Spain	—	1,411,628	—
Sweden	—	2,418,379	—
Switzerland	—	22,515,066	—
United Kingdom	3,328,129	62,620,403	—
Preferred stocks	—	2,684,830	—
Exchange traded funds	3,315,429	—	—
Total investment portfolio	$14,445,326	$302,345,409	$—

Growth & Income Fund
Common stocks (a)	$819,322,448	$—	$—
Total investment portfolio	$819,322,448	$—	$—

Mid Cap Growth Fund
Common stocks (a)	$5,818,218,832	$—	$—
Total investment portfolio	$5,818,218,832	$—	$—

Small Cap Growth Fund
Common stocks (a)	$990,158,819	$—	$—
Money market funds	183,750	—	—
Total investment portfolio	$990,342,569	$—	$—

	Level 1	Level 2	Level 3

Mid Cap Fund
Common stocks (a)	$3,819,386,598	$—	$—
Total investment portfolio	$3,819,386,598	$—	$—

Small Cap Fund
Common stocks (a)	$275,083,644	$—	$—
Total investment portfolio	$275,083,644	$—	$—

Core Bond Fund
Corporate bonds (a)	$—	$151,480,083	$—
Mortgage and asset-backed securities	—	172,536,971	—
U.S. Treasuries	—	126,339,620	—
Total investment portfolio	$—	$ 450,356,674	$—

Core Plus Bond Fund
Corporate bonds (a)	$—	$370,506,054	$—
Foreign government bonds	—	8,151,451	—
Mortgage and asset-backed securities	—	448,405,422	—
U.S. Treasuries	—	431,625,014	—
Medium-term notes	—	840,152	—
Money market funds	—	69,650	—
Total investment portfolio	$—	$1,259,597,743	$—
Futures contracts (b)	$(366,322)	$—	$—
Credit default swaps	$—	$(86,512)	$—
Forward contracts (b)	$—	$(1,657,084)	$—

Unconstrained Bond Fund
Corporate bonds (a)	$—	$357,647,757	$—
Foreign government bonds	—	1,710,111	—
Mortgage and asset-backed securities	—	245,955,182	—
U.S. Treasuries	—	521,111,841	—
Medium-term notes	—	3,689,907	—
Total investment portfolio	$—	1,130,114,798	$—
Futures contracts (b)	$(8,194,010)	$—	$—
Written options	$—	$(354,382)	$—
Credit default swaps	$—	$(125,234)	$—
Forward contracts (b)	$—	$(3,852,022)	$—

(a) Please see the investment portfolio for details.

(b) Amounts presented for Futures Contracts, and Forward Contracts represent total unrealized appreciation (depreciation) as of the date of this report.

At October 31, 2022, the Funds did not hold any Level 3 investments.

52

Notes to Financial Statements

10.31.2022

Derivatives  |  The following disclosure provides certain information about the Funds’ derivative and hedging activities. The use of derivatives involves the risk that the fund could lose more than the amount invested in derivatives.

•

Forward currency contracts  |  Each of the Funds’ policies, except Small Cap Growth, Core Bond, Mid Cap, and Small Cap, permit the Funds to enter into forward currency contracts (“forward contracts”) for hedging (such as to hedge the impact of adverse changes in the relationships between the US dollar and various foreign currencies), including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging, or for any other lawful purpose consistent with their investment objectives including taking active currency exposure. Forward contracts are agreements between two parties to exchange different currencies at a specified rate at an agreed upon future date. Non-deliverable forward currency contracts (“NDF”) are settled with the counterparty in US dollars without the delivery of foreign currency. The fair value of a forward contract fluctuates with changes in currency exchange rates. Outstanding forward contracts are valued daily at current forward rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. The risks to the Funds of entering into forward contracts include the inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. Details of Forward Contracts, if any, at period end are included in the Investment Portfolios under the caption “Forward Contracts.” Refer to Note 6 for additional information.

•

Futures contracts  |  Each of the Funds’ policies, except Capital Appreciation, International Stock, Small Cap Growth, Mid Cap, and Small Cap, permit the Funds to enter into futures contracts (“Futures”), including interest rate, bond, U.S. Treasury and fixed income index Futures, as a hedge against movements in the equity and bond markets in order to establish more definitively the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the Commodity Exchange Act, including as a means to gain or reduce exposure to a reference instrument without actually buying or selling it. When a fund enters into Futures, it must deliver to an account controlled by the futures commission merchant (“FCM”) an amount referred to as “initial margin.” Initial margin requirements are determined by the respective exchanges on which the Futures are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the fund or received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the Futures. The account is marked-to-market daily and the unrealized gains or losses are recorded as variation margin and monitored by the Manager and custodian on a daily basis. When Futures are closed out, the fund recognizes a realized gain or loss. The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. Details of futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Futures Contracts.” Refer to Note 6 for additional information.

•

Options and Options on Futures  |  Each of the Funds’ policies, except Capital Appreciation, International Stock, Small Cap Growth, Mid Cap, and Small Cap, permit the Funds to use options for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures. However, Growth & Income may only purchase and write call options on securities as discussed below. Certain risks and special characteristics of these strategies are discussed below. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss. On written call options the maximum loss of capital can be unlimited. The maximum loss of capital on written put options is limited to the notional contract values of those positions. A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If a fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, the fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option. A fund may purchase and write call and put options on futures contracts that are traded on a U.S. exchange or board of trade. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. A fund also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may purchase call options on futures contracts in lieu of, and for the same purpose as, the actual purchase of the futures contracts. A fund also may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested. While a fund’s use of options on futures contracts for hedging may protect the fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that a fund’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. Details of options and options on futures contracts, if any, at period end are included in the Investment Portfolios under the caption “Schedule of Options.” Refer to Note 6 for additional information.

•

Swap contracts  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into swap agreements to enhance the Funds’ returns, increase liquidity and/or gain exposure to certain instruments, issuers, markets (i.e., the corporate bond market), or securities in a relatively efficient way. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest paid to or by the Funds is accrued daily and included in realized gain (loss) on swap agreements. When a fund enters into a centrally cleared swap, it must deliver to the central counterparty an amount referred to as “initial margin” During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If a fund has a gain, the full margin amount and the amount of the gain is paid to the fund. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Daily fluctuations in the value of swaps are recorded in variation margin on the Statements of Assets and Liabilities. Gains or losses are realized upon termination of the contracts.

53

Notes to Financial Statements

10.31.2022

Swaps sold by a fund may involve greater risks than if the fund had invested in the reference obligation directly. Swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. Details of swap contracts, if any, at period end are included in the Investment Portfolios under the caption “Swap Contracts.” Refer to Note 6 for additional information.

•

Credit default swap contracts  |  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a fund. The Funds may enter into credit default swap agreements for investment purposes or to hedge against the risk of default of debt securities held in their portfolio. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional value”), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a fund is a buyer and no credit event occurs, the fund may lose its investment and recover nothing. If a fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional value of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional value of the swap. If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional value of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional value of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

•

Interest rate swap contracts  |  An interest rate swap is an agreement between two parties to exchange interest rate payment obligations and is used primarily to manage interest rate risk. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather, they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be executed on a registered exchange (centrally cleared interest rate swaps). The Funds may enter into interest rate swaps in which they either pay or receive a fixed interest rate and pay or receive a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

•

Inflation rate swap contracts  |  An inflation swap is an agreement between two parties to transfer inflation risk, with one party paying the floating rate based on an inflation index (such as the Consumer Price Index (CPI), and the other party paying a fixed rate, typically based on the notional principal amount of the underlying asset. Inflation swap contracts are used primarily to gain exposure to inflation (inflation risk). Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Similar to an interest rate swap, the Funds may enter into inflation rate swaps in which they either pay or receive a fixed interest rate and pay or receive a floating interest rate based upon an inflation index, such as the CPI. Barring swap counterparty default, the risk of loss in an inflation rate swap is limited to the net amount of payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

•

Total return swap contracts  |  Total return swaps are two-party contracts that generally obligate one party to pay a set rate (either fixed or based on an index) and the other party to make payments based on the return of a specified reference security, security index or index component during the period of the swap, and are used primarily to gain exposure to the underlying referenced instruments, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps normally do not involve the delivery of securities or the underlying assets. If the counterparty to a total return swap defaults, a fund’s risk of loss consists of the net amount of the payments the fund is contractually entitled to receive, if any.

54

Notes to Financial Statements

10.31.2022

During the fiscal year ended October 31, 2022, the average of month-end derivative positions (notional value in U.S. dollars) were as follows:

	Inflation Rate Swap Contracts	Credit Default Swap Contracts (Sell Protection)	Futures Contracts - Long	Futures Contracts - Short	Forward Contracts - USD Received	Forward Contracts - USD Delivered	Purchased Options	Written Options
Core Bond Fund	$—	$9,934,615	$—	$—	$—	$—	$—	$—
Core Plus Bond Fund	42,381,154	236,973,427	255,913,531	(86,403,695)	73,525,345	57,840,099	—	—
Unconstrained Bond Fund	83,611,077	308,786,204	815,551,741	(274,680,422)	116,942,997	145,852,220	95,564	(268,932)

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) on foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency exchange contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

To-Be-Announced Securities  |  The Core Bond, Core Plus Bond and Unconstrained Bond Funds’ policies permit the Funds to enter into to-be-announced securities. A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash, or cash equivalents, set aside in an amount equal to the price of the Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Real estate investment trusts (“REIT(s)”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REITs. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the Funds’ fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund, except Capital Appreciation and International Stock, may enter into repurchase agreements whereby a fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. During the fiscal year ended October 31, 2022, none of the Funds held any repurchase agreements.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Foreign taxes  |  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may or may not be recoverable. The Funds record such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which a fund invests. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.

As a result of court cases involving several countries across the European Union, the Carillon ClariVest International Fund (“International Fund), which merged into the International Stock Fund on July 15, 2022, has filed tax reclaims in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaims that have been recognized, if any, are reflected as “Foreign withholding tax claims and interest” in the Statements of Operations. Generally, unless Carillon Tower believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a fund’s net asset value. EU tax reclaims recognized by a fund, if any, reduce the amount of foreign taxes, if any, that a fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). The closing agreement will result in the fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by fund shareholders on their tax returns in prior years. Based on current guidance from the IRS, it is expected that International Stock Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges relating to the closing agreement liability is presented as “IRS compliance fee and related expenses for withholding tax claims” in the Statements of Assets and Liabilities. The actual IRS compliance fee in connection with the closing agreement may differ from the estimate and that difference may be material.

Expenses  |  Each Fund is charged for certain expenses which are directly attributable to it and certain other expenses which are allocated proportionately among the Carillon Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class of shares. Other expenses of each fund are allocated to each class of shares based upon its relative percentage of net assets.

55

Notes to Financial Statements

10.31.2022

Class allocations  |   Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Segregation and Collateralization  |  In cases in which the 1940 Act requires that a fund either deliver collateral or segregate assets in connection with certain investments, the fund may segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker- dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Distributions  |  Each Fund, except the Growth & Income Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, distributes net investment income annually. Distributions of net investment income are made quarterly from the Growth & Income Fund and monthly from the Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each applicable fund, will be distributed to shareholders annually in the following fiscal year. If a fund is involved in a reorganization wherein it acquires the net assets of another fund, or has its net assets acquired by another fund, a separate and additional distribution of net investment income and/or net realized gains may be made prior to such reorganization. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions made to shareholders from earnings were as follows:

Distributions from earnings		Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	11/1/21 to 10/31/22	$14,716,038	$1,446,357	$25,552,378	$37,541	$379,817	$94,235	$1,724
	11/1/20 to 10/31/21	25,460,982	2,732,124	39,632,761	55,541	673,815	148,117	2,350
International Stock Fund	11/1/21 to 10/31/22	56,628	17,493	159,071	744	77	1,188	220
	11/1/20 to 10/31/21	22,625	1,251	43,033	6,690	41	1,825	104
Growth & Income Fund	11/1/21 to 10/31/22	21,313,877	6,551,471	61,972,837	150,060	634,241	858,141	40,741
	11/1/20 to 10/31/21	8,894,323	3,561,007	28,286,806	55,575	367,453	202,200	11,764
Mid Cap Growth Fund	11/1/21 to 10/31/22	86,905,995	17,025,720	171,946,281	5,215,746	92,470,549	385,326,429	418,862
	11/1/20 to 10/31/21	20,093,745	4,387,423	38,581,641	1,207,650	20,226,980	81,577,686	85,197
Small Cap Growth Fund	11/1/21 to 10/31/22	95,432,723	14,934,189	232,783,017	17,185,244	20,622,322	214,213,403	6,377
	11/1/20 to 10/31/21	64,822,457	14,122,282	140,336,438	11,939,971	36,523,428	244,026,117	4,790
Mid Cap Fund	11/1/21 to 10/31/22	3,056,792	3,186,900	459,672,618	505,625	441,972	29,463,894	381,187
	11/1/20 to 10/31/21	514,569	502,805	72,820,267	77,809	64,161	5,079,358	251,046
Small Cap Fund	11/1/21 to 10/31/22	2,720,537	494,473	52,696,746	25,405	3,817	1,702,995	22,752
	11/1/20 to 10/31/21	1,109,296	496,151	25,459,340	14,180	2,044	877,259	14,777
Core Bond Fund	11/1/21 to 10/31/22	63,226	65,987	7,097,946	1,911	211	28,176	544,332
	11/1/20 to 10/31/21	105,142	236,026	16,046,120	1,144	340	20,639	1,405,747
Core Plus Bond Fund	11/1/21 to 10/31/22	71,880	62,191	19,698,896	2,510	332	91,000	787,630
	11/1/20 to 10/31/21	335,471	252,855	62,478,259	4,494	635	69,636	5,451,144
Unconstrained Bond Fund	11/1/21 to 10/31/22	105,357	33,477	25,485,662	224	8,888	1,948,991	625,829
	11/1/20 to 10/31/21	24,362	27,393	19,606,141	202	1,285	1,081,790	591,576

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the risk of loss to each fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  During the fiscal year ended October 31, 2022, purchases and sales of investment securities (excluding short-term obligations) were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Purchases	$161,664,902	$78,136,896	$187,717,683	$2,307,736,751	$587,734,904
Sales	272,230,395	78,279,323	242,848,330	2,983,893,140	1,348,007,107

56

Notes to Financial Statements

10.31.2022

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Purchases	$6,765,764,590	$52,897,215	$893,847,519	$2,328,334,974	$660,416,550
Purchases - U.S. Treasury securities	—	—	1,036,120,057	2,776,759,545	2,608,520,958
Sales	6,896,980,424	86,517,189	765,216,063	1,968,050,665	559,998,361
Sales - U.S. Treasury securities	—	—	1,061,482,012	2,846,537,632	2,329,713,796

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund has agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund is as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion	0.60%
	Over $1 billion	0.55%
Growth & Income Fund	First $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%
Mid Cap Growth Fund,	First $500 million	0.60%
Small Cap Growth Fund,	$500 million to $1 billion	0.55%
Small Cap Fund	Over $1 billion	0.50%

Investment advisory fee rate schedule (cont’d)	Breakpoint	Investment advisory fee
International Stock Fund*	First $1 billion	0.70%
	Over $1 billion	0.60%
Mid Cap Fund	First $1 billion	0.80%
	Over $1 billion	0.70%
Core Bond Fund, Core Plus Bond Fund	All assets	0.40%
Unconstrained Bond Fund	First $3 billion	0.60%
	Over $3 billion	0.55%

* Prior to the Board approved change effective March 1, 2022, the investment advisory fee for the International Stock Fund was 0.70% on all assets

Subadvisory fees  |  The Manager has entered into subadvisory agreements with certain parties (the “subadviser” or “subadvisers”) to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds. Under these agreements, Carillon Tower pays the subadvisers, each an affiliate of Carillon Tower, annualized rates identical to those disclosed in the investment advisory fee rate schedule. Carillon Tower may receive payments from the subadvisers for certain marketing and related expenses. The subadvisers for the Funds are as follows:

•	ClariVest Asset Management LLC (“ClariVest”) serves as subadviser for the Capital Appreciation Fund and International Stock Fund,
•	Eagle Asset Management, Inc. serves as subadviser for the Growth & Income Fund, Mid Cap Growth Fund, and Small Cap Growth Fund, and
•	Scout Investments, Inc. (“Scout”) serves as subadviser for the Mid Cap Fund, Small Cap Fund, Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund

Administrative fees  |  For administrative services provided by the Manager, each fund has agreed to pay an administrative rate of 0.10% of the average daily net assets of all share classes.

Distribution and service fees  |  Pursuant to the Class A, Class C, Class R-3 and Class Y Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Carillon Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Carillon Series Trust, except the Capital Appreciation Fund and the Growth & Income Fund, is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. The Capital Appreciation Fund and the Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares of each Fund. Each Fund also is authorized, and currently pays, the Distributor distribution and service fees of 1.00% for Class C shares, 0.50% for Class R-3 shares, and 0.25% for Class Y shares. The Funds do not incur any distribution expenses related to Class I, Class R-5 or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of all share classes, including Class I, Class R-5 or Class R-6 shares, from its own resources.

Sales charges  |  During the fiscal year ended October 31, 2022, total front-end sales charges and contingent deferred sales charges (“CDSC”) paid to the Distributor were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Front-end sales charges - Class A	$24,344	$942	$106,212	$99,732	$34,218
CDSC - Class A	9	—	8	—	—
CDSC - Class C	17	38	65	325	44

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	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Front-end sales charges - Class A	$31,502	$6,691	$2,857	$1,098	$204
CDSC - Class A	—	—	—	—	—
CDSC - Class C	31	2	—	11	—

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  During the fiscal year ended October 31, 2022, total agency brokerage commissions paid and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Total agency brokerage commissions	$70,131	$78,755	$99,693	$1,312,156	$1,142,091
Paid to RJA	—	—	—	8,137	119,538

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Total agency brokerage commissions	$3,690,542	$84,269	$—	$138,624	$372,791
Paid to RJA	—	—	—	—	—

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund paid RJA a fixed and/or hourly fee for these services through February 28, 2022. Beginning on March 1, 2022 none of the internal audit services fees are paid by the Funds.

Transactions with affiliates  |  An issuer in which a fund’s holdings represent 5% or more of the outstanding voting securities of the issuer is an “affiliated” issuer as defined in the 1940 Act. A schedule of Small Cap Growth Fund’s investments in securities of affiliated issuers is set forth below:

	Value at 10/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Dividend Income	Shares owned at 10/31/22
Fast Acquisition Corp.*	$20,193,920	$—	$(15,674,650)	$(1,792,864)	$(2,726,406)	$—	$—	—
Universal Electronics, Inc.**	39,058,077	—	(14,846,451)	(633,451)	(13,823,971)	9,754,204	—	477,913

Total	$59,251,997	$—	$(30,521,101)	$(2,426,315)	$(16,550,377)	$9,754,204	$—

* This security is no longer held by the Fund as of the date of this report.

** This security is no longer an affiliate of the Fund as of the date of this report. The amount shown on the Statements of Operations includes a change in unrealized appreciation (depreciation) of $(1,336,933) from this security which was the entire amount of the unrealized appreciation of Universal Electronics, Inc. as of 10/31/22.

Expense limitations  |  Carillon Tower has contractually agreed to reduce its fees and/or reimburse expenses to each class of the Funds through February 28, 2023 to the extent that the annual operating expense ratio for each class of shares exceeds the following annualized ratios as a percentage of the average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	1.00%	1.75%	0.70%	1.25%	0.70%	0.60%	1.00%
International Stock Fund*	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Growth & Income Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Small Cap Growth Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Mid Cap Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%
Small Cap Fund	1.25%	2.00%	0.95%	1.50%	0.95%	0.85%	1.25%
Core Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Core Plus Bond Fund	0.80%	1.55%	0.40%	1.05%	0.50%	0.40%	0.80%
Unconstrained Bond Fund	0.80%	1.55%	0.50%	1.05%	0.50%	0.40%	0.80%

* Prior to the Board approved changes effective March 1, 2022, the expense limitation rate schedule for the International Stock Fund was as follows:

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Notes to Financial Statements

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Expense limitations rate schedule	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
International Stock Fund	1.45%	2.20%	1.15%	1.70%	1.15%	1.05%	1.45%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed 11/1/21 to 10/31/22	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$243,914	$12,648	$581,615	$689	$8,144	$1,630	$11
International Stock Fund	70,280	31,360	443,746	3,429	190	160,352	268
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—
Core Bond Fund	6,293	13,077	1,148,555	281	11	3,701	76,801
Core Plus Bond Fund	4,900	5,889	2,679,536	217	5	6,911	84,279
Unconstrained Bond Fund	13,593	5,855	3,733,381	19	1,569	309,975	104,011

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Carillon Tower prior to their expiration date. Any previously waived and/or reimbursed fees and expenses are recoverable by Carillon Tower only from the same class of shares and within two years from the Fund’s fiscal year-end during which the fees and expenses were originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Carillon Tower within the following two fiscal years when fees and expenses in the current fiscal year fall below the lesser of the current expense cap or the expense cap in effect at the time of the waiver and/or reimbursement. Carillon Tower receives payments from ClariVest and Scout for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to ClariVest and Scout any recoupment that Carillon Tower receives from the Funds. The following tables show the amounts that Carillon Tower may be allowed to recover by class of shares and the dates that these amounts will expire:

Recoverable expenses - 10/31/2024	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$243,914	$12,648	$581,615	$689	$8,144	$1,630	$11
International Stock Fund	70,280	31,360	443,746	3,429	190	160,352	268
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—
Core Bond Fund	6,293	13,077	1,148,555	281	11	3,701	76,801
Core Plus Bond Fund	4,900	5,889	2,679,536	217	5	6,911	84,279
Unconstrained Bond Fund	13,593	5,855	3,733,381	19	1,569	309,975	104,011

Recoverable expenses - 10/31/2023	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$228,446	$14,380	$583,383	$773	$9,211	$2,537	$20
International Stock Fund	119,321	61,753	166,198	18,321	152	4,114	491
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	—
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	—	—	—	—
Core Bond Fund	5,606	14,994	1,596,984	132	11	1,721	104,214
Core Plus Bond Fund	6,731	8,049	3,045,629	129	7	3,379	139,037
Unconstrained Bond Fund	5,880	6,656	3,415,623	30	463	210,822	170,371

59

Notes to Financial Statements

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The Manager recovered previously waived expenses during the fiscal year ended October 31, 2022 as follows:

Recovered fees previously waived	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6	Class Y
Capital Appreciation Fund	$—	$—	$—	$—	$—	$—	$—
International Stock Fund	—	—	—	—	—	—	—
Growth & Income Fund	—	—	—	—	—	—	—
Mid Cap Growth Fund	—	—	—	—	—	—	—
Small Cap Growth Fund	—	—	—	—	—	—	4
Mid Cap Fund	—	—	—	—	—	—	—
Small Cap Fund	—	—	—	33	25	—	—
Core Bond Fund	—	—	—	—	—	—	—
Core Plus Bond Fund	—	—	—	—	—	—	—
Unconstrained Bond Fund	—	—	—	—	—	—	—

Trustees and officers compensation  |  Each Trustee of the Carillon Family of Funds receives an annual retainer along with meeting fees for those Carillon Family of Funds’ regular or special meetings attended in person and 25% of such meeting fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a fund, Trustees’ fees and expenses are paid equally by each Fund in the Carillon Family of Funds.

Certain officers of the Carillon Family of Funds may also be officers and/or directors of Carillon Tower. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation was paid equally by each Fund in the Carillon Family of Funds through February 28, 2022. Beginning on March 1, 2022 none of the Chief Compliance Officer’s total compensation is paid by the Funds.

NOTE 5  |  Federal income taxes and distributions  |  Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since each of the Funds intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2019 to October 31, 2022) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and net realized gains for financial reporting purposes. These differences primarily relate to deferral of losses from wash sales and non-REIT return of capital.

For income tax purposes, distributions paid during the fiscal periods indicated were as follows:

		Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Ordinary Income	11/1/21 to 10/31/22	$1,681,717	$235,421	$28,584,931	$—	$—
	11/1/20 to 10/31/21	1,109,904	75,569	14,067,522	—	—
Long-term capital gain	11/1/21 to 10/31/22	40,546,373	—	62,936,437	759,309,582	595,177,275
	11/1/20 to 10/31/21	67,595,786	—	27,311,606	166,160,322	511,775,483

		Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Ordinary Income	11/1/21 to 10/31/22	$79,256,173	$7,113,774	$7,801,789	$20,714,439	$28,208,428
	11/1/20 to 10/31/21	16,967,987	6,780,837	17,583,235	64,698,216	21,332,749
Long-term capital gain	11/1/21 to 10/31/22	417,452,815	50,552,951	—	—	—
	11/1/20 to 10/31/21	62,342,028	21,192,210	231,923	3,894,278	—

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The reclassifications arise from permanent book/tax differences primarily attributable to net operating losses, equalization, non-deductible expenses, foreign currency transactions, return of capital distributions from REITs, return of capital distributions from non-REITs, paydowns on debt securities, sales adjustments due to passive foreign investment companies, and investments in swaps. The reclassifications were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Paid-in capital	$(1)	$—	$—	$(28,133,651)	$79,632,710
Total distributable earnings (loss)	1	—	—	28,133,651	(79,632,710)

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Notes to Financial Statements

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	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Paid-in capital	$2,088,517	$44,691	$—	$—	$—
Total distributable earnings (loss)	(2,088,517)	(44,691)	—	—	—

At October 31, 2022, capital loss carryforwards and late year loss deferrals are as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Capital loss carryforwards utilized 11/1/21 to 10/31/22	$—	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/22	—	11,441,552	—	—	—
Late year loss deferrals available at 10/31/22	—	—	—	17,001,157	3,334,658

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Capital loss carryforwards utilized 11/1/21 to 10/31/22	$—	$—	$—	$—	$—
Capital loss carryforwards available indefinitely at 10/31/22	—	—	44,639,051	101,510,070	27,336,985
Late year loss deferrals available at 10/31/22	—	1,098,966	—	—	—

Capital loss carryforwards may be used to offset future realized gains and late year loss deferrals (net losses incurred from January 1, 2022 to October 31, 2022) may be used to offset ordinary income as of the first day of the following fiscal year.

At October 31, 2022, the components of distributable earnings (losses) on a tax basis were as follows:

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Cost of investments	$201,762,589	$354,139,176	$597,021,587	$4,014,726,446	$831,873,183
Gross unrealized appreciation	190,723,612	17,686,849	255,737,355	2,051,201,849	270,604,286
Gross unrealized depreciation	(16,870,387)	(55,035,290)	(33,436,494)	(247,709,463)	(112,134,900)
Net unrealized appreciation/(depreciation)	173,853,225	(37,348,441)	222,300,861	1,803,492,386	158,469,386
Undistributed ordinary income	247,083	2,148,841	435,479	—	—
Undistributed long-term gain	57,854,996	—	44,499,704	77,040,134	238,385,178
Total undistributed earnings	58,102,079	2,148,841	44,935,183	77,040,134	238,385,178
Other accumulated gains (losses)	—	(11,848,623)	—	(17,001,157)	(3,334,658)
Total distributable earnings (loss)	$231,955,304	$(47,048,223)	$267,236,044	$1,863,531,363	$393,519,906

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Cost of investments	$3,656,657,915	$201,017,977	$492,580,653	$1,366,348,091	$1,195,633,427
Gross unrealized appreciation	508,577,976	109,992,311	306,694	1,048,211	2,112,473
Gross unrealized depreciation	(345,849,293)	(35,926,644)	(42,530,673)	(109,908,477)	(79,802,368)
Net unrealized appreciation/(depreciation)	162,728,683	74,065,667	(42,223,979)	(108,860,266)	(77,689,895)
Undistributed ordinary income	34,877,656	—	851,503	10,839,257	5,739,142
Undistributed long-term gain	109,889,430	8,383,325	—	—	—
Total undistributed earnings	144,767,086	8,383,325	851,503	10,839,257	5,739,142
Other accumulated gains (losses)	—	(1,106,141)	(44,639,051)	(101,544,918)	(26,799,473)
Total distributable earnings (loss)	$307,495,769	$81,342,851	$(86,011,527)	$(199,565,927)	$(98,750,226)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) was attributable primarily to the tax deferral of losses from wash sales and differences in the accounting treatment for non-REIT returns of capital, investments in passive foreign investment companies and swaps.

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NOTE 6  |  Other Derivative Information  |  At October 31, 2022, the Funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

			Asset	Liability
	Risk Exposure Category	Statements of Assets and Liabilities Location	Fair Value Amount	Fair Value Amount
Core Plus Bond Fund	Credit & Currency	Open credit default swap contracts, at value*	$(86,512)	N/A
	Interest rate	Unrealized appreciation - open futures contracts^	9,505,552	N/A
	Interest rate	Unrealized depreciation - open futures contracts^	N/A	$9,871,874
	Currency	Unrealized appreciation - open forward contracts	62,191	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	1,719,275

	Total		$9,481,231	$11,591,149

Unconstrained Bond Fund	Credit & Currency	Open credit default swap contracts, at value*	$(125,234)	N/A
	Interest rate	Written options, at value	N/A	$354,382
	Interest rate	Unrealized appreciation - open futures contracts^	29,601,496	N/A
	Interest rate	Unrealized depreciation - open futures contracts^	N/A	37,795,506
	Currency	Unrealized appreciation - open forward contracts	130,969	N/A
	Currency	Unrealized depreciation - open forward contracts	N/A	3,982,991

	Total		$29,607,231	$42,132,879

* Included in Deposit at broker - open swap contracts.

^ Included in Deposit at broker - open futures contracts.

Financial Accounting Standards Board Accounting Update 2011-11, Disclosures about Offsetting Assets and Liabilities requires an entity that has financial instruments that are either 1) offset or 2) subject to an enforceable master netting arrangement or similar agreement to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of October 31, 2022, the Funds did not hold any financial or derivative instruments that are offset or subject to enforceable master netting agreements (or related arrangements).

For the fiscal year ended October 31, 2022, the effect of derivative contracts on the Funds’ Statements of Operations is as follows:

	Risk Exposure Category	Derivative Instrument	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Core Bond Fund	Credit	Swap contracts	$89,711	$(4,359)

	Total		$89,711	$(4,359)

Core Plus Bond Fund	Credit & currency	Swap contracts	$4,059,673	$2,312,332
	Inflation	Swap contracts	2,011,629	—
	Interest rate & currency	Futures contracts	2,127,663	1,111,438
	Currency	Forward contracts	(632,857)	(5,178,848)

	Total		$7,566,108	$(1,755,078)

Unconstrained Bond Fund	Equity	Written options	$4,576,739	$—
	Credit & currency	Swap contracts	11,049,321	4,840,673
	Inflation	Swap contracts	(1,731,598)	—
	Interest rate & currency	Futures contracts	12,525,043	(7,679,640)
	Currency	Forward contracts	(9,618,867)	(8,378,886)

	Total		$16,800,638	$(11,217,853)

Refer to Note 2 for additional information regarding investments in derivatives.

NOTE 7  |  Securities lending  |  To earn additional income, each Fund may loan portfolio securities to qualified broker dealers. The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations. The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it may choose to do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. While securities are on loan,

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the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount may be received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend. Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Each security on loan as of the date of this report is footnoted on each Fund’s Investment Portfolio, along with the total value of all securities on loan. Cash collateral received for securities on loan has been invested in the First American Government Obligations Fund Class X (the “money market fund”). The money market fund is included in each respective Fund’s Investment Portfolio and is footnoted as having been purchased with cash collateral received for securities on loan. The value of the money market fund is included as an asset on the Statements of Assets and Liabilities as part of “Investments—unaffiliated, at value.” A liability of equal value to the cash collateral received and subsequently invested in the money market fund is included on the Statements of Assets and Liabilities as “Payable for securities lending collateral received.” Income earned from securities lending, net of applicable fees, is shown on the Statement of Operations as income from “Securities lending, net.”

NOTE 8  |  Line of Credit  |  As of October 31, 2022, the Trust has a secured line of credit of up to $350,000,000 with U.S. Bank N.A, secured by a first priority lien on the Trust’s assets. Each Fund, except International Stock Fund, may borrow up to 33.33% of the net market value of such fund’s assets. International Stock Fund may borrow up to 30.00% of the net market value of such fund’s assets. The maximum aggregate borrowing limit is $350,000,000 for all Funds. Borrowings under this arrangement bear interest at U.S. Bank N.A.‘s prime rate minus 1.00%, which as of October 31, 2022 was 5.25% (prime rate of 6.25% minus 1.00%). The following table shows the details of the Funds’ borrowing activity during the fiscal year ended October 31, 2022. Funds that are not listed did not utilize the line of credit during the period.

	Maximum Outstanding Balance	Average Daily Balance	Total Interest Incurred	Average Annual Interest Rate
Capital Appreciation Fund	$42,656,000	$241,049	$9,032	3.70%
International Stock Fund	764,000	9,101	245	2.66
Growth & Income Fund	18,729,000	98,501	4,494	4.50
Mid Cap Growth Fund	12,737,000	135,512	3,091	2.25
Small Cap Growth Fund	56,290,000	1,321,068	39,442	2.94
Mid Cap Fund	42,350,000	151,819	4,492	2.92
Small Cap Fund	5,596,000	54,134	2,882	5.25
Unconstrained Bond Fund	19,000	52	2	3.00

As of October 31, 2022, none of the Funds had any outstanding borrowings under the line of credit.

NOTE 9  |  New accounting pronouncements and regulatory changes  |  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management is continuing to evaluate the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

In October 2022, the Securities and Exchange Commission adopted amendments to the requirements for annual and semi-annual shareholder reports provided by mutual funds and exchange-traded funds (ETFs) to highlight key information for investors. The Commission’s final rule amendments will require mutual funds and ETFs that are registered on Form N-1A (“open-end funds” or “funds”) to transmit to shareholders concise and visually engaging annual and semi-annual reports that highlight information that is particularly important for retail shareholders to assess and monitor their fund investments on an ongoing basis. The final rule amendments also facilitate funds’ ability to make electronic versions of their shareholder reports more user-friendly and interactive. In addition, open-end funds will be required to tag the information in their shareholder reports using Inline XBRL structured data language. The new rules will require that funds make available online certain information that may be more relevant to investors and financial professionals who desire more in-depth information. This information also must be

63

Notes to Financial Statements

10.31.2022

delivered free of charge upon request and filed on a semi-annual basis on Form N-CSR. This information includes, for example, a fund’s schedule of investments and other financial statement elements. The final rule amendments include requirements that will help ensure that investors can easily reach and navigate the information that appears online. The Commission adopted amendments to exclude open-end funds from the scope of rule 30e-3, which generally permits certain registered investment companies to satisfy shareholder report transmission requirements by making these reports and other materials available online and providing a notice of the reports’ online availability, instead of directly providing the reports to shareholders. The amendments excluding open-end funds from rule 30e-3 are intended to help ensure that all open-end fund investors will experience the benefits of the new tailored shareholder reports. Open-end fund shareholders will directly receive the new tailored annual and semi-annual reports, either in paper or, if the shareholder has so elected, electronically. These updates are effective January 24, 2023 with an 18-month transition period for funds to comply with the new framework. Management is currently evaluating the impact of these updates on the Funds’ annual and semi-annual shareholder reports.

NOTE 10  |  Other Matters  |  The ongoing novel coronavirus (“COVID-19”) pandemic has disrupted markets globally and caused significant uncertainty in the global economy. The pandemic has resulted in, among other things, travel restrictions, closed international borders, prolonged quarantines, cancellations, and supply chain disruptions, as well as general concern and uncertainty. Although an economic expansion is underway, it continues to be uneven and characterized by meaningful dispersion across sectors and industries. The duration, extent, and ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds are impossible to predict and will continue to evolve. The effects may impact the value and performance of the Funds, their ability to buy and sell investments at appropriate valuations, their ability to achieve their investment objectives, and their cash flows.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

NOTE 11  |  Fund Reorganization  |  After the close of business on July 15, 2022, the International Stock Fund acquired the net assets of the Carillon ClariVest International Fund (“International Fund”) pursuant to Plan of Reorganization and Termination as approved by the Board of Trustees on November 19, 2021. The purpose was to consolidate funds of the Trust that are similar investment products and potentially increase the Trust’s operational efficiency. The reorganization was accomplished with tax-free exchanges resulting in the following issuances of shares by the International Stock Fund in exchange for the outstanding shares of the International Fund:

	International Stock Fund
	Proceeds from shares issued	Shares issued	Exchange ratio
Class A	$799,575	46,794	0.46076595
Class C	100,417	6,001	0.46245421
Class I	324,097,197	18,992,034	0.46891848
Class R-3	9,922	584	0.46734367
Class R-5	10,180	596	0.46835058
Class R-6	254,665	14,870	0.46532133
Class Y	12,776	752	0.46722546

Total	$325,284,732	19,061,631	N/A

The International Fund’s net assets at the reorganization date of $325,284,732, including $33,738,085 of unrealized depreciation, were combined with those of the International Stock Fund. Assuming the acquisition had been completed on November 1, 2021, the beginning of the annual reporting period of the International Stock Fund, pro forma results of operations for the fiscal year ended October 31, 2022, would include net investment income of $11,280,120, and net loss on investments of $(108,626,256) resulting in a decrease in net assets from operations of $(97,346,136). Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization date, it is not practicable to separate the amounts of revenue and earnings of the International Fund that have been included in the International Stock Fund‘s statement of operations since the reorganization date. Prior to the reorganization, the net assets of the International Stock Fund totaled $28,216,648. Immediately after the reorganization, the net assets of the International Stock Fund totaled $353,501,380.

NOTE 12  |  Subsequent events  |  On October 14, 2022, The Kroger Co. (“Kroger”) and Albertson’s Companies, Inc. (“ACI”) announced a definitive merger agreement (“ACI Merger”), with Kroger continuing as the surviving public company. In connection with the ACI Merger, ACI announced a $6.85 per share special cash dividend which was payable on November 7, 2022, to ACI shareholders of record as of the close of business on October 24, 2022. Accordingly, dividend income was recognized in the Carillon Scout Mid Cap Fund (see also Financial Highlights). Subsequent to October 31, 2022, the special cash dividend has become the subject of litigation and as a result, the dividend has been delayed pending the outcome of the legal proceedings. The merger and related transactions (including the declaration and payment of the special dividend) are subject to regulatory and other approvals, and potential litigation, any of which could affect their expected timing and likelihood of completion.

The Manager has evaluated subsequent events through December 16, 2022, the date these financial statements were issued, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Carillon Series Trust and Shareholders of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund (constituting Carillon Series Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Tampa, Florida

December 16, 2022

We have served as the auditor of one or more investment companies in Carillon Series Trust since 1985.

65

Liquidity Risk Management Program

(UNAUDITED)

As required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Carillon Series Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (“Board”) has designated Raymond James Investment Management as Program administrator (“Administrator”). The Administrator has, in turn, established a Liquidity Risk Management Committee, which is responsible for overseeing the administration and assessing the effectiveness of the Program. A Fund’s “liquidity risk” is the risk that a Fund could not meet redemption requests without significant dilution of the remaining shareholders’ interest in the Funds.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually, taking into consideration a variety of factors including, as applicable, the Fund’s investment strategy, liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed market conditions. Each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program also provides for the Administrator to determine a Fund’s highly liquid investment minimum or “HLIM” if it is determined that a Fund does not primarily hold assets that are highly liquid investments. The Administrator has determined that each Fund primarily holds highly liquid investments, and, therefore is not required to establish a HLIM. In accordance with the Liquidity Rule, the Program also limits the Funds’ investments in illiquid investments to no more than 15% of a Fund’s net assets and includes procedures for in-kind redemptions.

At a meeting of the Board held on May 20, 2022, the Board received a written report (the “Report”) from the Administrator describing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022 (“Review Period”). Based on its assessment, the Administrator concluded that (1) each Fund’s investment strategy remained appropriate for an open-end fund; (2) the Program is effectively designed to assess and manage the Funds’ liquidity risk; (3) the Funds’ liquidity risk remains low; and (4) each Fund held sufficient highly liquid assets to meet fund redemptions. The Administrator further reported that there had been no material changes to the Program and no material violations of the Program during the Review Period. The Report stated that the Administrator believes that the Program continues to be an effective tool to manage and mitigate the Funds’ liquidity risk.

2022 Federal Tax Notice

(UNAUDITED)

The following information for the fiscal year ended October 31, 2022 for the Carillon Family of Funds is provided pursuant to provisions of the Internal Revenue Code.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

The amounts shown may differ from amounts disclosed elsewhere in this report due to differences between tax and financial reporting requirements.

	Capital Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Qualified dividend income	100.00%	100.00%	88.03%	0.00%	0.00%
Dividends received deduction	100.00%	0.00%	84.89%	0.00%	0.00%
Short-term capital gain distributions	92.63%	0.00%	46.82%	0.00%	0.00%
Long-term capital gains	$40,546,373	$0	$62,936,437	$759,309,582	$688,259,525

	Mid Cap Fund	Small Cap Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Qualified dividend income	47.15%	18.09%	0.00%	0.00%	0.00%
Dividends received deduction	44.54%	18.09%	0.00%	0.00%	0.00%
Short-term capital gain distributions	95.64%	98.41%	0.00%	0.00%	0.00%
Long-term capital gains	$417,452,815	$50,552,951	$0	$0	$0

66

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other fund expenses. The following sections are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial adviser.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment made in each Fund on May 1, 2022 and held through October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes  |  The table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2022 through October 31, 2022 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Capital Appreciation Fund
Class A	$1,000.00	$913.00	$4.82	$1,020.16	$5.09	1.00%
Class C	1,000.00	909.60	8.42	1,016.38	8.89	1.75
Class I	1,000.00	914.40	3.38	1,021.68	3.57	0.70
Class R-3	1,000.00	911.90	6.02	1,018.90	6.36	1.25
Class R-5	1,000.00	914.60	3.38	1,021.68	3.57	0.70
Class R-6	1,000.00	917.90	2.90	1,022.18	3.06	0.60
Class Y	1,000.00	912.90	4.82	1,020.16	5.09	1.00

International Stock Fund
Class A	1,000.00	880.30	5.92	1,018.90	6.36	1.25
Class C	1,000.00	876.90	9.46	1,015.12	10.16	2.00
Class I	1,000.00	881.20	4.50	1,020.42	4.84	0.95
Class R-3	1,000.00	879.10	7.10	1,017.64	7.63	1.50
Class R-5	1,000.00	881.30	4.50	1,020.42	4.84	0.95
Class R-6	1,000.00	882.10	4.03	1,020.92	4.33	0.85
Class Y	1,000.00	879.70	5.92	1,018.90	6.36	1.25

Growth & Income Fund
Class A	1,000.00	952.20	4.72	1,020.37	4.89	0.96
Class C	1,000.00	948.90	8.25	1,016.74	8.54	1.68
Class I	1,000.00	953.80	3.40	1,021.73	3.52	0.69
Class R-3	1,000.00	950.90	6.20	1,018.85	6.41	1.26
Class R-5	1,000.00	953.30	3.50	1,021.63	3.62	0.71
Class R-6	1,000.00	954.20	3.05	1,022.08	3.16	0.62
Class Y	1,000.00	952.20	4.97	1,020.11	5.14	1.01

Mid Cap Growth Fund
Class A	1,000.00	942.10	5.09	1,019.96	5.30	1.04
Class C	1,000.00	938.80	8.41	1,016.53	8.74	1.72
Class I	1,000.00	943.70	3.58	1,021.53	3.72	0.73
Class R-3	1,000.00	940.80	6.31	1,018.70	6.56	1.29
Class R-5	1,000.00	943.50	3.63	1,021.48	3.77	0.74
Class R-6	1,000.00	944.00	3.14	1,021.98	3.26	0.64
Class Y	1,000.00	942.10	5.09	1,019.96	5.30	1.04

Small Cap Growth Fund
Class A	1,000.00	982.00	5.65	1,019.51	5.75	1.13
Class C	1,000.00	978.30	9.08	1,016.03	9.25	1.82
Class I	1,000.00	983.40	4.15	1,021.02	4.23	0.83
Class R-3	1,000.00	980.90	6.89	1,018.25	7.02	1.38
Class R-5	1,000.00	983.20	4.15	1,021.02	4.23	0.83
Class R-6	1,000.00	983.90	3.65	1,021.53	3.72	0.73
Class Y	1,000.00	982.50	5.00	1,020.16	5.09	1.00

67

Understanding Your Ongoing Costs

(UNAUDITED)    |    10.31.2022

68

		Actual expenses		Hypothetical expenses

	Beginning Account Value	Ending Account Value	Expenses paid during period (a)	Ending Account Value	Expenses paid during period (a)	Annualized expense ratio

Mid Cap Fund
Class A	$1,000.00	$902.50	$5.99	$1,018.90	$6.36	1.25%
Class C	1,000.00	899.30	9.43	1,015.27	10.01	1.97
Class I	1,000.00	904.10	4.61	1,020.37	4.89	0.96
Class R-3	1,000.00	901.40	7.24	1,017.59	7.68	1.51
Class R-5	1,000.00	903.90	4.61	1,020.37	4.89	0.96
Class R-6	1,000.00	904.50	4.13	1,020.87	4.38	0.86
Class Y	1,000.00	902.40	5.99	1,018.90	6.36	1.25

Small Cap Fund
Class A	1,000.00	975.00	5.92	1,019.21	6.06	1.19
Class C	1,000.00	971.10	9.59	1,015.48	9.80	1.93
Class I	1,000.00	976.10	4.73	1,020.42	4.84	0.95
Class R-3	1,000.00	973.80	7.46	1,017.64	7.63	1.50
Class R-5	1,000.00	976.40	4.73	1,020.42	4.84	0.95
Class R-6	1,000.00	977.00	4.24	1,020.92	4.33	0.85
Class Y	1,000.00	975.30	5.53	1,019.61	5.65	1.11

Core Bond Fund
Class A	1,000.00	920.60	3.87	1,021.17	4.08	0.80
Class C	1,000.00	916.60	7.49	1,017.39	7.88	1.55
Class I	1,000.00	922.60	1.94	1,023.19	2.04	0.40
Class R-3	1,000.00	919.60	5.08	1,019.91	5.35	1.05
Class R-5	1,000.00	922.00	2.42	1,022.68	2.55	0.50
Class R-6	1,000.00	922.80	1.94	1,023.19	2.04	0.40
Class Y	1,000.00	920.70	3.87	1,021.17	4.08	0.80

Core Plus Bond Fund
Class A	1,000.00	933.20	3.90	1,021.17	4.08	0.80
Class C	1,000.00	929.40	7.54	1,017.39	7.88	1.55
Class I	1,000.00	934.90	1.95	1,023.19	2.04	0.40
Class R-3	1,000.00	931.60	5.11	1,019.91	5.35	1.05
Class R-5	1,000.00	934.30	2.44	1,022.68	2.55	0.50
Class R-6	1,000.00	934.90	1.95	1,023.19	2.04	0.40
Class Y	1,000.00	933.20	3.90	1,021.17	4.08	0.80

Unconstrained Bond Fund
Class A	1,000.00	974.20	3.98	1,021.17	4.08	0.80
Class C	1,000.00	971.30	7.70	1,017.39	7.88	1.55
Class I	1,000.00	976.10	2.49	1,022.68	2.55	0.50
Class R-3	1,000.00	972.70	5.22	1,019.91	5.35	1.05
Class R-5	1,000.00	976.10	2.49	1,022.68	2.55	0.50
Class R-6	1,000.00	976.00	1.99	1,023.19	2.04	0.40
Class Y	1,000.00	974.40	3.98	1,021.17	4.08	0.80

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

Renewal of Investment Advisory and Subadvisory Agreements

(UNAUDITED)

Overview  |  At meetings held on August 18-19, 2022, the Board of Trustees (“Board” or “Trustees”) of Carillon Series Trust (“Trust”), including its independent members (the “Independent Trustees”), approved the renewal of the investment advisory agreement between Carillon Tower Advisers, Inc. (“Carillon Tower”) and the Trust, on behalf of the Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the funds mentioned is referred to as a “Fund” and, collectively, as the “Funds.”

The Board also approved the renewal of the investment subadvisory agreements between Carillon Tower and: (1) ClariVest Asset Management LLC (“ClariVest”), the subadviser to the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; (2) Eagle Asset Management, Inc. (“Eagle”), the subadviser to the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and (3) Scout Investments, Inc. (“Scout”), the subadviser to the Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. Each of the investment advisory and subadvisory agreements is referred to herein as an “Agreement” and, collectively, as the “Agreements.”

On an annual basis, the Board considers the renewal of the Agreements. As part of the annual renewal process, the Board took into consideration information and reports it was provided throughout the year relevant to the annual renewal of the Agreements, including: information regarding the services and support provided to the Funds and their shareholders by Carillon Tower, ClariVest, Eagle, Scout, U.S. Bank Global Fund Services, a third party that provides sub-administration, transfer agency and fund accounting services to the Funds, and U.S. Bank National Association, which provides custody services to the Funds; information on the Funds’ performance and commentary on the performance presented by Raymond James Financial, Inc.’s (“RJF”) Asset Management Services and Fund portfolio managers; presentations by Fund portfolio managers addressing, as applicable, the investment philosophy, investment strategies, personnel and operations of ClariVest, Eagle and Scout; and compliance and financial reports concerning the Funds, as well as responses by Carillon Tower, Eagle, ClariVest and Scout to issues raised therein. The Board also considered information on relevant developments in the mutual fund industry and how the Funds and/or Carillon Tower are responding to them.

In addition, throughout the year, the Board regularly met with senior management personnel and reviewed information prepared by Carillon Tower and the Funds’ subadvisers regarding the Funds’ expenses and performance.

Carillon Tower, ClariVest, Eagle and Scout also prepared comprehensive responses to items of information requested by counsel to the Independent Trustees in letters to Carillon Tower, ClariVest, Eagle and Scout, to assist the Board in determining whether to renew the Agreements. These responses contained substantial and detailed information regarding the Funds and, as applicable, Carillon Tower, ClariVest, Eagle and Scout. The responses also included information regarding the performance of the Funds as compared to funds within their Morningstar, Inc. category (“Morningstar Category”), Broadridge Financial Solutions, Inc. (“Broadridge”) performance universe, benchmark indices, and, as applicable, a composite of similar accounts managed by ClariVest, Eagle or Scout, and the Funds’ expenses relative to funds within the applicable Fund’s Broadridge expense group and expense universe. The Board posed questions to various management personnel of Carillon Tower regarding certain aspects of the materials submitted in support of the renewal. The Board accorded appropriate weight to the work, deliberations and conclusions of its various committees in determining whether to continue the Agreements.

In voting to renew the Agreements, the Board considered whether the approval of the Agreements would be in the best interest of each Fund and its shareholders, an evaluation based on various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the estimated costs of the services provided to the Funds and the estimated profits realized by Carillon Tower and its affiliates, including ClariVest, Eagle and Scout, from their relationships with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Carillon Tower, ClariVest, Eagle and Scout with other clients (such as pension funds and other institutional investors); and (7) any benefits derived by Carillon Tower, ClariVest, Eagle and Scout from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August 2022 meetings to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements, and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services  |  The Board considered that the personnel responsible for the Funds at Carillon Tower are experienced in providing investment advisory services to the Funds; that the personnel responsible for the Funds at ClariVest, Eagle and Scout are experienced in providing portfolio management services for the Funds; and that Carillon Tower, ClariVest, Eagle and Scout have provided a continuous investment program for the Funds. The Board considered that Carillon Tower oversees and monitors the performance of, and services provided by, ClariVest, Eagle, Scout and the Funds’ other service providers. The Board also considered that Carillon Tower and its affiliate, Carillon Fund Distributors, Inc. (“CFD”), provide certain administration and distribution services to the Funds. In addition, the Board considered that Carillon Tower and its affiliates are responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law and implementation of Board directives as they relate to the Funds. The Board considered that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Carillon Tower’s competitors, and that the Funds’ shareholders have chosen to invest in the Funds.

The Board considered that: ClariVest is responsible for making investment decisions on behalf of the Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund; Eagle is responsible for making investment decisions on behalf of the Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund; and Scout is responsible for making investment decisions on behalf of the Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund. The Board considered that ClariVest, Eagle and Scout are responsible for placing all orders for the purchase and sale of securities and other investments for the Funds that they manage. The Board also considered: (1) information regarding the Carillon Tower, ClariVest, Eagle and Scout personnel who provide services to the Funds; (2) certifications as to the adequacy of the compliance programs of Carillon Tower, ClariVest, Eagle and Scout; (3) the financial information provided regarding Carillon Tower, ClariVest, Eagle and Scout; and (4) Carillon Tower’s recommendations to continue to retain ClariVest, Eagle and Scout to provide portfolio management services to the Funds.

Investment Performance  |  The Board considered comparisons of each Fund’s Class I performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2022, relative to the average performance of its Morningstar Category, Broadridge performance universe and benchmark indices. For each Fund, as relevant, the Board also considered explanations from Carillon Tower and the subadvisers regarding underperformance relative to the Fund’s Morningstar Category, Broadridge performance universe and/or benchmark indices. While the Board found the Morningstar data generally useful, the Board recognized the limitations of such

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data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board concluded that it was generally satisfied with each Fund’s overall performance and portfolio management over different time periods and market cycles.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2022; and (2) the Fund outperformed its benchmark index for the one-year period, and underperformed for all other relevant periods.

With respect to the Carillon ClariVest International Stock Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year and five-year periods ended June 30, 2022; (2) the Fund underperformed the median of its Morningstar Category for the one-year period, and outperformed for the three-year and five-year periods; and (3) the Fund outperformed its benchmark index for the one-year and three-year periods ended June 30, 2022, and underperformed for the five-year period.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year, five-year and ten-year periods ended June 30, 2022; (2) the Fund outperformed the median of its Morningstar Category for the one-year, five-year and ten-year periods, and underperformed for the three-year period; and (3) the Fund outperformed its benchmark index for the one-year period, and underperformed for all other relevant periods.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2022.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2022; and (2) the Fund outperformed its benchmark index for the one-year and three-year periods, and underperformed for the five-year and ten-year periods.

With respect to the Carillon Scout Mid Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund underperformed the median of its Broadridge performance universe and Morningstar Category for the one-year period ended June 30, 2022, and outperformed for the three-year, five-year and ten-year periods; and (2) the Fund outperformed its benchmark index for all relevant periods.

With respect to the Carillon Scout Small Cap Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe for the one-year, three-year and ten-year periods ended June 30, 2022, and underperformed for the five-year period; (2) the Fund outperformed the median of its Morningstar Category for one-year, five-year and ten-year periods ended June 30, 2022, and underperformed for the three-year period; and (3) the Fund outperformed its benchmark index for all relevant periods.

With respect to the Carillon Reams Core Bond Fund, the Board considered a number of factors regarding performance, including that the Fund outperformed the median of its Broadridge performance universe and Morningstar Category, and its benchmark index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2022.

With respect to the Carillon Reams Core Plus Bond Fund, the Board considered a number of factors regarding performance, including: (1) the Fund outperformed the median of its Broadridge performance universe and Morningstar Category for the one-year, three-year, five-year and ten-year periods ended June 30, 2022; and (2) the Fund underperformed its benchmark index for the one-year period, and outperformed for the three-year, five-year and ten-year periods.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered a number of factors regarding performance, including that the Fund underperformed the median of its Broadridge performance universe and Morningstar Category, and its current and prior benchmark indices, for the one-year period ended June 30, 2022 and outperformed for the thee-year, five-year and ten-year periods.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Carillon Tower under the Agreements, the subadvisory fee rate payable by Carillon Tower to ClariVest, Eagle and Scout, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board considered that the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower by a Fund. The Board also considered the advisory fee rates paid to ClariVest, Eagle and Scout for any other accounts each subadviser manages in the same strategy as the relevant Fund. In addition, the Board considered comparisons of each Fund’s total expenses, based on data for the Fund’s latest fiscal year end, to the median total expenses of the applicable Fund’s Broadridge expense group and expense. The Board also considered that Carillon Tower had undertaken contractual expense limitations with respect to the Funds. With respect to ClariVest and Scout, the Board considered that, to the extent that Carillon Tower waives its advisory fee or reimburses expenses, the amount that Carillon Tower pays to ClariVest or Scout is reduced by an equal amount. The Board also considered that, if Carillon Tower subsequently recoups previously waived advisory fees or reimbursed expenses from a Fund for which ClariVest or Scout is a subadviser, Carillon Tower makes a payment to ClariVest or Scout in an amount equal to the recoupment.

With respect to the Carillon ClariVest Capital Appreciation Fund, the Board considered that the Fund’s contractual advisory fee was lower than the median of its Broadridge expense group and higher than the median of its expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon ClariVest International Stock Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Growth & Income Fund, the Board considered that the Fund’s contractual and actual advisory fees were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Mid Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Eagle Small Cap Growth Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Mid Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were higher than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Scout Small Cap Fund, the Board considered that the Fund’s contractual advisory fee and actual advisory fee were lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Core Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

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With respect to the Carillon Reams Core Plus Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

With respect to the Carillon Reams Unconstrained Bond Fund, the Board considered that the Fund’s contractual advisory fee was higher than the median of its Broadridge expense group and expense universe, and its actual advisory fee was lower than the median of its Broadridge expense group and expense universe.

Costs, Profitability and Economies of Scale  |  The Board considered Carillon Tower’s estimated costs and profitability in providing services to the Funds, consolidated with the Funds’ subadvisers. The Board also considered that each subadviser is an indirect wholly-owned subsidiary of RJF. The Board considered that, because the subadvisory fee rate paid by Carillon Tower to ClariVest, Eagle or Scout, as applicable, is identical to the advisory fee rate paid to Carillon Tower, Carillon Tower retains none of the advisory fees received from the Funds. In addition, the Board considered that the estimated costs and profitability of ClariVest, Eagle and Scout generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Carillon Tower’s advisory fee rate and estimated profitability and the Funds’ overall expense ratios. The Board also considered the management services that Carillon Tower provides to each Fund.

In addition, the Board considered that the advisory fee rate structures for certain of the Funds provide for breakpoints, which are a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through: (1) reduced advisory fees achieved when a

Fund’s asset size reaches breakpoints in the fee schedules instituted by Carillon Tower; or (2) allocation of fixed expenses over a larger asset size.

Benefits  |  In evaluating compensation, the Board considered benefits that may be realized by Carillon Tower, ClariVest, Eagle, Scout and their respective affiliates from their relationships with the Funds. The Board took into consideration that Carillon Tower and its affiliates have entered into revenue sharing agreements with third parties for the promotion and sale of Fund shares. The Board also considered that the Funds compensate Carillon Tower for providing administrative services. The Board further considered that, as the Funds’ principal underwriter and distributor, CFD receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. The Board considered that these activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification, as well as an increase in the asset-based advisory and subadvisory fees paid to Carillon Tower, ClariVest, Eagle and Scout. The Board considered that ClariVest does not enter into formal soft dollar arrangements. The Board also considered that Carillon Tower has entered into sales and marketing agreements with ClariVest, Eagle and Scout pursuant to which ClariVest, Eagle and Scout pay Carillon Tower a fee for performing marketing and client services for the Funds and other clients of ClariVest, Eagle and Scout.

Conclusions  |  The Board concluded with respect to the Funds that: (1) the fees paid to Carillon Tower and each of ClariVest, Eagle and Scout under the Agreements are fair and reasonable; and (2) the Funds and their shareholders would benefit from Carillon Tower’s, ClariVest’s, Eagle’s and Scout’s continued management of the applicable Funds.

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Risk	Appreciation Fund	International Stock Fund	Growth & Income Fund	Mid Cap Growth Fund	Small Cap Growth Fund
Currencies		X
Emerging markets		X
Equity securities	X	X	X	X	X
Focused holdings			X
Foreign securities		X	X
Growth stocks	X	X	X	X	X
Initial public offerings					X
Japan		X
Large-cap companies	X	X	X
Liquidity		X
Market	X	X	X	X	X
Market timing		X
Mid-cap companies	X	X	X	X	X
Other investment companies, including money market funds and ETFs		X
Quantitative strategy	X	X
Sectors	X			X	X
Securities lending	X	X	X	X	X
Small-cap companies	X	X		X	X
Value stocks			X

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Risk	Carillon Scout Mid Cap Fund	Carillon Scout Small Cap Fund	Carillon Reams Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Callable securities			X	X	X
Counterparties			X	X	X
Credit			X	X	X
Credit ratings			X	X	X
Currencies	X			X	X
Derivatives			X	X	X
Emerging markets	X	X			X
Equity securities	X	X
Focused holdings		X
Foreign securities	X	X	X	X	X
Growth stocks	X	X
Hedging			X	X	X
High-yield securities				X	X
Income			X	X	X
Interest rate			X	X	X
Issuer			X	X	X
Leverage			X	X	X
LIBOR			X	X	X
Liquidity			X	X	X
Market	X	X	X	X	X
Market timing	X	X			X
Maturity			X	X	X
Mid-cap companies	X	X
Mortgage- and asset-backed securities			X	X	X
Other investment companies, including money market funds and ETFs	X	X
Portfolio turnover	X		X	X	X
Prepayment and extension			X	X	X
Redemptions			X	X	X
Sectors		X
Securities lending	X	X	X	X	X
Short sales					X
Small-cap companies	X	X
U.S. government securities and government sponsored enterprises	X	X	X	X	X
U.S. Treasury obligations	X	X	X	X	X
Valuation			X	X	X
Value stocks	X	X

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Principal Risks

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Statutory Risks

Callable securities  |  A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.

Counterparties  |  A fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a fund. As a result, a fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. The participants in over-the-counter or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes a fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from over-the-counter derivative transactions. A fund may also be subject to the risk that a futures commission merchant would default on an obligation set forth in an agreement between a fund and the futures commission merchant. This risk exists at and from the time that a fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a fund‘s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the futures commission merchant may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or repledged) by the futures commission merchant, and lost, or its return delayed, due to a default by the futures commission merchant or other customer of the futures commission merchant. The futures commission merchant may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the futures commission merchant as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a fund.

Credit  |  A fund could lose money if the issuer or a counterparty, in the case of a derivatives contract, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Credit ratings  |  Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer. However, these ratings are not absolute standards of quality and do not guarantee the creditworthiness of an issuer, and may prove to be inaccurate. Ratings do not necessarily address market risk and may not be revised quickly enough to reflect changes in an issuer’s financial condition.

Currencies  |  A fund may have exposure to foreign currencies through its investments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a fund’s exposure to foreign currencies may reduce the returns of a fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect a fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures and forwards, if used, may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a fund may choose to not hedge its currency risks.

Derivatives  |  Derivatives, such as options, futures contracts, currency and other forwards, including NDFs, or swap agreements, (including credit default swaps and credit default swap index products), may involve greater risks than if a fund had invested in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risk, and credit risks. Derivatives also present the risk that the other party to the transaction will fail to perform. Counterparty risk is generally thought to be greater with derivatives that are traded over-the-counter than with derivatives that are exchange- traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case a fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives risk may be more significant when derivatives are used to enhance fund returns, increase liquidity, manage the duration of a fund’s portfolio and/or gain exposure to certain instruments or markets, rather than solely to hedge the risk of a position held by the fund.

Derivatives can cause a fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment, and some derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment, for example, where a fund may be called upon to deliver a security it does not own. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and a fund could lose more than the amount it invests. There may be material and prolonged deviations between the theoretical value and realizable value of a derivative. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a fund will engage in these transactions to reduce exposure to

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other risks when that would be beneficial. Derivatives may at times be highly illiquid, and a fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

The regulation of cleared and uncleared swap agreements, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. Changes in government regulation of various types of derivatives instruments may make derivatives more costly or limit the availability of derivatives, which may: limit or prevent a fund from using certain types of derivative instruments as part of its investment strategy; affect the character, timing of recognition and amount of a fund’s taxable income or recognized gains or losses; or otherwise adversely affect the value or performance of derivatives. Compared to other types of investments, derivatives may also be less tax efficient. A fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company. The SEC has adopted a new Rule 18f-4 that, among other matters, places limits on the use of derivatives by registered investment companies, such as a fund. A fund may have to comply with certain conditions depending on the extent of its use of derivatives, including (as applicable), the adoption and implementation of policies and procedures designed to manage a fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage- related risk that a fund may obtain, and maintaining a derivatives risk management program and designating a derivatives risk manager. Compliance with the rule will likely subject a fund’s derivatives transactions to additional oversight and regulatory requirements.

•	Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements, as well as a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Swaps may be subject to liquidity risk, counterparty risk and credit risk. Swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. Credit default swaps may be subject to credit risk and the risks associated with the purchase and sale of credit protection. With respect to a credit default swap, if a fund is selling credit protection, there is a risk a fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, a fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer’s debt obligations. Therefore, when selling protection, a fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has deteriorated, in which case a fund may need to make an early termination payment. If a fund is buying credit protection, there is the risk that no credit event will occur and a fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed out at a time when the credit quality of the underlying investment has improved, in which case a fund may need to make an early termination payment.

•	Futures and Forward Contracts. Futures and forward contracts, including NDFs, are subject to counterparty risk, credit risk and liquidity risk. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed.

Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose a fund to price fluctuations resulting from changes in interest rates. A fund could suffer a loss if interest rates rise after a fund has purchased an interest rate futures contract or fall after a fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose a fund to potential losses if interest rates do not move as expected. Fixed income index futures contracts expose a fund to volatility in an underlying securities index.

•	Options. The movements experienced by a fund between the prices of options and prices of the assets (or indices) underlying such options, may differ from expectations, and may cause a fund to not achieve its objective. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had a fund bought the underlying security instead of the call option. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying assets above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying assets above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized from a fund having shorted the declining underlying security by the premium paid for the put option and by transaction costs. The buyer of a put option assumes the risk of losing its entire investment in the put option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying assets) assumes the risk of an increase in the market price of the underlying assets above the sales price (in establishing the short position) of the underlying assets plus the premium received, and gives up the opportunity for gain on the underlying assets below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying assets below the exercise price of the option. If an option that a fund has purchased expires unexercised, a fund will experience a loss in the amount of the premium it paid. The writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position. There can be no guarantee that the use of options will increase a fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options.

•

Options on futures contracts. Options on futures contracts are subject to the risks associated with purchasing or writing call or put options on futures contracts. The risks associated with options generally apply to

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options on futures contracts, such as a buyer’s risk of losing premium if a purchased option expires unexercised or a seller’s risk of being required to sell the underlying asset at a disadvantageous price. In addition to the risks associated with options generally, there is a risk of imperfect correlations between the movement in prices of the option and the futures contract, as well as the futures contract and the underlying security, which could in turn impact the price of the option.

Emerging markets  |  When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets have unique risks that are greater than or in addition to those associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other foreign developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; delays and disruptions in securities settlement procedures; less stringent, or a lack of, uniform accounting, auditing, financial reporting and recordkeeping requirements or standards; less reliable clearance and settlement, registration and custodial procedures; trading suspensions and other restrictions on investment; and significant limitations on investor rights and recourse. The economies and governments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and significantly greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. There may be less publicly available or less reliable information regarding issuers in emerging markets, which can impede a fund’s ability to accurately evaluate foreign securities. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, through either the foreign judicial system or through a private arbitration process. Additionally, a fund may experience more volatile rates of return. These matters have the potential to impact a fund’s investment objective and performance.

Equity securities  |  A fund’s equity securities investments are subject to market risk. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•	Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.
•	Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

•	Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non-convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

•	Depositary Receipts. A fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

•

REITS. REITS or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns,

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losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax-free “pass- through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

•	Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

•	Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date or redemption by the issuer, a fund could lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Focused holdings  |  For funds that normally hold a core portfolio of securities of fewer companies than other funds, the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a fund’s volatility.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

Hedging  |  A fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that a fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on a subadviser’s assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a fund’s hedging strategies will depend on a subadviser’s ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of a subadviser’s judgments concerning the hedging positions to be acquired by a fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to a fund. In addition, a subadviser may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. A fund may not, in general, attempt to hedge all market or other risks inherent in a fund’s investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a fund’s overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument’s original cost. If a fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce a fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent a fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a fund not used the hedging instruments. When hedging is combined with leverage, a fund risks losses that are multiplied by the degree of leverage used.

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High-yield securities  |  Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower- rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative.

Income  |  A fund’s income could decline due to falling market interest rates. In a falling interest rate environment, a fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of a fund for any particular period.

Initial public offerings  |  The market value of shares sold in an initial public offering (“IPO”) may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. The purchase of IPO shares may also involve high transaction costs. The limited number of shares available for trading in some IPOs may make it difficult for a fund to acquire shares of an issuer in which it would like to invest, and may also make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. . In addition, some companies initially offering their shares publicly may be involved in relatively new industries or lines of business, which may not be widely understood by investors. Many IPOs are by small- or micro-capitalization companies that are undercapitalized. Investments in IPOs may result in losses to a fund.

Interest rate  |  Investments in investment grade and non-investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates.

Conversely, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a fund.

Issuer  |  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Japan  |  A significant portion of a fund’s total assets may be invested in the securities of Japanese issuers, in accordance with the fund’s benchmark. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia’s other low-cost emerging economies, the economic conditions of its trading partners, the strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. As a country with few natural resources, Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on a fund’s performance and increase the volatility of an investent in a fund.

Large-cap companies  |  Investments in large-cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large- cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large-cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Leverage  |  Certain transactions of a fund may give rise to a form of leverage. Such transactions may include, among others, the use of buybacks, dollar rolls, and when-issued, delayed delivery or forward commitment transactions. Certain derivatives that a fund may use may also create leverage. Derivatives that involve leverage can result in losses to a fund that exceed the amount originally invested in the derivatives. Certain types of leveraging transactions, such as short sales that are not “against the box,” could be subject to unlimited losses in cases where a fund, for any reason, is unable to close out the transaction. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leveraging may cause a fund to be more volatile than if the fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a fund’s portfolio securities.

LIBOR  |  Certain of the instruments identified in a fund’s principal investment strategies have variable or floating coupon rates that are based on ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. Regulators and market participants are working together to develop successor Reference Rates. SOFR has been selected by a committee established by the Board of Governors of the

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Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. It is expected that market participants will focus on the transition mechanisms by which Reference Rates in existing contracts or instruments may be amended, whether through legislation, marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty about the nature of any replacement rate for LIBOR and the impact of the transition from LIBOR on a fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which could impact a fund.

Liquidity  |  Liquidity risk is the possibility that a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Market  |  Markets may at times be volatile and the values of a fund’s stock and fixed income holdings, as well as the income generated by a fund’s fixed income holdings, may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. These conditions may include real or perceived adverse political, regulatory, market, economic or other developments, such as natural disasters, public health crises, pandemics, regional or global economic instability and interest, inflation and currency rate fluctuations. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. These events may lead to periods of volatility, which may be exacerbated by changes in market size and structure. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

The increasing interconnectedness of markets around the world may result in many markets being affected by events in a single country or events affecting a single or small number of issuers. Events such as natural disasters, public health crises, pandemics, governments’ reactions to and public perceptions concerning these developments, and adverse investor sentiment could cause uncertainty in the markets and may adversely affect the performance of the global economy. Terrorism and related geopolitical risks, including tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Likewise, systemic market dislocations of the kind that occurred during the financial crisis in 2008, if repeated, could be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of a fund’s investments.

Political and diplomatic events within the United States and abroad, such as changes in the U.S. presidential administration and Congress and domestic political unrest, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by government or quasi-governmental organizations.

In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomeware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent Market Events  |  An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has subsequently spread globally. The impact of the outbreak has been rapidly evolving, and the transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, supply chain disruptions, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruptions

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of and delays in healthcare service preparation and delivery, quarantines and stay-at-home orders, cancellations, widespread business closures and layoffs, service and event cancellations, reductions and other changes, and lower consumer demand, as well as general concern and uncertainty about the state of the global economy. The current pandemic has accelerated trends toward working remotely and online shopping and delivery of services, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an online business model. Certain industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Although promising vaccines and boosters have been released, the timeline for these vaccines becoming significantly widespread in many countries to allow the restoration of full economic activity remains uncertain, and the efficacy of these vaccines may be impacted by further pandemic developments. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular issuers, increase the possibility that countries may be unable to make timely payments on their sovereign debt, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems and vaccine delivery systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

The Board of Governors of the Federal Reserve System (also known as “the Fed”) has taken numerous measures to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate and the introduction of several credit and liquidity facilities, and the U.S. federal government has taken steps to stimulate the U.S. economy. The Fed and the U.S. federal government may continue to take steps to address the impact of the pandemic. However, such measures ultimately will depend on agreement among political parties, which is not certain. The likelihood and effect of these and other efforts may not be known for some time, and it is not known whether and to what extent they will be successful.

Decisions by the Fed regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, continue to have a significant impact on securities prices as well as the overall strength of the U.S. economy. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets. The Fed has signaled that it plans to decrease and unwind its interventions, and the Fed began raising interest rates in early 2022 and is anticipated to continue raising interest rates in 2023, in part to continue to address an increase in the annual inflation rate in the U.S., which may adversely affect the present value of a Fund’s assets and distributions. While these actions have affected the market negatively, it is difficult to predict the impact on various markets of a significant rate increase or other policy changes. Future legislative, regulatory and policy changes may impact current international trade deals, result in changes to prudential regulation of certain players in the financial market, and provide significant new investments in infrastructure, the environment, or other areas. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

A rise in protectionist trade policies, slowing global economic growth, risks associated with ongoing trade negotiations with China, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and the ratification of a trade agreement between the United Kingdom and the European Union, the possibility of changes to some international trade agreements, tensions or open conflict between and among nations, such as between Russia and Ukraine, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. he outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements and the broader global economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A climate-driven increase in sea levels or flooding and/or an increase in powerful windstorms could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

Market timing  |  Frequent trading by fund shareholders poses risk to other shareholders in a fund, including (i) the dilution of a fund’s NAV, (ii) an increase in a fund’s expenses, and (iii) interference with a portfolio manager’s ability to execute efficient investment strategies. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. There is no guarantee that Carillon Tower Advisers, Inc., as the manager and transfer agent of the funds, can detect all market timing activities.

Maturity  |  A fund will invest in fixed income securities of varying maturities. A fixed income security’s maturity is one indication of the interest rate exposure of a security. Generally, the longer a fixed income security’s maturity, the greater the risk. Conversely, the shorter a fixed income security’s maturity, the lower the risk.

80

Principal Risks

(UNAUDITED)

Mid-cap companies  |  Investments in mid-cap companies generally involve greater risks than investing in large-capitalization companies. Mid-cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile, and their stocks less liquid, compared to larger, more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large-cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply. In a to-be-announced (“TBA”) mortgage-backed transaction, a fund and the seller agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller does not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund.

Other investment companies, including money market funds and ETFs  |  Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in adverse tax consequences to investors (from increased recognition of net capital gains, which are taxable to shareholders when distributed to them) and adversely affect performance.

Prepayment and extension  |  When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage- related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. This could also occur if a debt security is called or otherwise converted or redeemed before maturity. If this occurs, a fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a fund buys those securities at a premium, accelerated prepayments on those securities could cause a fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Prepayments could also create capital gains tax liability in some instances. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security ‘s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to a fund for investment would be reduced. If a fund’s investments are locked in at a lower interest rate for a longer period of time, a fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Quantitative strategy risk  |  The success of a fund’s investment strategy may depend in part on the effectiveness of a subadviser’s quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A subadviser’s quantitative tools may use factors that may not be predictive of a security’s value, and any changes over time in the factors that affect a security’s value may not be reflected in the quantitative model. The quantitative tools may not react as expected to market events, resulting in losses for a fund. Data for some companies, particularly non-U.S. companies, may be less available and/or less current than data for other companies. There may also be errors in the computer code for the quantitative model or in the model itself, or issues relating to the computer systems used to screen securities. A subadviser’s stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a subadviser and therefore may also result in losses.

Redemptions  |  A fund may experience periods of heavy redemptions that could cause a fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a fund, have short investment horizons, or have unpredictable cash flow needs. The risk of loss is also greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities a fund wishes to sell are illiquid. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a fund’s performance.

81

Principal Risks

(UNAUDITED)

Sectors  |  A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Financials sector  |  Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health care sector  |  The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector  |  The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities lending  |  A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Short sales  |  A short sale creates the risk of a loss if the price of the underlying security increases in value between the date of the short sale and the date on which an offsetting position is purchased, thus increasing the cost to a fund of buying those securities to cover the short position. The potential for greater losses may be incurred due to general market forces, such as a lack of securities available for short sellers to borrow for delivery, or increases in the price of a security sold short. A fund may lose more money than the actual cost of a short sale investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a fund.

82

Principal Risks

(UNAUDITED)

Small-cap companies  |  Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises  |  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury obligations  |  Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Valuation  |  Securities held by a fund may be priced by an independent pricing service and also may be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the fund’s Board. The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. This risk may be pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non-value approach to investing or have a broader investment style.

83

Trustees and Officers

Background of Trustees and Officers  |   The following is a list of the Trustees and Officers of the Trust with their principal occupations and positions as of October 31, 2022, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, that the Trustees hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee

Independent Trustees

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012-2015; President and Chief Executive Officer, Transamerica Asset Management 2006-2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007-2012	16	Director, Operation PAR, Inc. since 2016; Trustee, RiverNorth Funds since 2013 (7 funds)

Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	N/A

Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017-2019	16	N/A

Krishna K. Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019- 2020; Chief Investment Officer, OppenheimerFunds 2009 -2019	16	N/A

Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013-2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A

Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006- 2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996-2009	16	Board of Trustees since 2016, New Jersey Law and Education Empowerment Project (NJ LEEP); Board Member since 2017, Chair, Investment Committee and Member, Finance Committee since 2018, Charity Navigator; Board Treasurer and Finance Committee Chair, since 2022, Community Service Society; President, Board of Managers, 275 W. 10th St. Condominium since 2018

84

Trustees and Officers

Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers (c)

Susan L. Walzer (1967)

President since March 2021 (Carillon Series Trust);

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Carillon Tower, since 2019; Director of Carillon Fund Services, lnc., 2019-2020; Director of Carillon Fund Distributors, Inc., since 2019; Director of Chartwell Investment Partners, since 2022; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018-2022; Vice President of Fund Administration, Carillon Tower, 2017-2018; Vice President of Fund Administration, Eagle, 2011-2017

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018-2022; Manager of Fund Accounting for Carillon Tower 2017-2018; Manager of Fund Accounting for Eagle 2005-2017 and Fund Reporting for Eagle 2010-2017

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James Financial, Inc., since 2020; Chief Compliance Officer, Water Island Capital, 2016-2019;

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling the Carillon Family of Funds toll free at 1-800-421-4184 or by accessing our website at www.rjinvestmentmanagement.com.

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday. Effective 1/1/23 the retirement age will be increased from age 75 to age 76.

(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as Investment Advisor.

(c) Officers each serve one year terms.

85

PRIVACY NOTICE

Rev. 11/2022

FACTS	WHAT DOES CARILLON DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and birth date

•   Account transactions, account balances, transaction history, checking account information, and wire transfer instructions.

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Carillon chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Carillon share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations.	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t’ share

For non-affiliates to market to you	No	We don’t share

Questions?	• Call 800-421-4184 or go to rjinvestmentmanagement.com

86

Who we are

Who is providing this notice?	Raymond James Investment Management, Carillon Fund Distributors, Inc., and Carillon Family of Funds (collectively, “Carillon”)

What we do

How does Carillon protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Carillon collect my personal information?

We collect your personal information, for example, when you open an account or deposit money, buy securities from us, give us contact information, or tell us where to send the money.

We also collect your personal information from others, such as affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies with a Raymond James or Carillon name as well as financial companies such as Chartwell Investment Partners, LLC, ClariVest Asset Management LLC, Eagle Asset Management, Inc., Scout Investments, Inc., and Reams Asset Management (a division of Scout Investments).

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•  Examples of non-affiliates are entities that provide services to the Carillon Funds, such as the transfer agent and administrator.

Joint marketing	A formal agreement between nonaffiliated financial companies to provide or market financial products or services to you. • Carillon does not jointly market financial services or products.

California: In accordance with California law, we will not share information we collect about you with companies outside of Raymond James, unless the law allows. For example, we may share information with your consent, to service your accounts, or to provide rewards or benefits you are entitled to. We will limit sharing among our companies to the extent required by California law. For additional information regarding your rights, please see the California Privacy Notice (raymondjames.com/ccpa).

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Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Call 800.421.4184 or your financial professional, or visit www.rjinvestmentmanagement.com, for a prospectus, or summary prospectus, which contains this and other important information about the Carillon Family of Funds. Read the prospectus, or summary prospectus, carefully before you invest or send money.

This report is for the information of Shareholders of the Carillon Mutual Funds. If you wish to review additional information on the portfolio holdings of a Fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each Fund’s fiscal year end on Form N-PORT. These filings are available on the Commissions’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each Fund’s proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30th of that year, is available without charge, upon request, by calling the Carillon Family of Funds, toll-free at the number above, by accessing our website at rjinvestmentmanagement.com or by accessing the Commission’s website at www.sec.gov.

880 Carillon Parkway  |  St. Petersburg, FL 33716  |  800.421.4184  |  rjinvestmentmanagement.com

Carillon Fund Distributors, Inc., Member FINRA

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2022, Carillon Series Trust (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period, other than technical, administrative, and other non-substantive amendments. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that Liana Marante is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Ms. Marante is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a) Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $360,000 for the fiscal period ended October 31, 2021, and $ 363,000 for the fiscal period ended October 31, 2022.

(b) Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2021, and October 31, 2022. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2021, and $0.00 for the fiscal period ended October 31, 2022.

(c) Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $118,000 for the fiscal period ended October 31, 2021, and $58,000 for the fiscal period ended October 31, 2022. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2021, and October 31, 2022.

(d) All Other Fees

For the fiscal periods ended October 31, 2021, and October 31, 2022, the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2021, and October 31, 2022.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2022, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2021, and October 31, 2022.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)

The Trust’s Principal Executive Officer and Principal Financial Officer evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the Trust in the reports that it files on Form N-CSR (a) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission; and (b) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

(b)

There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of the Trust that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Trust.

Item  13. Exhibits

(a)(1)     Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the Trust.

(a)(4)     Not applicable to the Trust

(b)     The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section  1350 of Chapter 63 of Title 18 of the United States Code is filed and attached hereto as Exhibit 99.1350CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CARILLON SERIES TRUST

Date: December 16, 2022	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

CARILLON SERIES TRUST

Date: December 16, 2022	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 16, 2022	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer